Execution Copy

U.S. $20,000,000

FINANCING AGREEMENT,

dated as of October 31, 2006,

between

U.S. BANK NATIONAL ASSOCIATION

as Bank

and

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

as Borrower

TABLE OF CONTENTS

1.	DEFINITIONS		1

	1.1	Defined Terms	1
	1.2	Environmental Definitions.	18
	1.3	Other Definitional Provisions; Construction	19

2.	LOANS AND OTHER FINANCIAL ACCOMMODATIONS		20

	2.1	Total Facility	20
	2.2	Revolving Loans	21
	2.3	General Conditions	21
	2.4	Letters of Credit	21
	2.5	No Deficiency	22
	2.6	Disbursement of Revolving Loans	23
	2.7	Notes; Records of Advances of Credit	24
	2.8	No Limitation on Liens	24
	2.9	Advance Rates and Sublimits	24
	2.10	Conditions to Initial Loans	25
	2.11	One General Obligation; Cross-Collateralized	26

3.	INTEREST CHARGES; FEES		26

	3.1	Interest on Loans	26
	3.2	Increased Costs	30
	3.3	Loan Administration Fee	30
	3.4	Unused Commitment Fee	30
	3.5	Letter of Credit Fees	30
	3.6	Calculation of Certain Charges	31
	3.7	Payments; Charging Loan Account	31
	3.8	Maximum Rate	31

4.	MONTHLY LOAN ACTIVITY ACCOUNTINGS		32

5.	SECURITY		32

	5.1	Security Documents	32
	5.2	Life Insurance Proceeds	32

6.	FURTHER ASSURANCES		32

7.	RECEIVABLES; INVENTORY; COLLECTION OF RECEIVABLES; DISPUTED RECEIVABLES; PROCEEDS OF INVENTORY.		33

	7.1	Agreements Regarding Receivables	33
	7.2	Agreements Regarding Inventory	33
	7.3	Locked Box	33
	7.4	Special Account	34
	7.5	Crediting of Remittances	34
	7.6	Cost of Collection	35
	7.7	On-Line Banking; Cash Management Services	35

8.	EXAMINATION OF LOAN COLLATERAL; REPORTING.		35

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	8.1	Maintenance of Books and Records	35
	8.2	Access and Inspection	35
	8.3	Reporting Regarding Receivables	36
	8.4	Reporting Regarding Government Contracts	36
	8.5	Monthly Financial Statements; Payable Information	36
	8.6	Annual Projections	36
	8.7	Annual Financial Statements	37
	8.8	Management Reports	37
	8.9	Comparisons to Financials; Certificates	37
	8.10	Tax Returns; Additional Information	37

9.	WARRANTIES, REPRESENTATIONS AND COVENANTS		37

	9.1	Corporate Status	38
	9.2	Due Authorization; Validity	38
	9.3	No Violation	38
	9.4	Use of Loan Proceeds	38
	9.5	Management; Ownership of Assets; Licenses; Patents; Government Contracts	39
	9.6	Indebtedness	39
	9.7	Title to Property; No Liens	39
	9.8	Restrictions; Labor Disputes; Labor Contracts	40
	9.9	No Violation of Law	40
	9.10	Hazardous Substances	40
	9.11	Absence of Default	41
	9.12	Accuracy of Financials; No Material Changes	41
	9.13	Pension Plans	41
	9.14	Taxes and Other Charges	41
	9.15	No Litigation	42
	9.16	No Brokerage Fee	42
	9.17	Affiliates	42
	9.18	Capitalization; Warrants	42
	9.19	Noncompetition Agreements	42
	9.20	Deposit and Other Accounts	42
	9.21	Solvency	42
	9.22	Full Disclosure	43
	9.23	Casualties	43
	9.24	Leases	43
	9.25	Insurance Policies	43
	9.26	Consents	43
	9.27	Tax Shelter Regulations	44
	9.28	Updating Representations and Warranties	45

10.	COVENANTS		45

	10.1	Payment of Certain Expenses	45
	10.2	Notice of Litigation	45
	10.3	Notice of ERISA Events	45
	10.4	Notice of Labor Disputes	45
	10.5	Compliance with Laws	46
	10.6	Notice of Violations of Law, Tax Assessments	46
	10.7	Notice of Violations of Certain Agreements	46
	10.8	Notice of Customer Defaults	46
	10.9	Taxes and Charges	46
	10.10	Indebtedness; Guaranties	46

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	10.11	Restrictions; Labor Disputes	48
	10.12	Pension Plans	48
	10.13	Solvency	48
	10.14	Property Insurance	48
	10.15	Liability Insurance	48
	10.16	Mergers; Acquisitions	49
	10.17	Investments	49
	10.18	Distributions; Loans; Fees	49
	10.19	Redemption of Stock	50
	10.20	Stock Rights	50
	10.21	Capital Structure; Fiscal Year	50
	10.22	Affiliate Transactions	50
	10.23	Operating Account	50
	10.24	Sale of Assets	51
	10.25	Intervention by Governmental Authority	51
	10.26	Levy Against Loan Collateral	51
	10.27	Judgments	51
	10.28	Financial Covenants	51
	10.29	Government Contracts	52

11.	EFFECTIVE DATE; TERMINATION		52

	11.1	Effective Date and Termination Date	52
	11.2	Renewal by Bank	52
	11.3	Voluntary Termination by Borrower	52
	11.4	Acceleration Upon Termination	53
	11.5	Borrower Remains Liable	53

12.	EVENTS OF DEFAULT		53

	12.1	Events of Default	53

13.	BANK'S RIGHTS AND REMEDIES.		56

	13.1	Acceleration	56
	13.2	Fees and Expenses	56
	13.3	Actions in Respect of Letters of Credit	56

14.	PARTICIPATIONS		57

	14.1	Participation	57
	14.2	Participant Consents	57
	14.3	Information	57
	14.4	Law Requirements	57

15.	GENERAL		57

	15.1	Severability	57
	15.2	Governing Law	58
	15.3	WAIVER OF JURISDICTION	58
	15.4	Survival and Continuation of Representations and Warranties	58
	15.5	Assignment; Bank Affiliates.	58
	15.6	Bank's Additional Rights Regarding Loan Collateral	59
	15.7	Application of Payments; Revival of Obligations	59
	15.8	Fees and Expenses	59

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15.9	Notices; Electronic Mail	60
15.10	Indemnification	61
15.11	Additional Waivers by Borrower	62
15.12	Equitable Relief	62
15.13	Entire Agreement	62
15.14	Headings	62
15.15	Cumulative Remedies	63
15.16	Waivers and Amendments in Writing	63
15.17	Recourse to Directors or Officers	63
15.18	Waiver of Jury Trial	63
15.19	Patriot Act Notice	63

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EXHIBITS

Exhibit A	Revolving Advance Request Form

Exhibit B	Revolving Loan Note Form

Exhibit C	Borrowing Base Certificate

Exhibit D	Government Contracts

Exhibit E	Officer’s Certificate

Exhibit F	Financial Covenants

SCHEDULES

Schedule 1	Borrower’s Facilities

Schedule 2	Financial Statements

Schedule 3	Merger Consideration

Schedule 4	Permitted Liens

Schedule 9.1	List of Jurisdictions of Incorporation and Qualification

Schedule 9.5	Licenses; Trademarks; Patents; Copyrights; Government Contracts

Schedule 9.8	Labor Matters

Schedule 9.9	Compliance With Laws

Schedule 9.10	Environmental Matters

Schedule 9.13	Pension Matters

Schedule 9.15	Litigation Matters

Schedule 9.17	Affiliates; Affiliate Transactions

Schedule 9.18	Stockholders

Schedule 9.19	Noncompetition Agreements

Schedule 9.20	Bank Accounts

Schedule 9.24	Leases

Schedule 9.25	Insurance Policies

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FINANCING AGREEMENT

THIS FINANCING AGREEMENT (this “Agreement”) between U.S. BANK NATIONAL ASSOCIATION, a national banking association (“Bank”), and ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation, is as follows:

1.           DEFINITIONS.

1.1           Defined Terms. In addition to the other terms defined in this Agreement, whenever the following capitalized terms (whether or not underscored) are used, they shall be defined as follows:

“Advance Rate” means a percentage, subject to change by Bank from time to time in accordance with Section 2.9, which is applied to Eligible Receivables (the “Receivables Advance Rate”) and to Eligible Unbilled Revenue (the “Unbilled AR Advance Rate”) for purposes of determining the Borrowing Base. The initial advance rates are as follows: the Receivables Advance Rate is 80% and the Unbilled AR Advance Rate is 60%. The Receivables Advance Rate will never exceed 80% and the Unbilled AR Advance Rate will never exceed 60%.

“Affiliate” means, as to any Person (the “Subject Person”), any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, the Subject Person. For purposes of this definition, “control” of a Person means the power, direct or indirect, (i) to vote 10% or more of the securities (or other ownership interests) having voting power for the election of directors (or managers in the case of a limited liability company) of the Person or (ii) otherwise to direct or cause the direction of the management and policies of the Person, whether by contract or otherwise. Without limiting the generality of the foregoing, each of the following will be deemed to be an Affiliate of Borrower for purposes of this Agreement: all of Borrower’s officers, stockholders, directors, Subsidiaries, joint venturers (including Persons party with Borrower to agreements for Permitted Joint Ventures) and partners.

“Applicable Agreement” means any agreement, commitment, arrangement or instrument to which, as of any date, Borrower is a party or by which Borrower or any of its properties is bound, including any Government Contract, note, indenture, joint venture agreement, bond, indemnity agreement (including the General Agreement of Indemnity between Borrower and certain individuals for the benefit of Bond Safeguard Insurance Company and Lexon Insurance Company dated July 1, 2004, as the same is amended, restated, replaced or superseded from time to time), loan agreement, mortgage, lease, or deed, the performance or non-performance of which could have a Material Adverse Effect.

“Applicable LIBOR Rate Margin”, “Applicable LOC Fee”, “Applicable Prime Rate Margin”, and “Applicable Unused Commitment Fee” means, as of any date, the applicable per annum rate shown in the applicable column in clause (vii) of Section 3.1.

“Applicable Margin” means, as applicable, the Applicable LIBOR Rate Margin and the Applicable Prime Rate Margin.

“Argentum” means Argentum Capital Partners II, L.P., a Delaware limited partnership.

“Attorneys’ Fees” means the reasonable fees, costs and expenses of all attorneys (and all paralegals and other staff employed by such attorneys) retained by Bank from time to time in connection with, or arising out of, the matters encompassed by the reference to the capitalized term Attorneys’ Fees in the applicable provisions of the applicable agreement, instrument or other document.

“Availability Condition” means the average daily Revolving Loan Availability during a calendar month, measured on or after the first Business Day of the subsequent calendar month, is less than $2,500,000.

“Borrower” means, before the Effective Time of the Merger, EQM, and after the Effective Time of the Merger, Environmental Quality Management, Inc., an Ohio corporation, as the survivor of the Merger.

“Borrower’s Facilities” means, collectively, those facilities described on Schedule 1 which are owned or leased by Borrower. “Borrower’s Facility” means each of the foregoing facilities.

“Borrowing Base” means, as of any time, an amount in Dollars equal to:

(i) (a) the Receivables Advance Rate applied to the then Net Amount of Eligible Receivables of Borrower then outstanding (other than Permitted Joint Venture Receivables) plus (b) the lesser of (1) $1,000,000 and (ii) the Receivables Advance Rate applied to the then Net Amount of Eligible Receivables of Borrower then outstanding comprised of Permitted Joint Venture Receivables;

plus (ii) the lesser of (a) $6,000,000 and (b) the Unbilled AR Advance Rate applied to the then Net Amount of Eligible Unbilled Revenue of Borrower then outstanding; and

less (iii) the then Reserve Amount.

“Borrowing Base Certificate” has the meaning given in Section 8.3.

“Borrowing Base Deficiency” means the failure, as of any time, of the Revolving Loan Availability to be greater than or equal to zero Dollars.

“Business Day” means any day on which commercial banks in Cincinnati, Ohio are required by law to be open for business. Periods of days referred to in this Agreement will be counted in calendar days unless Business Days or New York Banking Days are expressly prescribed.

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“Capital Stock” means all shares, interests, participations, rights to purchase, options, warrants, general or limited partnership interests, or limited liability company interests, units or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or nonvoting, including common stock, preferred stock or any other “equity security” (as such term is defined in Rule 3a11-1 of the Rules and Regulations promulgated by the Securities and Exchange Commission (17 C.F.R. § 240.3a11-1) under the Securities and Exchange Act of 1934, as amended).

“Carillon Lease” means the Amended and Restated Lease Agreement between Borrower and Carillon Partners, LLC dated as of November 1, 2006.

“Change of Control” means any of the following (or any combination of the following) whether arising from any single transaction or event or any series of transactions or events (whether as the most recent transaction in a series of transactions) which, individually or in the aggregate, results in:

(i)          a change in the ownership of Borrower such that Argentum fails to (a) own legally and beneficially, free and clear of any Liens, greater than 50%, on a fully diluted basis, of the issued and outstanding voting Capital Stock of Borrower or (b) have the power to direct or cause the direction of the management and policies of Borrower;

(ii)         the election of a director of Borrower as a result of which Argentum has neither designated nor has the right to designate at least a majority of Borrower’s Board of Directors;

(iii)        a change in the percentage ownership of Borrower among the Persons who are stockholders of Borrower as of the Closing Date which Bank, in its discretion, deems materially adverse; provided that changes in relative percentages resulting from the exercise of the Warrants or from repurchases or purchases by Borrower or any of the shareholders pursuant to their rights under the Stock Restriction Agreements or the Shareholders Agreement are deemed not to be materially adverse within the meaning of this clause; or

(iv)        Any of Jack Greber, William Kemner or an Approved Successor ceases, for any reason, to serve as chief executive officer of Borrower actively involved in Borrower’s management for more than 30 days. For purposes of the foregoing, an “Approved Successor” is the chief executive officer of Borrower elected by the directors of Borrower after Jack Greber, William Kemner or any Approved Successor ceases to serve as chief executive officer of Borrower and who is reasonably acceptable to Bank.

“Closing Date” means November 1, 2006, or such later date as is mutually agreeable to Borrower and Bank.

“Code” means the Uniform Commercial Code, as enacted in the State of Ohio, Section 1301.01 et seq., as amended or superseded from time to time.

“Collateral” has the meaning given in the Security Agreement.

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“Controlled Disbursement Account” means an account established at Bank and which Bank designates as a “controlled disbursement account”, which will be structured and utilized as a non-interest bearing, controlled disbursement account in accordance with Bank’s controlled disbursement account policies and procedures from time to time in effect.

“Controlled Group” means all members of a controlled group of corporations and other entities and all trades or businesses (whether or not incorporated) under common control which, together with Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Internal Revenue Code or Section 4001 of ERISA.

“Deficiency” means (collectively and individually) a Borrowing Base Deficiency and a Letter of Credit Deficiency.

“Dollars” and “$” means dollars in lawful currency of the United States unless otherwise indicated.

“Effective Time of the Merger” is the date and time of the filing of the Certificate of Merger of Merger Corp. with and into EQM with the Secretary of State of Ohio.

“Eligible Receivables” means such of the Receivables owing to Borrower that meet the criteria in clause (i) below of this definition and are not ineligible pursuant to clause (ii) below.

(i)          Except as provided in clause (ii) below, Receivables which meet, and continue to meet, all of the following criteria are Eligible Receivables:

(a)          Receivables which consist of ordinary trade accounts receivable owned solely by Borrower, evidenced by Borrower’s standard invoice therefor, payable in cash in Dollars and which arise out of an outright, bona fide, lawful and final sale of finished goods inventory or the provision of services in each case in the ordinary course of Borrower’s business as presently conducted by it to a Person who is not an Affiliate of Borrower, or who otherwise is controlled by Borrower or by an Affiliate of Borrower (other than Receivables owing from Affiliates to the extent such Receivables are Permitted Joint Venture Receivables), who has issued a valid and binding purchase order therefor to Borrower or who is party to a contract with Borrower for the sale of finished goods inventory or the provision of services by Borrower;

(b)          Receivables which are due and payable absolutely and unconditionally within (1) Borrower’s standard terms of net 30 days from the date of the invoice applicable thereto, or (2) such extended terms that Bank, in its discretion exercised in good faith, approves after prior notice from Borrower;

(c)          Receivables with respect to which (1) the services covered thereby have been rendered and accepted by the account debtor or its designee or (2) the finished goods inventory covered thereby have been delivered to the account debtor or its designee and accepted by such account debtor or designee; and

(d)          Receivables with respect to which not more than 90 days have elapsed since the date of the original invoice applicable thereto.

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(ii)         Without limiting Bank’s discretion as to other Receivables, the following Receivables will not, in any event, constitute Eligible Receivables:

(a)          Receivables with respect to which the account debtor or any Affiliate of the account debtor has filed or had filed against it a petition in bankruptcy or for reorganization, made an assignment for the benefit of creditors, or failed, suspended business operations, become insolvent or in respect of which a receiver, custodian, or a trustee was appointed for a significant portion of its assets or affairs, or Receivables with respect to which the account debtor is incompetent or has died;

(b)          Receivables with respect to which (1) the account debtor is not qualified to do business in one or more States of the United States or (2) the account debtor has its principal place of business or chief executive office outside of the United States, unless, in either or both of such events (1) or (2), the Receivable is supported by an irrevocable, clean letter of credit or acceptance issued (A) by a financial institution satisfactory to Bank and (B) on terms acceptable to Bank, and, if so requested by Bank, delivered to Bank in pledge for negotiation and presentment;

(c)          Receivables owing from the same account debtor, either alone or together with its Affiliates, if 25% or more of such Receivables are ineligible for any reason;

(d)          Receivables owing from any single account debtor, other than a United States Debtor, to the extent, as of any date, that the total amount of such account debtor’s Indebtedness to Borrower (whether evidenced by such Receivables or otherwise) exceeds 20% of the face amount (less maximum discounts, credits and allowances which may be taken by, or granted to, such account debtor in connection therewith) of the then outstanding Eligible Receivables of Borrower;

(e)          Government Receivables unless (1) it arises from a Government Contract, a copy of which has been delivered to Bank, (2) it arises from a completed task order that has been approved for billing by the applicable Governmental Authority account debtor and (3) the Federal Assignment of Claims Act or, as applicable, a State Assignment of Claims Law, has been complied with to Bank’s satisfaction and Borrower has duly executed and delivered to Bank all required instruments and documents, which are required to be executed and delivered by Borrower under the Federal Assignment of Claims Act, or as applicable, State Assignment of Claims Law, to assign Borrower’s interests in such Receivables to Bank; provided that should any Governmental Authority notify Bank that it is refusing to recognize any assignment made under the Federal Assignment of Claims Act or a State Assignment of Claims Law with respect to any Government Receivable, such Government Receivable will immediately become an ineligible Receivable;

(f)          Receivables which arise out of an agreement between Borrower and any other Person, the payment or performance of which is guaranteed by a payment bond or performance bond issued by a surety company; provided that Government Receivables owing from a United States Debtor, and that are otherwise Eligible Receivables, shall not be excluded by this clause (f) solely because the payment or performance is guaranteed by a payment bond or performance bond issued by a surety company;

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(g)          Receivables which (1) consist (or to the extent consisting) of deposits, (2) consist (or to the extent consisting) of vendor warranty claims, (3) consist (or to the extent consisting) of finance charges, service charges, or interest on delinquent accounts, (4) are proceeds of consigned Inventory, (5) are employee, officer, director or other Affiliate Receivables (other than Permitted Joint Venture Receivables), or (6) are debit memoranda;

(h)          Receivables with respect to which the terms or conditions prohibit or restrict assignment or collection rights or which are evidenced by a promissory note, chattel paper or other instrument;

(i)          Receivables (1) which are subject to set-off, credit, contras, liquidated damages, retainage, allowance or adjustment by the account debtor (except discounts allowed for prompt payment), including cost rate adjustments, (2) with respect to which the account debtor has returned any of the Inventory from the sale from which the Receivables arose; provided that in either or both of such events (1) or (2), the net amount owed by such account debtor to Borrower in respect of such Receivable, as determined by Bank in its discretion exercised in good faith, will, if otherwise eligible, be an Eligible Receivable;

(j)          Receivables which are generated by a sale on approval, a bill and hold sale, a sale on consignment, or other type of conditional sale or which are subject to progress billing;

(k)          Receivables which are not subject to the first priority security interest of Bank or are subject to any Lien of any Person (except to the extent, if any, of the Permitted Liens);

(l)          Receivables with respect to which the account debtor (the “Subject Customer”) is located in any one or more of New Jersey, Minnesota, or West Virginia unless (1) if the Subject Customer is located in New Jersey, Borrower has properly qualified to do business in New Jersey or has filed a Notice of Business Activities Report with the New Jersey Division of Taxation for the then current year, (2) if the Subject Customer is located in Minnesota, Borrower has properly qualified to do business in Minnesota or has filed a Notice of Business Activities Report with the Minnesota Division of Taxation for the then current year, or (3) if the Subject Customer is located in West Virginia, Borrower has filed, or is exempt from filing, a Business Activity Report with the Tax Commissioner of the State of West Virginia for the then current year;

(m)          Receivables with respect to which the account debtor has sold or is selling substantially all of its assets and has not established adequate reserves or made provisions for the payment of all amounts owed to such account debtor’s trade creditors, as determined by Bank in its discretion exercised in good faith;

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(n)          Receivables with respect to which Bank has received a check for payment of such Receivable which has been returned uncollected, or Receivables with respect to which Bank, in its discretion exercised in good faith, believes that the collection of such Receivable is in doubt or impaired or that such Receivable may not be paid by reason of the account debtor’s financial inability to pay;

(o)          Receivables with respect to which the account debtor is located in any jurisdiction requiring the filing by Borrower of an application to qualify to do business or a fictitious name report in order to permit Borrower to seek judicial enforcement in such jurisdiction of payment of that Receivable, unless Borrower has qualified to do business in such state or has filed a fictitious name report;

(p)          Receivables that arise from a Government Subcontract unless (1) a copy of such Government Subcontract has been delivered to Bank, (2) it arises from a completed task order pursuant to such Government Subcontract, (3) Borrower has used commercially reasonable efforts to (i) comply with the Federal Assignment of Claims Act or, as applicable, a State Assignment of Claims Law and (ii) include in such Government Subcontract the Requested Government Subcontract Clauses, (4) Borrower has duly executed and delivered to Bank all required instruments and documents, which are required to be executed and delivered by Borrower under the Federal Assignment of Claims Act, or as applicable, State Assignment of Claims Law, to assign Borrower’s interests in such Receivables to Bank, and (5) Bank has received evidence of the Prime Contractor’s consent to such assignment by Borrower to Bank, where such consent is required under such Government Subcontract; provided that should any Governmental Authority or Prime Contractor notify Bank that it is refusing to recognize any assignment made under the Federal Assignment of Claims Act or a State Assignment of Claims Law with respect to any Receivable arising from a Government Subcontract, such Receivable will immediately become an ineligible Receivable; or

(q)          Receivables which Bank, in its discretion exercised in good faith, deems to be ineligible based on those credit or collateral considerations which the Business Credit Group of Bank makes applicable from time to time.

“Eligible Unbilled Revenue” means, as of the relevant date of determination, Unbilled Revenue to the extent (assuming it were an invoiced amount and therefore an account receivable), it would otherwise constitute an Eligible Receivable; however, as soon as the Unbilled Revenue is invoiced by Borrower to its customer, it will be automatically become ineligible as an “Eligible Unbilled Revenue”, but, assuming that such formerly Eligible Unbilled Revenue (once invoiced by Borrower) otherwise meets the criteria for Eligible Receivables, such aggregate Unbilled Revenue (once invoiced by Borrower) will constitute Eligible Receivables subject to the terms of this Agreement.

“Employment Agreements” means, collectively, each Employment Agreement between Borrower and a Principal Shareholder and between Borrower and J. Kevin Fox, dated as of October 31, 2006.

“EQE” means EQ Engineers, LLC, an Indiana limited liability company.

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“EQE Loan Amount” means $800,000; provided that if EQE obtains a loan facility from a financial institution after the Closing Date, such amount shall be $500,000.

“EQES” means EQE Slovakia, s.r.o., a corporation organized under the laws of Slovakia.

“EQM” means Environmental Quality Management, Inc., an Ohio corporation, as it existed immediately prior to the Merger.

“Equipment” means equipment as defined in the Code.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” has the meaning given in Section 12, whether any requirement for the giving of notice, the lapse of time, the satisfaction of any other condition, or all of them, have been satisfied.

“Existing Letters of Credit” means, collectively, the letters of credit issued prior to the Closing Date by Bank for the account of Borrower.

“Facility Termination Date” has the meaning given in Section 11.4.

“Federal Assignment of Claims Act” means Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 and 41 U.S.C. § 15).

“Financial Covenants” has the meaning given in Section 10.28.

“Financials” means those financial statements attached as Schedule 2

“Fiscal Quarter” has the meaning given on Exhibit F.

“Fiscal Year” has the meaning given on Exhibit F.

“GAAP” has the meaning given in Section 1.3.

“General Intangibles” means general intangibles as defined in the Code.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government or any agency or instrumentality thereof (including any central bank).

“Government Contracts” means contracts solely between Borrower and a United States, state or local Governmental Authority entered into in the ordinary course of Borrower’s business and with respect to which Borrower provides goods or services to such Governmental Authority.

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“Government Receivables” means Receivables with respect to which the account debtor is a United States Debtor or another Governmental Authority.

“Government Subcontracts” means contracts solely between Borrower and a third party contractor (a “Prime Contractor”) entered into in the ordinary course of Borrower’s business and with respect to which Borrower, as subcontractor, provides goods or services to a United States, state or local Governmental Authority on behalf of such Prime Contractor pursuant to a prime contract between such Prime Contractor and such Governmental Authority.

“Indebtedness” means all of a Person’s obligations, indebtedness and liabilities to any other Person, including all debts, claims and indebtedness, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under written or oral agreement, operation of law or otherwise. Borrower’s Indebtedness includes: (i) the Obligations, (ii) obligations or liabilities of any Person secured by a Lien on property owned by Borrower, even though Borrower has not assumed or become liable for the payment therefor, (iii) obligations or liabilities created or arising under any lease of real or personal property, any conditional sales contract or other title retention agreement with respect to property used or acquired by Borrower, even though the rights and remedies of the lessor, seller, or lender thereunder are limited to repossession of such property, and (iv) the net cost (without duplication) to Borrower under any interest rate, commodity or foreign currency exchange, swap, collar, cap or similar agreements.

“Insurance Agreement” has the meaning given in Section 5.2.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Interest Payment Date” means the Facility Termination Date or any earlier date on which the credit facility extended hereunder terminates, and (i) the first day of each month occurring during each Loan Period for each LIBOR Rate Loan and the last day of each such Loan Period, (ii) the first day of each month for each Prime Rate Loan, and (iii) with respect to any other Obligations, on the date set forth under any agreement other than this Agreement if such other agreement provides for the payment of interest on a date specified therein; otherwise, on demand by Bank.

“Inventory” means inventory as defined in the Code.

“Letter of Credit” means a Standby Letter of Credit (as defined in Section 2.4) or a Commercial Letter of Credit (as defined in Section 2.4) issued by Bank pursuant to Section 2.4.

“Letter of Credit Availability” means, as at any time, an amount equal to the lesser of (i) an amount equal to (a) $10,000,000 less (b) the then Letter of Credit Exposure and (ii) the then Revolving Loan Availability.

“Letter of Credit Deficiency” means any failure of the Letter of Credit Availability to be greater than or equal to zero Dollars.

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“Letter of Credit Documents” means, with respect to each and every Letter of Credit, (i) a standby letter of credit application and reimbursement agreements on Bank’s then customary form (the “Letter of Credit Application”) and (ii) any other agreements, certificates, documents and information as Bank may reasonably request relating to a Letter of Credit.

“Letter of Credit Exposure” means, as at any time, the sum of (i) the Letter of Credit Face Amount of all outstanding Letters of Credit and (ii) all unreimbursed drawings under any Letters of Credit (whether or not outstanding).

“Letter of Credit Face Amount” of any Letter of Credit means, as at any time, the face amount of the Letter of Credit, after giving effect to all drawings paid thereunder and other reductions of the face amount and to all reinstatements of the face amount effected, pursuant to the terms of the Letter of Credit, prior to such time.

“Letter of Credit Obligations” means, as at any time, the sum of (i) the aggregate Letter of Credit Face Amount for all Letters of Credit plus (ii) the aggregate amount of Borrower’s unpaid obligations in respect of all Letters of Credit (whether or not outstanding) under this Agreement and the Letter of Credit Documents, including any Indebtedness incurred or arising in connection with any Letters of Credit (including any drafts or acceptances thereunder, all amounts charged or chargeable to Borrower or Bank, including any and all Bank charges, expenses, fees and commissions, and all duties and taxes and costs of insurance which may pertain either directly or indirectly to such Letters of Credit).

“Letter of Credit Reserve” means, as at any time, 100% of the then Letter of Credit Exposure with respect to all Letters of Credit.

“LIBOR Rate” means, with respect to any LIBOR Rate Loan, the applicable interest rate for such LIBOR Rate Loan pursuant to Section 3.1(i).

“LIBOR Rate Loan” has the meaning given in Section 3.1(i).

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, charge, security interest, encumbrance, lien (statutory or other), or any preference, priority or other security agreement or any preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any lease deemed under the UCC to be intended for security, and the authorized filing by or against a Person as debtor of any financing statement under the UCC or comparable law of any jurisdiction).

“Life Insurance Assignment” has the meaning given in Section 5.2.

“Life Insurance Policy” means each of the following life insurance policies: (i) First Colony Policy No. 565211 on the life of David Dunbar in the amount of $400,000, (ii) Chase Policy No. FK5206188 on the life of David Dunbar in the amount of $750,000, (iii) CAN Policy No. V1LDOO7712 on the life of Kevin Fox in the amount of $500,000, (iv) Transamerica Policy No. 42126894 on the life of Jack Greber in the amount of $1,250,000 and (v) Transamerica Policy No. 42126980 on the life of William Kemner in the amount of $1,250,000.

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“Loan” means any advance or extension of credit made by Bank to, or for the benefit of, Borrower pursuant to Section 2 of this Agreement (including the Letter of Credit Exposure), and the total of all such advances and extensions of credit (including the Letter of Credit Exposure) outstanding at any time may be referred to as “Loans”.

“Loan Collateral” means the Collateral, each Life Insurance Policy, and any other security or collateral provided from time to time by, or on behalf of, Borrower or any other Person for the Obligations.

“Loan Documents” means this Agreement, the Revolving Loan Note, the Security Agreement, the Letter of Credit Documents, each Insurance Agreement and Life Insurance Assignment (as defined in Section 5.2), the documents, instruments and agreements executed in connection with the Federal Assignment of Claims Act and any state Assignment of Claims Law, and all other agreements, instruments and documents relating to the Loans, including mortgages, deeds of trust, security agreements, subordination agreements, intercreditor agreements, pledges, powers of attorney, consents, collateral assignments, locked box and cash management agreements, letter agreements, contracts, notices, leases, financing statements and letters of credit and applications therefor and all other writings, all of which must be in form and substance satisfactory to Bank, which have been, are as of the date of this Agreement, or will in the future be signed by, or on behalf of, Borrower and delivered to Bank.

“Loan Period” means the period commencing on the day any Loan is made as a LIBOR Rate Loan or converted into a LIBOR Rate Loan and ending on the numerically corresponding day 1, 2, or 3 months thereafter matching the interest rate term selected by Borrower; provided, however, (i) if any Loan Period would otherwise end on a day which is not a New York Banking Day, then the Loan Period shall end on the next succeeding New York Banking Day unless the next succeeding New York Banking Day falls in another calendar month, in which case the Loan Period shall end on the immediately preceding New York Banking Day; or (ii) if any Loan Period begins on the last New York Banking Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of the Loan Period), then the Loan Period shall end on the last New York Banking Day of the calendar month at the end of such Loan Period.

“Locked Box” has the meaning given in Section 7.3.

“Material Adverse Effect” means a material adverse effect, as determined by Bank in good faith, on (i) Borrower’s (a) business, property, assets, operations or condition, financial or otherwise or (b) ability to perform any of its payment or other Obligations under this Agreement or any of the other Loan Documents, (ii) the recoverable value of the Loan Collateral or Bank’s rights or interests therein, (iii) the enforceability of any of the Loan Documents, or (iv) the ability of Bank to exercise any of its rights or remedies under the Loan Documents or by law provided.

“Merger” means the merger of Merger Corp. and EQM pursuant to the Merger Agreement.

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“Merger Agreement” means the Agreement and Plan of Merger dated as of September 18, 2006 among EQM, Principal Shareholders, Merger Corp and Argentum.

“Merger Consideration” means all consideration to be paid to shareholders of EQM in connection with the Merger, as set forth in the Merger Documents as in effect as of the date of this Agreement, in the amounts and to such Persons described in Schedule 3, $3,000,000 of which will be paid by the Merger Corp Cash.

“Merger Corp” means EQM Merger Corp., an Ohio corporation.

“Merger Corp Cash” means cash in the amount of $3,000,000 paid by Argentum to Merger Corp. in exchange for 100% of the Capital Stock of Merger Corp.

“Merger Documents” means the Merger Agreement and all other agreements, documents and instruments executed in connection therewith.

“Money Markets” means one or more wholesale funding markets available to and selected by Bank, including negotiable certificates of deposit, commercial paper, eurodollar deposits, bank notes, federal funds, interest rate swaps or others.

“Net Amount of Eligible Receivables” means, at any time, the gross amount of Eligible Receivables less sales, excise or similar taxes, and less returns, discounts, rebates, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

“Net Amount of Eligible Unbilled Revenue” means, at any time, the gross amount of Eligible Unbilled Revenue less sales, excise or similar taxes, and less returns, discounts, rebates, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

“New York Banking Day” means any day (other than a Saturday or Sunday) on which commercial banks are open for business in New York, New York.

“Non-Competition Agreements” means each Non-Competition and Non-Solicitation Agreement between Borrower and a Principal Shareholder dated as of October 31, 2006.

“Obligations” means the Loans, the Letter of Credit Obligations, Rate Hedging Obligations owing to Bank or any Affiliate of Bank, and all other loans, advances, debts, liabilities, obligations, indemnities, covenants and duties owing to Bank or any Affiliate of Bank from Borrower and its Subsidiaries (individually and collectively) of any kind, present or future, whether evidenced by or arising out of this Agreement, any of the other Loan Documents, or any other agreement, transaction, extension of credit, letter of credit, guaranty or indemnification or in any other manner and whether for the payment of money, whether arising out of overdrafts on checking, deposit or other accounts or electronic funds transfers (whether through automatic clearing houses or otherwise) or out of Bank’s non-receipt of, or inability to collect, funds or otherwise not being made whole in connection with depository transfer checks or other similar arrangements and whether direct or indirect (including acquired by assignment), related or unrelated, absolute or contingent, due or to become due, now existing or hereafter arising and however acquired, and including all interest, charges, expenses, fees and any other sums chargeable to Borrower and its Subsidiaries (individually and collectively) in connection with any of the foregoing, and all Attorneys’ Fees.

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“Pension Plan” means a “pension plan”, as such term is defined in section 3(2) of ERISA, as to which Borrower or any corporation or other entity, trade or business that is, along with Borrower, a member of a Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during any preceding six year period, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

“Permitted Intercompany Advances” means loans, advances and extensions of credit from Borrower to EQE and EQES so long as the following conditions precedent are satisfied: (i) EQE and/or EQES, as applicable, remains a Subsidiary of Borrower, (ii) the aggregate amount of such loans, advances and extensions of credit does not exceed (a) the EQE Loan Amount at any one time as it respects EQE and (b) $500,000 at any one time as it respects EQES, (iii) the amount of such loans, advances and extensions of credit is evidenced by a promissory note in form and substance satisfactory to the Bank that is delivered to Bank and that is pledged to Bank as additional Loan Collateral, (iv) at the time of making any such loans, advances or extensions of credit, (a) Borrower is Solvent and (b) no Event of Default exists, (v) after giving effect to such loans, advances and extensions of credit, on a pro forma basis, no Event of Default would be created as a result thereof and (vi) Borrower records such loans, advances and extensions of credit on its books and records in a manner satisfactory to Bank.

“Permitted Joint Ventures” joint ventures entered into by Borrower in the ordinary course of Borrower’s business as presently conducted by it pursuant to written joint venture agreements delivered to Bank.

“Permitted Joint Venture Investments” means loans, advances, extensions of credit, transfers of property, capital contributions, equity or other profit sharing interests by Borrower to or in Permitted Joint Ventures so long as the following conditions precedent are satisfied: (i) the loans, advances, extensions of credit, transfers of property, capital contributions, equity or other profit sharing interests are in the ordinary course of Borrower’s business as presently conducted by it, (ii) the aggregate amount of such loans, advances, extensions of credit, transfers of property, capital contributions, equity or other profit sharing interests does not exceed $200,000 at any one time, (iii) at the time of making any such loans, advances, extensions of credit, transfers of property, capital contributions, equity or other profit sharing interests (a) Borrower is Solvent and (b) no Event of Default exists, (iv) after giving effect to such loans, advances, extensions of credit, transfers of property, capital contributions, equity or other profit sharing interests, on a pro forma basis, no Event of Default would be created as a result thereof and (v) Borrower records such loans, advances, extensions of credit, transfers of property, capital contributions, equity or other profit sharing interests on its books and records in a manner satisfactory to Bank.

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“Permitted Joint Venture Receivables” mean Eligible Receivables that arise from a Permitted Joint Venture.

“Permitted Liens” means the Liens and interests in favor of Bank granted or provided under the Loan Documents and, to the extent reflected on Borrower’s books and records and not impairing the operations of Borrower or any performance under, or contemplated by, the Loan Documents:

(i)          Liens arising by operation of law for taxes not yet due and payable;

(ii)         Liens of mechanics, materialmen, shippers and warehousemen for services or materials for which payment is not yet due;

(iii)        Liens incurred or deposits made in the ordinary course of Borrower’s business in connection with workers’ compensation, unemployment insurance and other types of social security;

(iv)        Liens, if any, specifically permitted by Bank from time to time in writing;

(v)         Liens on Equipment securing Indebtedness under capitalized leases or purchase money Indebtedness so long as (a) the total amount of obligations secured by the purchase money security interests or the subject of capitalized leases during any period does not, together with any other capital expenditures made by Borrower for the applicable period, exceed $300,000 in any fiscal year of Borrower; (b) such purchase money Indebtedness or capitalized lease Indebtedness will not be secured by any of the Loan Collateral other than the property so acquired and any identifiable proceeds, (c) any Liens relating to such purchase money Indebtedness or capitalized lease Indebtedness will not extend to or cover any property of Borrower other than the property so acquired and any identifiable proceeds, and (d) the principal amount of such capitalized lease or purchase money Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired;

(vi)        Liens for taxes, assessments and other similar charges to the extent payment thereof shall not at the time be required to be made in accordance with the provisions of Section 10.9;

(vii)       those Liens described on Schedule 4; provided that those Liens secure only the Indebtedness which the Liens secure on the Closing Date; and

(viii)      Liens arising from the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like Persons (“Third Party Claims”) if each of the following conditions is met: (a) the validity or amount of the Third Party Claim is being contested in good faith and by appropriate and lawful proceedings promptly initiated and diligently conducted, (b) Borrower has given prior notice to Bank of the Third Party Claim, (c) Borrower has established appropriate reserves (in Bank’s reasonable discretion exercised in good faith) for the Third Party Claim, (d) levy and execution on the Third Party Claim have been and continue to be stayed, (e) the Third Party Claim does not prevent Bank from having a perfected first priority security interest in, or a first priority Lien on, the Loan Collateral or with respect to future advances made under this Agreement, (f) Borrower’s title to, and its right to use, any of the Loan Collateral are not, in Bank’s judgment exercised in good faith, materially affected thereby, and (g) the amount of all Third Party Claims do not exceed, as of any date, $100,000 in the aggregate; and, provided, further, that Borrower must promptly pay each such Third Party Claim to the extent the dispute is finally settled in favor of the claimant thereof.

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“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, limited liability company, corporation, institution, entity, party or Governmental Authority.

“Preferred Shares” means Borrower’s no par value preferred shares classified as preferred shares pursuant to Borrower’s Amended Articles of Incorporation, as further amended and/or amended and restated from time to time, including the preferred shares designated as “Senior Preferred Shares” pursuant to Amendment No. 1 to Amended Articles of Incorporation of Environmental Quality Management, Inc. Setting Forth the Designation, Preferences and Other Rights and Qualifications of Senior Preferred Shares and the preferred shares designated as “Junior Preferred Shares” pursuant to Amendment No. 2 to Amended Articles of Incorporation of Environmental Quality Management, Inc. Setting Forth the Designation, Preferences and Other Rights and Qualifications of Junior Preferred Shares.

“Prime Rate” means the prime rate announced by Bank from time to time. The “Prime Rate” hereunder will be adjusted each time that such announced prime rate changes. The prime rate announced by Bank is determined solely by Bank pursuant to market factors and its own operating needs and is not necessarily Bank’s best or most favorable rate for commercial or other loans.

“Prime Rate Loan” has the meaning given in Section 3.1(i).

“Principal Shareholders” means, collectively, William Kemner, Jack Greber and David Dunbar.

“Rate Hedging Obligations” of a Person means any and all Indebtedness of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements (“Rate Hedging Agreements”) designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts and warrants, and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

“Receivables” means accounts as defined in the Code.

“Remittance” has the meaning given in Section 7.3.

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“Reportable Event” means an event described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30 day notice to the Pension Benefit Guaranty Corporation under such regulations).

“Requested Government Subcontract Clauses” means, collectively, (i) a disputes clause, (ii) a termination for convenience and default clause, (iii) payment and invoicing clauses, and (iv) assignment of claims clause allowing for the assignment of payment rights in favor of Bank.

“Reserve Amount” means, as at any time, the amounts that Bank, in its discretion exercised in good faith (including in the manner described in this definition) may from time to time establish in determining the Borrowing Base based on such credit and collateral considerations as the Business Credit Group of Bank deems, in good faith, appropriate from time to time, based on market conditions, or to reflect contingencies or risks which may affect any or all of the Loan Collateral, the business, operations, financial condition or business prospects of Borrower, or the security of the Loans. For purposes of this definition and determining the Borrowing Base and without limiting Bank’s other discretion as described above, Bank will be deemed to have acted in good faith if reserves are established in respect of any one or more of the following:

(i)          the occurrence of an Event of Default;

(ii)         the payment of Obligations then due and payable and unpaid;

(iii)        for price adjustments, damages, unearned discounts, returned Inventory, credit memoranda (issued or unissued), credits, contras, set-offs, retainages, liquidated damages, and other similar offsets to Borrower’s Receivables except to the extent that any of the foregoing in this item (iii) has been dealt with by Bank by designating a specific Receivable or Receivables as being ineligible pursuant to the terms of this Agreement as opposed to the establishment of a reserve general in nature;

(iv)        for any claims, interests, or rights (including Liens other than Permitted Liens) of any Person (“Priming Interests”) which (a) as of the date Bank learns or is notified of the existence of the applicable Priming Interest, has priority over the Liens of Bank on any or all of the Loan Collateral or (b) will have priority over the Liens of Bank on any or all of the Loan Collateral after any required notice or filing, the passage of time, the satisfaction of any other condition, or otherwise;

(v)         for aged credits maintained by Borrower in respect of its accounts receivable except to the extent that any of the foregoing in this item (v) has been dealt with by Bank by designating a specific Receivable or Receivables as being ineligible pursuant to the terms of this Agreement as opposed to the establishment of a reserve general in nature;

(vi)        for any amounts expended by Bank to protect or preserve any Loan Collateral or Bank’s rights under the Loan Documents which have not been reimbursed by Borrower; or

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(vii)       100% of the aggregate mark-to-market exposure, as determined by Bank, of all Rate Hedging Obligations then owing by Borrower to Bank or its Affiliate under a Rate Hedging Agreement.

“Revolving Loan Availability” means, as at any time, an amount, in Dollars, equal to:

(i)          an amount equal to the lesser of: (a) the then Borrowing Base or (b) $20,000,000;

less        (ii)         then aggregate outstanding principal amount of all Revolving Loans and all due but unpaid interest on the Loans, and all fees, commissions, expenses and other charges posted to Borrower’s loan account with Bank; and

less        (iii)        the then Letter of Credit Reserve.

“Revolving Loans” has the meaning given in Section 2.2.

“Security Agreement” has the meaning given in Section 5.1.

“Shareholders Agreement” means the Shareholders Agreement between Borrower and its shareholders dated as of October 31, 2006.

“Special Account” has the meaning given in Section 7.4.

“Specific Contracts” means the following Government Contracts with the United States: (i) 68-W-02-016, (ii) 68-S6-02-01 and (iii) 68-S7-01-64.

“Solvent” means, with respect to any Person, that the Person is not insolvent as defined or construed under any and all applicable laws. In computing the amount of contingent liabilities at any time, it is intended that they be computed at the amount that, in light of all the facts and circumstances existing at the time, represents the amount that can reasonably be expected to become an actual or matured liability.

“State Assignment of Claims Law” means a state or local statute or regulation comparable to the Federal Assignment of Claims Act or that restricts or conditions assignment of Government Receivables.

“Stock Restriction Agreements” means, collectively, each Stock Restriction Agreement between Borrower and a shareholder of Borrower dated as of October 31, 2006.

“Subsidiary” means any Person as to which Borrower owns, directly or indirectly, at least 50% of the outstanding shares of Capital Stock or other interests having ordinary voting power for the election of directors, officers, managers, trustees or other controlling Persons or an equivalent controlling interest in Bank’s judgment.

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“Unbilled Revenue” means completed task orders arising out of a Government Contract, a copy of which has been delivered to Bank, and with respect to which (i) Borrower is organizing for submission the documentation support in form and substance acceptable to Bank necessary for payment or (ii) the Governmental Authority account debtor has not provided Borrower approval to invoice the amounts due.

“United States” means the United States of America.

“United States Debtor” means an account debtor that is the United States or any department, agency or instrumentality of the United States.

“Warrants” means, collectively, the (i) Common Stock Purchase Warrant dated October 31, 2006 issued to Studio Capital LLC and (ii) Common Stock Purchase Warrant dated October 31, 2006 issued to Argentum.

“12 Month Period” has the meaning given on Exhibit F.

1.2          Environmental Definitions.

“Environmental Activity” means any actual, proposed or threatened storage, holding, existence, Release, emission, discharge, generation, manufacturing, producing, refining, creating, processing, abatement, removal, disposition, handling, transportation or disposal of any Hazardous Substance from, under, into or on any of Borrower’s property or otherwise relating to any of Borrower’s property or any Use of any of Borrower’s property which is regulated by or for which standards of conduct or liability are imposed by any Environmental Requirements or which may or does create a hazard to human or animal health or the environment.

“Environmental Law” means the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), 42 U.S.C. §9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. §6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §1802 et seq., the Toxic Substances Control Act, 15 U.S.C. §2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq., the Clean Water Act, 33 U.S.C. §1321 et seq., the Clean Air Act, 42 U.S.C. §7401 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. § 651 et seq., and any other federal, state, county, municipal, local or other statute, law, ordinance or regulation, or any common law (including common law that may impose strict liability), which may relate to or deal with human health, the environment, natural resources, or Hazardous Substances, all as may be from time to time amended or modified.

“Environmental Liability” means any Indebtedness, or duty of, any claim or demand against, any requirement imposed on, or any amount owed by or payable from, Borrower, which is based on, results from, is in connection with, arises out of, or otherwise is related to any Environmental Activity, whether the foregoing described liability now exists or arises in the future, is contingent or absolute, primary or secondary, liquidated or unliquidated, due or to become due, and however created, incurred, acquired, owing or arising.

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“Environmental Requirements” means all present and future laws, including Environmental Laws, authorizations, approvals, judgments, injunctions, decrees, concessions, grants, orders, franchises, agreements and other restrictions and requirements (whether or not arising under statutes or regulations) relating to any Hazardous Substances or Environmental Activity.

“Hazardous Substances” means, at any time, (i) any “hazardous substance” as defined in §101(14) of CERCLA (42 U.S.C. §9601(14)) or regulations promulgated thereunder; (ii) any “solid waste,” “hazardous waste,” or “infectious waste,” as such terms are defined in any Environmental Law at such time; (iii) asbestos, urea-formaldehyde, polychlorinated biphenyls (“PCBs”), nuclear fuel or material, chemical waste, radioactive material, explosives, known carcinogens, petroleum products and by-products and other dangerous, toxic or hazardous pollutants, contaminants, chemicals, materials or substances which may be hazardous to human health or animal health or the environment or which are listed or identified in, or regulated by, any Environmental Law; and (iv) any additional substances or materials which at such time are classified or considered to be hazardous or toxic under any Environmental Law.

“Release” includes, but is not limited to, spilling, leaking, pumping, paving, emitting, emptying, discharging, injecting, escaping, contaminating, leaching, disposing, releasing or dumping into the environment.

“Use” includes, but is not limited to, use, ownership, development, construction, maintenance, management, operation or occupancy.

1.3          Other Definitional Provisions; Construction. Unless otherwise specified,

(i)          All terms defined in this Agreement, whether or not defined in this Section 1, have the defined meanings provided in this Agreement when used in this Agreement, in any other of the Loan Documents, or any other certificate, instrument or other document made or delivered pursuant to this Agreement or any other Loan Document, unless otherwise defined therein.

(ii)         As used in this Agreement, in any other of the Loan Documents, or in any other certificate, instrument or document made or delivered pursuant hereto or thereto, accounting terms relating to Borrower not defined in this Agreement have the respective meanings given to them in accordance with generally accepted accounting principles in the United States as in effect at the time any determination is made or financial statement or information is required or furnished under this Agreement (“GAAP”).

(iii)        References to the Uniform Commercial Code, or UCC, mean as enacted in the particular jurisdiction(s) encompassed by the reference.

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(iv)        The definition of any agreement, document or instrument includes all schedules, attachments and exhibits thereto and all renewals, extensions, supplements, modifications, restatements and amendments thereof but only to the extent such renewals, extensions, supplements, modifications, restatements or amendments thereof are not prohibited by the terms of any Loan Document. All references to statutes include (a) all regulations promulgated thereunder, (b) any amendments of such statutes or regulations promulgated thereunder, and (c) any successor statutes and regulations, including any comparable provision of the applicable statute, ordinance, code, regulation or other law as amended or superseded after the date of this Agreement.

(v)         “Hereunder,” “herein,” “hereto,” “this Agreement” and words of similar import refer to this entire document; “including” is used by way of illustration and not by way of limitation, unless the context clearly indicates the contrary; the singular includes the plural and conversely; and any action required to be taken by a Person is to be taken promptly, unless the context clearly indicates the contrary.

(vi)        All of the uncapitalized terms contained in the Loan Documents which are now or hereafter defined under the Code will, unless defined in the Loan Documents or the context indicates otherwise, have the meanings now or hereafter provided for in the Code.

(vii)       The term “good faith” means honesty in fact in the conduct or transaction concerned.

(viii)      All Exhibits and Schedules attached to this Agreement are incorporated into, made and form an integral part of, this Agreement for all purposes.

(ix)         The existence of references to Borrower’s Subsidiaries throughout this Agreement is for a matter of convenience only. Any references to Subsidiaries of Borrower set forth herein shall not in any way be construed as consent by Bank to the establishment, maintenance or acquisition of any Subsidiary.

(x)          Whenever the sense of this Agreement or any of the other Loan Documents so require, the masculine or feminine gender will be substituted for, or be deemed to include, the neuter, the feminine gender will be substituted for the masculine, or the masculine will be deemed to include the feminine, and the neuter gender will be substituted for, or be deemed to include, the masculine or, as applicable, feminine gender.

(xi)         The “Type” of a Loan refers to whether such Loan bears interest at the Prime Rate or the LIBOR Rate, each of which constitutes a Type.

2.          LOANS AND OTHER FINANCIAL ACCOMMODATIONS.

2.1         Total Facility. Subject to the terms and conditions of this Agreement, Bank will make up to $20,000,000 in total credit available to, or for the benefit of, Borrower in the form of the following loans advanced or to be made under the following facilities: (i) revolving loans and (ii) a letter of credit subfacility, all as more particularly described below.

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2.2          Revolving Loans. Until the termination of this Agreement pursuant to Section 11 and subject to the other terms and conditions of this Agreement, Bank will make loans (“Revolving Loans”) to Borrower, which loans Borrower may reborrow on the repayment thereof, in an amount which may not as of any time exceed an amount equal to the Revolving Loan Availability then in effect. In no event will any Revolving Loan be made if a Borrowing Base Deficiency would be created thereby.

2.3          General Conditions. In addition to any other provisions contained in this Agreement, the making of any advances or extensions of credit under this Agreement after the acceptance of this Agreement by Bank will be subject to the continued existence or fulfillment to the satisfaction of Bank of each of the following conditions throughout the term of this Agreement:

(i)          No Event of Default has occurred and is continuing;

(ii)         No law or regulation prohibits, and no order, judgment or decree of any arbitrator or Governmental Authority enjoins or restrains Bank, from making the requested advance; and

(iii)        Borrower’s representations and warranties contained in this Agreement are complete and correct as of the date of this Agreement and continue to be true and correct in all material respects throughout the term of this Agreement with the same effect as though such representations and warranties had been made again on and as of each day of the term of this Agreement subject to such changes as are not prohibited hereby or do not constitute Events of Default.

2.4          Letters of Credit.

2.4.1           Letter of Credit Subfacility. Bank has issued the Existing Letters of Credit as of the Closing Date, each of which shall be a Letter of Credit for all purposes of the Loan Documents. Until the termination of this Agreement pursuant to Section 11 and subject to the other terms and conditions of this Agreement, Borrower may request Bank to issue one or more of its standard standby letters of credit (“Standby Letter of Credit”) or its standard commercial letters of credit (“Commercial Letter of Credit”) in favor of such beneficiary(ies) as are designated by Borrower by delivering to Bank: (i) a Letter of Credit Application completed to the satisfaction of Bank, together with the proposed form of the Letter of Credit (which, in all respects, will comply with the applicable requirements of Section 2.4.2), (ii) a Borrowing Base Certificate which calculates the Letter of Credit Availability by giving effect to the proposed Letter of Credit, and (iii) such other Letter of Credit Documents that Bank then requires. Bank, in addition to the other terms of this Agreement, will have no obligation to issue the proposed Letter of Credit if, after giving effect to the proposed Letter of Credit, the Letter of Credit Availability will be less than zero Dollars. The making of each Letter of Credit request by Borrower will be deemed to be a representation by Borrower that the Letter of Credit may be issued in accordance with, and will not violate the terms of, this Section 2.4.1.

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2.4.2           Terms of Letter of Credit. Each Letter of Credit issued under this Agreement will, among other things, (i) be in such form requested by Borrower as is acceptable to Bank in its discretion exercised in good faith, (ii) be denominated in Dollars, and (iii) be issued to support Borrower’s obligations that finance its business needs incurred in the ordinary course of Borrower’s business as presently conducted by it. In no event will any Standby Letter of Credit have a term of more than one year (provided that this limitation shall not preclude Bank from issuing “evergreen” Standby Letters of Credit) or any Commercial Letter of Credit have a term of more than 180 days; furthermore, and, in addition to the foregoing term limitation, Bank will have no obligation to issue any Letter of Credit with an expiry date later than the earlier of (a) October 1, 2011 (or such later date to which Bank renews the termination date of this Agreement as provided in Section 11.2) or (b) such earlier termination date of this Agreement which has resulted from the delivery to Bank by Borrower of a Termination Notice as provided in Section 11.3.

2.4.3           Advice of Issuance or Non-Issuance. Upon receipt of a request from Borrower to open any Letter of Credit and of all attendant Letter of Credit Documents satisfactorily completed, Bank, within three Business Days, may either (i) issue the requested Letter of Credit to the beneficiary thereof and transmit a copy to Borrower, or (ii) elect, in its discretion exercised in good faith, not to issue the proposed Letter of Credit. If Bank elects not to issue such Letter of Credit, Bank will communicate in writing to Borrower the reason(s) why Bank has declined such request.

2.4.4           Payment of Drafts. All obligations of Borrower under each Letter of Credit and all Letter of Credit Documents are payable on Bank’s demand or payable as otherwise set forth in the applicable Letter of Credit Documents. Subject to the terms of Section 13.3, Borrower hereby irrevocably instructs Bank, on the same Business Day that Bank is obligated to fund a drawing or make any expenditure or any other payment under a Letter of Credit or incurs any cost or expense under any Letter of Credit, to reimburse Bank for any drawing, expenditure or other payment made, or cost or expense incurred, by Bank debiting Borrower’s loan account with Bank as an advance of the Revolving Loans pursuant to Section 2.2 as a Prime Rate Loan. If the advance of a Revolving Loan to reimburse Bank for any drawing, expenditure or other payment made, or cost or expense incurred, by Bank in respect of any Letter of Credit results (or to the extent that it results) in any Deficiency, then Borrower will immediately eliminate any Deficiency in accordance with the terms of Section 2.5.

2.4.5           Letter of Credit Obligations. All Letter of Credit Obligations will constitute part of the Obligations and be secured by the Loan Collateral.

2.5         No Deficiency. Notwithstanding anything in this Agreement to the contrary, Bank shall not be obligated to make any Loan, any advance of credit or issue any Letter of Credit if, after giving effect to such Loan, advance or Letter of Credit, a Deficiency would occur. If, as at any time, a Deficiency occurs, Borrower shall immediately, without demand or notice, reduce the then outstanding balance of the Loans so that such Deficiency shall no longer exist; however, if such Deficiency was caused solely by the good faith exercise of Bank’s discretion under Section 2.9.1, Borrower shall, within 5 Business Days after the occurrence of such Deficiency, reduce the then outstanding balance of the Loans so that such Deficiency shall no longer exist.

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2.6          Disbursement of Revolving Loans. To obtain each advance of the Revolving Loans prior to the termination of this Agreement pursuant to Section 11 and subject to the other terms of this Agreement, Borrower must deliver to the Business Credit Group of Bank a duly completed advance request in the form of Exhibit A attached (“Advance Request”). Each Advance Request: (i) must specify the total amount of the requested advance of Revolving Loans, (ii) must specify the Type of Loan (and, if a LIBOR Rate Loan, the requested Loan Period and amount thereof subject to Section 3.1(i)(a)), (iii) is irrevocable by Borrower, and (iv) must be signed by a duly authorized officer or employee of Borrower; however, Bank may rely on the authority of any officer or employee of Borrower whom Bank in good faith believes to be authorized to request advances. Borrower must deliver an Advance Request to Bank prior to 12:00 noon, Cincinnati, Ohio time, on the Business Day on which such advance is requested to be made. Borrower irrevocably authorizes Bank to make all disbursements of Revolving Loans after the Closing Date into a non-interest bearing, DDA operating account maintained by Borrower at Bank (the “Operating Account”) that will be structured and utilized for that purpose in accordance with Bank’s policies and procedures from time to time in effect (account number 480401595). Unless other arrangements are made with, and expressly agreed to by, Bank (e.g., disbursements of Revolving Loans by wire transfer), all advances of the Revolving Loans, if made by Bank, will be credited to the Operating Account at the end of the applicable Business Day on which the advance is made. With respect to advances requested by Borrower to cover Presentments in the Controlled Disbursement Account, Borrower hereby irrevocably authorizes Bank, without any further written or oral request of Borrower, to transfer funds automatically from the Operating Account to the Controlled Disbursement Account in amounts necessary for the payment of checks and other items drawn on the Controlled Disbursement Account as such checks and other items (“Presentments”) are presented to Bank for payment. If any Presentments in the Controlled Disbursement Account are paid by Bank in excess of funds available in the Operating Account for any reason, including the failure of Borrower to determine the correct amount of Presentments in its Advance Request, the amounts so paid by Bank will be deemed to be an advance of the Revolving Loans as a Prime Rate Loan for all purposes of this Agreement and are hereby ratified and approved by Borrower; however, under no circumstances will Bank have any obligation to pay any Presentments in the Controlled Disbursement Account in excess of funds available in the Operating Account. Notwithstanding anything to the contrary in this Section 2.6, Bank may, at any time hereafter on written notice to Borrower, elect to discontinue the automatic sweeping of funds from the Operating Account to the Controlled Disbursement Account, but Bank instead may disburse proceeds of the Revolving Loans made by Bank by crediting only the Operating Account. Furthermore, Bank reserves the right to discontinue providing controlled disbursement accounts to its customers, including Borrower. Each request submitted by Borrower for a new advance of a Revolving Loan via wire transfer of funds must be initiated with Bank’s wire transfer department (or by telephone or on-line functions made available by Bank’s wire transfer department from time to time) via a duly completed and signed outgoing wire transfer form (or any replacement form promulgated by Bank).

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2.7          Note; Records of Advances of Credit. Borrower’s obligation to pay the principal of, and interest on, the Loans (exclusive of the Letter of Credit Exposure) made by Bank shall be evidenced by a promissory note duly executed and delivered by Borrower substantially in the form of Exhibit B with blanks appropriately completed in conformity herewith (the “Revolving Loan Note”). The Revolving Loan Note issued to Bank shall (a) be executed by Borrower, (b) be payable to the order of Bank and be dated the Closing Date, (c) be in a stated principal amount equal to $20,000,000, (d) mature on October 31, 2011, (e) bear interest as provided in Section 3.1 in respect of the Prime Rate Loans and LIBOR Rate Loans, as the case may be, evidenced thereby, (f) be subject to voluntary prepayment and mandatory repayment as provided herein, and (g) be entitled to the benefits, and be subject to the terms, of this Agreement and the other Loan Documents. Bank is hereby authorized to record the date and amount of each advance of the Loans, and the date and amount of each payment or prepayment thereof, by any or all of the following: (1) on a schedule constituting a part of the applicable Note which schedule may be attached thereto and made a part thereof, (2) by entries made into Bank’s electronic systems, or (3) on internal memoranda maintained by Bank, and any such recordation will be rebuttably presumptive evidence of the accuracy of the information so recorded absent manifest error; however, the failure of Bank to make any such recordation will not affect the unconditional obligations of Borrower to repay the outstanding principal, interest, or other Obligations due under this Agreement, under the Revolving Loan Note, or the other Loan Documents in accordance with the terms of this Agreement and the other Loan Documents.

2.8          No Limitation on Liens. The limits on outstanding advances against the Borrowing Base are not intended and shall not be deemed to limit in any way Bank’s security interest in, or other Liens on, the Receivables, Inventory, Equipment, General Intangibles, or any other Loan Collateral.

2.9          Advance Rates and Sublimits.

2.9.1           Changes. Borrower acknowledges that Bank, from time to time, may do any one or more of the following in its discretion exercised in good faith: (i) decrease the dollar limits on outstanding advances against the Borrowing Base or applicable to any one or more advance sublimits or (ii) decrease the Advance Rates if one or more of the following events occur or conditions exist: (a) an Event of Default has occurred; or (b) with regard to the Receivables Advance Rate or the Unbilled AR Advance Rate, (1) the dilution percentage with respect to Borrower’s Eligible Receivables or Eligible Unbilled Revenue (i.e., reductions in the amount of accounts receivable because of returns, discounts, price adjustments, credit memoranda, credits, contras, set-offs and other similar offsets) increases by an amount which Bank, in good faith, has determined is materially above that which existed as of the Closing Date, (2) the percentage of accounts receivable which are 90 days or more past the date of the original invoices applicable thereto increases, in comparison to the percentage of accounts receivable which are within 90 days from the date of the original invoices applicable thereto, by an amount which Bank, in good faith, determines is material, or (3) any material adverse change occurs, determined by Bank in good faith, from the Closing Date in respect of the credit rating or credit quality of Borrower’s account debtors.

2.9.2           Notice. If, at any time, Bank decreases any of the dollar limits on outstanding advances against the Borrowing Base or applicable to any one or more advance sublimits or decreases the Advance Rates from that which, in any case, is expressly stated in this Agreement (i.e., exclusive of those changes which result from the effect of applying applicable eligibility criteria and reserves) (“Stated Advance Rate Change”), Bank will give Borrower 15 days advance written notice of such Stated Advance Rate Change, unless an Event of Default then exists, in which case Bank will give Borrower contemporaneous oral or written notice of such Stated Advance Rate Change.

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2.10        Conditions to Initial Loans. In addition to any other provisions contained in this Agreement, Bank shall have no obligation to make or advance the initial Revolving Loans until each of the following conditions precedent shall have been satisfied:

(i)          Borrower shall execute and deliver, or cause to be executed and delivered by the applicable Person, as applicable, to Bank, in form and substance satisfactory to Bank, each of the following:

(a)          The Loan Documents;

(b)          A Borrowing Base Certificate completed as of October 31, 2006;

(c)          Certificate regarding resolutions of the directors of Borrower in a form acceptable to Bank;

(d)          A favorable opinion of counsel to Borrower in form and substance acceptable to Bank;

(e)          A solvency certificate acceptable to Bank;

(f)          The certificates of insurance as described in Section 10.14;

(g)          UCC searches, tax lien and litigation searches, insurance certificates, notices or other documents which Bank may require to reflect, perfect or protect Bank’s first priority Lien in the Loan Collateral (subject to any Permitted Liens) and all other property pledged to secure the Obligations and to fully consummate this transaction;

(h)          All requisite releases of, or requisite commitments from the holders thereof acceptable to Bank to release, all liens and file all termination statements necessary to release all Liens (other than Permitted Liens) against the Loan Collateral and any other property pledged to secure the Loans and all requisite waivers and subordination agreements, in a form satisfactory to Bank, to be executed and delivered by Borrower’s landlords, bailees, consignees, warehousemen and mortgagees which Bank deems necessary;

(i)          Signed payoff letter from U.S. Bank, National Association in a form acceptable to Bank;

(j)          Copies of the Employment Agreements, the Non-Competition Agreements, the Warrants, the Shareholders Agreement, the Stock Restriction Agreements, and the Carillon Lease;

(k)          A letter signed by Argentum respecting subordination of certain rights under the Merger Documents in a form acceptable to Bank;

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(l)          Allonges together with the applicable promissory note for Indebtedness owing or to be owing by EQE to Borrower and EQES to Borrower; and

(m)          Such additional information, materials and Loan Documents as Bank may request, including those on the closing checklist prepared by counsel to Bank.

(ii)         Minimum excess Revolving Loan Availability of $2,000,000 at closing (i.e., taking into account all applicable borrowing limits, reserves, ineligibles and closing costs, whether or not paid at closing and on disbursement of funds and repayment of debts to be paid at closing) and after subtracting therefrom the total, as of such date, of the amount, if any, (a) of Borrower’s accounts payable which remain unpaid greater than sixty (60) days past the date of the original invoices applicable thereto, or with respect to accounts payable for which Borrower has received extended terms, which remain unpaid as of the due date thereof, and (b) any book overdraft of Borrower.

(iii)        Borrower shall reimburse Bank for any and all fees, costs and out-of-pocket expenses including Attorneys’ Fees and other professionals’ fees, appraisal fees, and other expenses incurred or paid by Bank or any of its officers, employees or agents in connection with the preparation, negotiation, procurement, review or execution of this Agreement, the other Loan Documents and all other instruments, agreements, documents, policies, consents, waivers, subordinations, releases of liens, termination statements, satisfaction of mortgages, financing statements, lien searches, recordings, or filings related thereto, whether or not any particular portion of the transactions contemplated during such negotiations is ultimately consummated.

(iv)        The receipt by Merger Corp prior to the Merger of the Merger Corp Cash.

(v)         The consummation of the Merger on the terms and conditions set forth in the Merger Documents.

2.11        One General Obligation; Cross-Collateralized. All advances of credit by Bank to, or for the benefit of, Borrower under this Agreement and under any other Loan Document constitute one loan, and all of the Obligations constitute one obligation. The Loans and all other advances or extensions of credit to, or for the benefit of, Borrower under this Agreement or the other Loan Documents are made on the security of all of the Loan Collateral.

3.           INTEREST CHARGES; FEES

3.1          Interest on Loans. Borrower will pay Bank interest on the Obligations as follows:

(i)          Regular Interest.

(a)          Except as set forth in Section 3.1(ii), interest on each Loan hereunder shall accrue at one of the following per annum rates selected by Borrower: (1) unless prior notice is given to Bank pursuant to subpart (2) of this Section 3.1(i)(a), the Applicable Margin plus the Prime Rate (a “Prime Rate Loan”), or (2) upon a minimum of two New York Banking Days prior notice, the Applicable Margin plus the 1, 2 or 3 month LIBOR rate quoted by Bank from Telerate Page 3750 or any successor thereto (which shall be the LIBOR rate in effect two New York Banking Days prior to the making of such Loan), adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation (a “LIBOR Rate Loan”).

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(b)          In the event Borrower does not select (within the time periods prescribed under Section 2.6 or Section 3.1(v), as applicable) another interest rate option at least two New York Banking Days before the end of the Loan Period for a LIBOR Rate Loan, Bank may at any time after the end of the Loan Period convert the LIBOR Rate Loan to a Prime Rate Loan, but until such conversion, the funds advanced under the LIBOR Rate Loan shall continue to accrue interest at the same rate as the interest rate in effect for such LIBOR Rate Loan prior to the end of the Loan Period.

(c)          No LIBOR Rate Loan may extend beyond the Facility Termination Date. In any event, if the Loan Period for a LIBOR Rate Loan should happen to extend beyond the Facility Termination Date, such Loan must be prepaid on the Facility Termination Date. Bank’s internal records of applicable interest rates shall be determinative in the absence of manifest error. Each LIBOR Rate Loan shall be in a minimum principal amount of $1,000,000 and in integral multiples of $100,000. Borrower may not, in the aggregate, have more than three LIBOR Rate Loans outstanding at any time. A LIBOR Rate Loan may not be requested by Borrower if an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary in this Section 3.1, no portion of the Loans which represents any unreimbursed drawings under any Letter of Credit can be made as, converted into, or continued as, a LIBOR Rate Loan.

(d)          If a LIBOR Rate Loan is prepaid prior to the end of the Loan Period for such Loan, whether voluntarily or because prepayment is required due to the Loans maturing, the cure of any Deficiency, or the acceleration of the Loans upon an Event of Default or otherwise, Borrower will pay all of Bank’s costs, expenses and the Interest Differential (as determined by Bank) incurred as a result of such prepayment. The term “Interest Differential” means that sum equal to the greater of zero or the financial loss incurred by Bank resulting from prepayment, calculated as the difference between the amount of interest Bank would have earned (from like investments in the Money Markets as of the first day of the LIBOR Rate Loan) had prepayment not occurred and the interest Bank will actually earn (from like investments in the Money Markets as of the date of prepayment) as a result of the redeployment of funds from the prepayment. Because of the short-term nature of this credit facility, Borrower agrees that the Interest Differential shall not be discounted to its present value. Any prepayment of a LIBOR Rate Loan shall be in an amount equal to the remaining entire principal balance of such Loan. The Obligations described under this Section 3.1(i)(d) shall survive any termination of this Agreement.

(e)          Except as provided in Section 3.1(i), the principal balance of all outstanding Obligations (except the Loans and that portion of the Obligations, if any, arising under any agreement other than this Agreement if such other agreement provides for the payment of interest at a rate specified therein) will bear interest at an annual rate equal to the Applicable Prime Rate Margin then in effect for Revolving Loans plus the Prime Rate.

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(ii)         Default Rate. At any time during which an Event of Default has occurred and is continuing, (a) all Loans and other Obligations (other than LIBOR Rate Loans), all past due interest and all fees shall bear interest at a per annum rate equal to the Prime Rate, plus the Applicable Margin, plus an additional 2.0% per annum, and (b) all LIBOR Rate Loans shall bear interest at a rate per annum equal to the applicable LIBOR Rates then in effect for the applicable Loan Periods, plus the Applicable Margin, plus an additional 2.0% per annum until the expiration of such Loan Periods, after which expiration such LIBOR Rate Loans shall bear interest as provided in Section 3.1(ii)(a) (as applicable under (a) or (b), the “Default Rate”).

(iii)        General Provisions. Interest as aforesaid in this Section 3.1 shall be charged for the actual number of days elapsed over a year consisting of 360 days on the actual daily balance of the Loans. Interest on the unpaid principal of any Loan shall accrue from the date such Loan is made to the date such Loan is paid in full.

(iv)        Interest Payment Dates. Interest on all Loans shall be paid on the Interest Payment Dates for the applicable Types of Loans and upon the payment or prepayment thereof or the conversion of a Loan to a Loan of another Type; provided, however, that (a) any interest accrued or accruing at the Default Rate, or accrued or accruing on or after the Facility Termination Date, shall be payable on the earlier of the applicable Interest Payment Date or demand by Bank and (b) any interest accrued or accruing on the unpaid principal balance of any other Obligation shall be payable at the times provided in the Loan Documents or, if not so provided, on demand by Bank.

(v)         Continuation and Conversion of Loans. Borrower may elect to continue any outstanding LIBOR Rate Loan from one Loan Period into a subsequent Loan Period to begin on the last day of the earlier Loan Period, or convert any outstanding Loan into another Type of Loan (on the last day of a Loan Period only, in the instance of a LIBOR Rate Loan), by giving Bank telephonic notice promptly confirmed in writing, given so as to be received by Bank not later than:

(a)          12:00 noon, Cincinnati, Ohio time, on the date of the requested conversion, if requesting conversion of a LIBOR Rate Loan to a Prime Rate Loan; or

(b)          12:00 noon, Cincinnati, Ohio time, at least two (2) New York Banking Days prior to the date of the requested continuation or conversion, if requesting the continuation of a LIBOR Rate Loan or the conversion of a Prime Rate Loan to a LIBOR Rate Loan.

Each notice of continuation or conversion of a Loan shall specify (1) the effective date of the continuation or conversion (which shall be a New York Banking Day), (2) the amount and the Type or Types of Loans following such continuation or conversion (subject to the limitation on amount set forth in Section 3.1(i)(c)), and (3) for continuation as, or conversion into, LIBOR Rate Loans, the Loan Periods for such Loans. Absent timely notice of continuation or conversion as provided above, Bank may at any time thereafter convert such LIBOR Rate Loan to a Prime Rate Loan on or after the last day of an applicable Loan Period, unless paid in full on such last day, but until such conversion, the funds advanced under the LIBOR Rate Loan shall continue to accrue interest at the same rate as the interest rate in effect for such LIBOR Rate Loan prior to the end of the Loan Period. No Loan shall be continued as, or converted into, a LIBOR Rate Loan if the shortest Loan Period for such Loan may not transpire prior to the Facility Termination Date or if an Event of Default has occurred and is continuing.

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(vi)        Limitations on LIBOR Rate Loans. Notwithstanding any other provisions of this Section 3.1 to the contrary, Borrower may not request any LIBOR Rate Loans, and if a LIBOR Rate Loan is outstanding it shall be immediately converted to a Prime Rate Loan, if, at any time, (a) deposits in Dollars for the Loan Period are not available to Bank in the London interbank market, or (b) by reason of national or international financial, political or economic conditions or by reason of any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect, or the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by Bank with any request or directive of such authority (whether or not having the force of law), including exchange controls, Bank determines in good faith that: (1) it is impracticable, unlawful or impossible for Bank to maintain the LIBOR Rate Loans at an interest rate based on the LIBOR Rate, (2) adequate and fair means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Rate Loans, or (3) the LIBOR Rate determined by Bank will not adequately and fairly reflect the cost to Bank, determined by Bank in good faith, of making or maintaining any LIBOR Rate Loans. Moreover, notwithstanding any other provisions of this Section 3.1 to the contrary, Bank shall have the option to convert any outstanding LIBOR Rate Loans to Prime Rate Loans at any time that there exists an Event of Default.

(vii)       Pricing. Each of the Applicable LIBOR Rate Margin, the Applicable Prime Rate Margin, the Applicable LOC Fee, and the Applicable Unused Commitment Fee will be determined from time to time by reference to the table set forth below:

Applicable LIBOR Rate Margin for Revolving Loans	Applicable Prime Rate Margin For Revolving Loans	Applicable LOC Fee	Applicable Unused Commitment Fee
2.00%	0%	2.00%	.25%

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3.2           Increased Costs. If (i) there occurs any change in law or any rules, regulations, guidelines or orders (or any interpretation or application thereof) of a Governmental Authority or any new laws, regulations or guidelines are promulgated, enacted, issued, or made or any request, requirement or directive (whether having the force of law) from any central bank or other Governmental Authority is imposed or made effective (including a requirement which affects the manner in which Bank allocates capital resources to any of its credit facilities, including its credit facility hereunder) and (ii) as a result of such change, enactment, or issuance Bank, in its discretion exercised in good faith, determines that (a) the rate of return on Bank’s capital as a consequence of the Loans is reduced to a level below that which Bank could have achieved but for such circumstances (taking into consideration Bank’s policies with respect to capital adequacy and capital maintenance) by an amount deemed by Bank to be material or (b) Bank is subjected to any tax of any kind whatsoever with respect to this Agreement or any loan or other credit advanced under this Agreement or the basis of taxation of payments to Bank of principal, fees, interest or other amounts payable under this Agreement is changed (except a tax on the overall net income or capital of Bank, including “doing business”, franchise and other similar taxes), then, and in each such case, Bank may charge Borrower an additional fee which will compensate Bank for such reduction in the rate of return caused by such requirements or for such tax (“Additional Fee”) so long as additional fees (with respect to capital adequacy, capital maintenance and such taxes) are being charged by Bank to its other similarly situated borrowers to the extent Bank is legally empowered to do so. In the event any Additional Fee is charged to Borrower by Bank under this Section 3.2, Borrower may prepay the Loans in full without payment of the termination fee under Section 11.3 so long as such prepayment in full is tendered to Bank within 90 days following the date Bank either first imposed the Additional Fee or subsequently increased such Additional Fee for a reason other than a change in the balance of the Loans or the interest rates under Section 3.1; however, should Borrower elect to terminate this Agreement pursuant to this Section 3.2, Borrower will be liable for the aggregate Additional Fee which has accrued through the date of termination. A certificate as to such Additional Fee incurred by Bank, submitted by Bank to Borrower, shall be conclusive, absent manifest error, as to the amount thereof.

3.3           Loan Administration Fee. Commencing on November 1, 2006 and continuing on the first Business Day of each and every calendar month thereafter until the Obligations are fully paid and satisfied (and, as applicable, on the date this Agreement is terminated as provided in Section 11), Borrower will pay to Bank a loan administration fee equal to $1,000.00 (“Administration Fee”).

3.4           Unused Commitment Fee. Commencing on December 1, 2006 and continuing on the first Business Day of each and every calendar month thereafter until the Obligations are fully paid and satisfied (and, as applicable, on the date this Agreement is terminated as provided in Section 11), Borrower will pay to Bank a fee (“Unused Commitment Fee”) in an amount equal to the result obtained by multiplying (i) the difference between (a) $20,000,000 and (b) the average daily Revolving Loans advanced to Borrower during the preceding calendar month (or portion thereof during which any portion of the Revolving Loans (including the then Letter of Credit Reserve), was outstanding or during which this Agreement was in full force and effect) for which the Unused Commitment Fee is being determined by (ii) the result obtained (expressed as a percentage) by multiplying the Applicable Unused Commitment Fee by a fraction, the numerator of which is the number of days in such calendar month during which this Agreement was in full force and effect (or during which any portion of the Revolving Loans (including the then Letter of Credit Reserve) was outstanding) and the denominator of which is 360.

3.5           Letter of Credit Fees. Borrower will pay to Bank, with respect to each Letter of Credit, a per annum fee (“LOC Fee”) equal to the then Applicable LOC Fee on the amount available to be drawn under each Letter of Credit from, and including, the issuance date of the Letter of Credit to and including the expiry date thereof (or, if earlier, the date on which the Letter of Credit is returned to Bank and is canceled). In addition, Borrower will pay to Bank, on its demand for payment, Bank’s then current issuance, opening, closing, transfer, amendment, draw, renewal, negotiation and other letter of credit administration fees, charges and out of pocket expenses with respect to each Letter of Credit. The LOC Fee is fully earned by Bank when paid and will be due and payable in advance on the issuance of each Letter of Credit and, if applicable, upon each renewal thereof. The LOC Fee will be calculated on the basis of the actual number of days elapsed in a 360-day year. Notwithstanding anything to the contrary in this Section 3.5 or any Letter of Credit Document, if any Letter of Credit is cancelled for any reason before the stated expiry date thereof, any LOC Fee paid in advance will not be refunded and will be retained by Bank solely for its account.

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3.6           Calculation of Certain Charges. Accrued interest charges will be payable to Bank on each Interest Payment Date, beginning on December 1, 2006. Except the fees and expenses set forth in Sections 3.2, 3.3 and 3.5, which shall be paid in accordance with such Sections, all such charges and other fees shall be paid in arrears.

3.7           Payments; Charging Loan Account. Borrower promises to pay and to perform, observe and comply with when due all of the Obligations. All payments to be made by Borrower on account of the Obligations will be made by Borrower without setoff, deduction, offset, recoupment or counterclaim in immediately available funds. Borrower hereby authorizes Bank, at Bank’s option, to charge any account of Borrower at Bank or charge or increase the Revolving Loans, as a Prime Rate Loan, for the payment or repayment of any interest or principal of the Loans, any fees, charges or other amounts due to Bank under the Loan Documents, or any of the other Obligations.

3.8           Maximum Rate. If, at any time, the rate of interest contracted for, and computed in the manner provided, in this Section 3 (“Applicable Rate”), together with all fees and charges as provided for herein or in any other Loan Document (collectively, the “Charges”), which are treated as interest under applicable law, exceeds the maximum lawful rate (the “Maximum Rate”) allowed under applicable law, it is agreed that such contracting for, charging or receiving of such excess amount was an accidental and bona fide error and the provisions of this Section 3.8 will govern and control. The rate of interest payable hereunder, together with all Charges, shall be limited to the Maximum Rate; provided, however, that any subsequent reduction in the Prime Rate or the LIBOR Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest earned hereunder, together with all Charges, equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect. If any payment hereunder, for any reason, results in Borrower having paid interest in excess of that permitted by applicable law, then all excess amounts theretofore collected by Bank shall be credited on the principal balance of the Obligations (or, if all sums owing hereunder have been paid in full, refunded to Borrower), and the amounts thereafter collectible hereunder shall immediately be deemed reduced, without the necessity of the execution of any new document, so as to comply with applicable law and permit the recovery of the fullest amount otherwise called for hereunder.

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4.          MONTHLY LOAN ACTIVITY ACCOUNTINGS. Bank will provide Borrower monthly with a statement of advances, charges and payments made pursuant to this Agreement, and such account rendered by Bank shall be prima facie evidence of the amount of the Obligations owing and unpaid by Borrower and shall be deemed to be an account stated and binding as against Borrower unless a written statement of Borrower’s or Bank’s exceptions is received by the other within 30 days after the statement is mailed to Borrower; however, Bank will have no obligation to correct any error or errors specified by Borrower unless Bank, in its discretion exercised in a commercially reasonable manner, believes that an error was made. If any error is a manifest error, Borrower or Bank shall have one year to raise the exception.

5.          SECURITY.

5.1           Security Documents. The Obligations shall be secured (in such order as may be determined by Bank in its discretion) by a first priority Lien on all Loan Collateral (subject to Permitted Liens), including a first priority security interest in all of the Collateral pursuant to the Security Agreement dated as of the date of this Agreement between Borrower and Bank (the “Security Agreement”) and accompanying financing statements.

5.2           Life Insurance. The Obligations shall also be secured (in such order as may be determined by Bank in its discretion) by a prior and exclusive assignment of each Life Insurance Policy pursuant to a separate collateral assignment (each, a “Life Insurance Assignment”) and a related Agreement Regarding Insurance (each, an “Insurance Agreement”). Borrower will obtain the applicable collateral assignment forms and original Life Insurance Policies as soon as practical and will execute each Life Insurance Assignment and each Insurance Agreement and return those to the attention of counsel to Bank, together with the original Life Insurance Policies, on or before November 30, 2006. If Bank receives the proceeds of any Life Insurance Policy, then (i) Bank will apply the applicable Life Insurance Policy proceeds to the outstanding balance of the Obligations in such order and method of application as may be elected by Bank in its discretion exercised in good faith, and (ii) Bank, at its option, may permanently reduce the Obligations in such order and method of application as may be elected by Bank in its discretion exercised in good faith.

6.          FURTHER ASSURANCES. Borrower agrees to execute and deliver or cause to be executed and delivered any and all further documents and instruments and to take any and all further actions as may be determined by Bank to be necessary or appropriate to the transactions contemplated herein or in the other Loan Documents.

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7.          RECEIVABLES; INVENTORY; COLLECTION OF RECEIVABLES; DISPUTED RECEIVABLES; PROCEEDS OF INVENTORY.

7.1           Agreements Regarding Receivables. Borrower may not backdate, postdate or redate any of its invoices. Borrower may not make any sales on extended dating or credit terms beyond that customary in Borrower’s industry and consented to in advance by Bank. In addition to the Borrowing Base Certificate to be delivered in accordance with Section 8.3, Borrower shall notify Bank promptly upon Borrower’s learning thereof, in the event any Eligible Receivable or any Eligible Unbilled Revenue becomes ineligible for any reason, other than the aging of such Receivable, and of the reasons for such ineligibility. Borrower shall also notify Bank promptly of all material disputes and claims with respect to its Receivables, and Borrower will settle or adjust such material disputes and claims at no expense to Bank; however, Borrower may not, without Bank’s consent, grant (i) any discount, credit or allowance in respect of its Receivables (a) which is outside the ordinary course of Borrower’s business and (b) which discount, credit or allowance exceeds an amount equal to $5,000 in the aggregate with respect to any individual Receivable or (ii) any materially adverse extension, compromise or settlement to any customer or account debtor with respect to any then Eligible Receivable or Eligible Unbilled Revenue. Nothing permitted by this Section 7.1 or Section 7.2, however, may be construed to alter in any way the criteria for Eligible Receivables or Eligible Unbilled Revenue provided in Section 1.1.

7.2           Agreements Regarding Inventory. Borrower shall notify Bank promptly of all material returns and recoveries of Inventory. Without obtaining Bank’s prior consent and in compliance with the applicable terms of the Security Agreement, Borrower will not (i) accept any returns of Inventory outside the ordinary course of Borrower’s business, (ii) enter into any agreement, practice, arrangement, or transaction under which title to, or ownership of, any Inventory which is being sold by Borrower is, or purports to be, transferred to, or held by, a Person other than Borrower before such Inventory is delivered to such Person by Borrower, (iii) make a sale of Inventory to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or any other repurchase or return basis, or (iv) store any Inventory with, or place any Inventory in the possession or control of, any bailee, processor, warehouseman, consignee or any other Person, not a party to a bailee, warehouseman or similar agreement with Bank, under any arrangement, practice or agreement (oral or written).

7.3           Locked Box. Borrower has obtained and shall continue to maintain during the term of this Agreement the post office box at the U.S. Post Office bearing the following address: PO Box 3043, Cincinnati, Ohio Cincinnati OH 45264-3043, or such other address as Bank may notify Borrower from time to time (the “Locked Box”). Borrower shall notify all of its customers and account debtors to forward all remittances of every kind due Borrower (“Remittances”) to the Locked Box (such notices to be in such form and substance as Bank may require from time to time). Immediately upon receipt thereof, Borrower shall deposit all other proceeds of Receivables or other Loan Collateral into the Locked Box (or into the Special Account, as defined below). Bank shall have sole access to the Locked Box at all times, and Borrower shall take all action necessary to grant Bank such sole access. At no time shall Borrower remove any item from the Locked Box without Bank’s prior written consent, and Borrower shall not notify any customer or account debtor to pay any Remittance to any other place or address without Bank’s prior written consent. If Borrower should neglect or refuse to notify any customer or account debtor to pay any Remittance to the Locked Box, Bank shall be entitled to make such notification. Borrower hereby grants to Bank an irrevocable power of attorney, coupled with an interest, to take in Borrower’s name all action necessary (a) to grant Bank sole access to the Locked Box, (b) to contact account debtors to pay any Remittance to the Locked Box in the event that any such account debtor is not paying any such Remittance to the Locked Box, (c) to contact account debtors for any reason upon the occurrence of an Event of Default, and (d) to endorse each Remittance delivered to the Locked Box for deposit to the Special Account.

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7.4           Special Account. Upon collection of Remittances and other proceeds of Receivables and other Loan Collateral from the Locked Box, Bank shall deposit the same in a non-interest bearing account at Bank in the name of Environmental Quality Management, Inc. pledged to Bank using Borrower’s Federal tax identification number, Account No. 480401611 (the “Special Account”). Any Remittance or other proceeds of Receivables or other Loan Collateral received by Borrower shall be deemed held by Borrower in trust and as fiduciary for Bank, and Borrower immediately shall deliver the same, in its original form, to Bank into the Locked Box by overnight delivery carrier. Pending such deposit, Borrower agrees that it will not commingle any such Remittance or other proceeds of Receivables or other Loan Collateral with any of Borrower’s other funds or property, but will hold it separate and apart therefrom in trust for Bank until deposit is made into the Locked Box or Special Account or until delivery is made to Bank by overnight delivery carrier as described above. All deposits to the Special Account and the Locked Box shall be Bank’s property and shall be subject only to the signing authority designated from time to time by Bank, and Borrower shall have no interest therein or control over such deposits or funds. Bank shall have sole access to the Special Account and the Locked Box, and Borrower shall have no access thereto. Bank shall have, and Borrower hereby grants to Bank, a Lien on and security interest in all funds held in the Special Account and the Locked Box as security for the Obligations. The Special Account shall not be subject to any deduction, set-off, banker’s lien or any other right in favor of any Person other than Bank. Deposits to the Special Account shall be applied to the Obligations in such order and method of application as may be elected by Bank in its discretion exercised in good faith. Any funds in the Special Account remaining after the applications set forth in the preceding sentence (“Available Funds”) will be paid over by Bank to Borrower; however, at any time on and after the occurrence of an Event of Default, all Available Funds may, at Bank’s option, be retained in the Special Account as continuing security for the Obligations. If any Remittance deposited in the Special Account is dishonored or returned unpaid for any reason, Bank, in its discretion, may charge the amount of such dishonored or returned Remittance directly against Borrower and any account maintained by Borrower with Bank and such amount shall be deemed part of the Obligations. Bank shall not be liable for any loss or damage resulting from any error, omission, failure or negligence on the part of Bank with respect to the operation of the Special Account, the Locked Box, or the services to be provided by Bank under this Agreement, except to the extent, but only to the extent, of any direct, as opposed to any consequential, special or lost profit damages suffered by Borrower from Bank’s gross negligence or willful misconduct. Until a payment is received by Bank for Bank’s account in finally collected funds, all risks associated with such payment will be borne solely by Borrower. From time to time, Bank may adopt such regulations and procedures as it may deem reasonable and appropriate with respect to the operation of the Special Account, the Locked Box, and the services to be provided by Bank under this Agreement so long as the adoption of such regulations and procedures will not change the material terms of this Agreement and are applied to similarly situated borrowers.

7.5           Crediting of Remittances. For the purpose of calculating interest, all Remittances and other proceeds of Receivables and other Loan Collateral shall be credited (conditional on final collection) against the unpaid Revolving Loan balance on the first Business Day after the Business Day that Bank received the same into the Special Account in Cincinnati, Ohio. For the purpose of determining Revolving Loan Availability, all Remittances and other proceeds of Receivables and other Loan Collateral shall be credited (conditional on final collection) against the amount of Eligible Receivables, Eligible Unbilled Revenue and the unpaid Revolving Loan balance on the Business Day immediately after the Business Day that Bank received the same into the Special Account in Cincinnati, Ohio. Notwithstanding anything to the contrary in this Section 7.5, Borrower acknowledges and agrees that deposits made and other items credited to the Special Account are subject to applicable laws and regulations governing availability of funds and Bank’s funds availability polices and may not be immediately available for application to the Loans or the other Obligations.

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7.6           Cost of Collection. All reasonable costs of collection of Borrower’s Receivables, including Attorneys’ Fees, out-of-pocket expenses, administrative and recordkeeping costs, and all service charges and costs related to the establishment and maintenance of the Locked Box and the Special Account shall be the sole responsibility of Borrower, whether the same are incurred by Bank or Borrower, and Bank, at its discretion, may charge the same against Borrower and any account maintained by Borrower with Bank and the same shall be deemed part of the Obligations.

7.7           On-Line Banking; Cash Management Services. During the term of this Agreement, Borrower will contract with Bank to obtain Bank’s then current (i) automated balance and information reporting system and (ii) positive pay, reverse positive pay, check filter, ACH filter and block, and other similar anti-fraud, cash management products, in each case in connection with the operation of the various cash management systems contemplated by this Agreement.

8.          EXAMINATION OF LOAN COLLATERAL; REPORTING.

8.1           Maintenance of Books and Records. Borrower shall keep and maintain complete books of account, records and files with respect to its business in accordance with GAAP consistently applied and shall accurately and completely record all transactions therein.

8.2           Access and Inspection. Bank may at all times during normal business hours have (i) access to, and the right to examine and inspect, all of Borrower’s real and personal property and (ii) access to, and the right to inspect, audit and make extracts from, all of Borrower’s records, files and books of account, and Borrower shall execute and deliver at the request of Bank such instruments as may be necessary for Bank to obtain such information concerning the business of Borrower as Bank may require from any Person; however, unless an Event of Default has occurred or exists, Bank will give Borrower reasonable notice before it makes the inspections and examinations at any office or place of business of Borrower. Borrower shall furnish Bank at reasonable intervals with such statements and reports regarding Borrower’s financial condition and the results of Borrower’s operations, in addition to those hereinafter required, and such other information as Bank may reasonably request from time to time.

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8.3           Reporting Regarding Receivables. Not less frequently than monthly, or if there is an Availability Condition, not less frequently than weekly, Borrower shall deliver to the Borrower: (i) a borrowing base certificate in the form of Exhibit C (a “Borrowing Base Certificate”) by no later than the 20th day of each month (which is based on values as of the immediately preceding month) and (ii) reports of Borrower’s sales, credits to sales or credit memoranda applicable to sales, collections and non-cash charges (from whatever source, including sales and noncash journals or other credits to Receivables) for the applicable period, and acceptable supporting documentation thereto (including a report indicating the Dollar value of Borrower’s Eligible Receivables (including a separate listing of Permitted Joint Venture Receivables) and Eligible Unbilled Revenue, and all other information deemed necessary by Bank to determine levels of that which is and is not Eligible Receivables and Eligible Unbilled Revenue). By no later than the 20th day after the end of each calendar month, or sooner if available, Borrower shall deliver to Bank monthly agings, broken down by due date, of Receivables listed by invoice date, in each case reconciled to the Borrowing Base Certificate for the end of such month and Borrower’s general ledger, and setting forth any changes in the reserves made for bad accounts or any extensions of the maturity of, any refinancing of, or any other material changes in the terms of any Receivables in such format as is specified by Bank from time to time, together with such further information with respect thereto in such format as Bank may then reasonably require.

8.4           Reporting Regarding Contracts. Not less frequently than monthly, by no later than the 20th day of each month, Borrower shall deliver to Bank a certificate in a form of Exhibit D which reports any material amendment to each Government Contract existing as of the Closing Date, each Government Contract arising or renewed after the Closing Date, each payment bond or performance bond, and the associated surety, relating to each existing and new contract, including each Government Contract. Not less frequently than quarterly, such certificate shall also report the type of pricing and percentage of revenue associated therewith with respect to each Government Contract (i.e., fixed price, cost plus or time and materials, or any other type of pricing).

8.5           Interim Financial Statements; Payable Information. Promptly when available and in any event not later than 30 days after the end of each calendar month (and quarter) occurring after the Closing Date, Borrower shall furnish to Bank a monthly (and, as applicable, quarterly) income statement, balance sheet and changes in its cash flows, (a) showing Borrower’s financial condition and the results of Borrower’s operations for the periods covered by such statements in such detail as Bank may from time to time require, (b) prepared in accordance with GAAP consistently applied (except as otherwise disclosed to Bank to the extent such exceptions are acceptable to Bank), and (c) containing all disclosures required to fully and accurately present the financial position and results of operations of Borrower (subject to normal year-end adjustments and the omission of footnotes) and to make such statements not misleading under the circumstances. By no later than the 20th day after the end of each fiscal month end, or sooner if available, Borrower shall deliver to Bank monthly agings of accounts payable listed by invoice date, in each case reconciled to Borrower’s general ledger for the end of such month, in such format as is specified by Bank from time to time.

8.6           Annual Projections. Promptly when available and in any event not later than 30 days prior to the end of each of Borrower’s fiscal years, Borrower shall furnish to Bank detailed projections for the next fiscal year setting forth projected income and cash flow for each month, the monthly operating budget, the monthly balance sheet, and the monthly borrowing availability of Borrower, in each case accompanied by a certificate of Borrower’s chief financial officer, countersigned by Borrower’s chief executive officer, stating (i) the assumptions on which the projections were prepared, (ii) that the assumptions, except as otherwise noted, were prepared on a consistent basis with the operation of Borrower’s business during the immediately preceding fiscal year and with factors known to exist as of the date of the certificate or reasonably anticipated to exist during the periods covered by the projections, and (iii) that the officers signing the certificate have no reason to believe that the projections are incorrect or misleading in any material respect.

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8.7           Annual Financial Statements. Promptly when available and in any event not later than 120 days after the end of each of Borrower’s fiscal years, Borrower shall submit to Bank consolidated financial statements showing its financial condition, the results of its operations, a balance sheet and related statements of income, stockholders’ equity, and changes in its cash flows and financial position for the year then ended. All of the foregoing annual financial statements must be audited in accordance with generally accepted auditing standards by an independent certified public accounting firm acceptable to Bank and shall be prepared and presented in accordance with GAAP consistently applied, and shall be accompanied by an audit report of Borrower’s independent certified public accountants. On October 31, 2006, Borrower shall submit to Bank a consolidated balance sheet of Borrower dated as of, and after giving effect to, the Merger and payment of the Merger Consideration (the “Opening Balance Sheet”). The Opening Balance Sheet shall be prepared in accordance with GAAP (subject to normal year-end adjustments and the omission of footnotes).

8.8           Management Reports. Borrower shall furnish to Bank promptly on receipt copies of all management letters and any other material reports provided by Borrower’s independent accountants. Borrower hereby authorizes Bank to communicate directly with Borrower’s independent accountants to discuss Borrower’s affairs, finances, accounts and such other matters as Bank deems necessary.

8.9           Comparisons to Financials; Certificates. With each monthly or annual financial statement submitted by Borrower to Bank under Sections 8.5 and 8.7, Borrower will deliver to Bank: (i) a comparison prepared by Borrower of the projected financial position and results of operations of Borrower provided for in Section 8.6 with the actual financial position and results of operations of Borrower for the applicable period and an explanation of any material variations between them; and (ii) a comparison prepared by Borrower between actual calculated results for the applicable period and the covenanted results for each of the Financial Covenants. Borrower shall also furnish Bank together with all materials required pursuant to Sections 8.5, 8.6, and 8.7, a certificate signed by the chief financial officer of Borrower in the form of Exhibit E.

8.10         Tax Returns; Additional Information. Promptly upon Bank’s request after Borrower has filed its tax returns with each applicable Governmental Authority, Borrower shall deliver to Bank a copy of all federal (and at Bank’s request all state and local) income tax returns and schedules filed by Borrower in respect of each taxable year ending on and after December 31, 2005. Borrower shall furnish all other tax and financial information as Bank may reasonably request from time to time.

9.          WARRANTIES, REPRESENTATIONS AND COVENANTS. In order to induce Bank to enter into this Agreement and to make Loans hereunder, Borrower warrants, represents and covenants that, as of the date hereof, any date upon which a Loan is made hereunder, and until the Obligations are fully paid, performed and satisfied, the representations, warranties and covenants set forth in this Section 9 are and shall remain true.

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9.1           Corporate Status. Borrower (i) is duly organized and is and shall remain validly existing and in good standing under the laws of Ohio, and is and shall remain qualified to do business as a foreign corporation under the laws of the jurisdictions listed on Schedule 9.1 and under the laws of each other jurisdiction in which the failure to be so qualified and in good standing would have a Material Adverse Effect, and (ii) has and shall maintain all requisite power and authority, corporate or otherwise, to conduct its business, to own its property, to execute, deliver and perform all of its obligations under this Agreement and each of the other Loan Documents, and to grant the Liens on the Loan Collateral. Borrower is not (a) an “investment company”, (b) an “investment adviser”, (c) a company “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, or (d) a “holding company” as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended. Borrower is a contractor in good standing with the United States, and is a “small business” under the United States Small Business Administration guidelines. Borrower has filed applications for authority to transact business as a foreign corporation in the States of Alabama, Colorado, Idaho, Louisiana, Missouri, Virginia and West Virginia, and will provide good standing certificates to Bank from those states not later than November 30, 2006.

9.2           Due Authorization; Validity. The signing and delivery of the Loan Documents, the performance by Borrower of its Obligations under the Loan Documents, and the grant of the Liens on or security interests in, the Loan Collateral to Bank have been duly authorized by all requisite corporate action of Borrower. This Agreement and each of the other Loan Documents have been duly executed and delivered by Borrower, and each will constitute, upon the due execution and delivery thereof, the legal, valid, and binding obligations of Borrower enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

9.3           No Violation. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents and the grant of the Liens on or security interests in the Loan Collateral to Bank, do not and will not (i) constitute a violation of any applicable law, (ii) constitute a breach of any provision contained in Borrower’s Articles of Incorporation, Code of Regulations, the Shareholders Agreement or any governing or other organization documents of Borrower or contained in any order of any court or other Governmental Authority or in any Applicable Agreement, or (iii) result in the creation or imposition of any Lien on any of Borrower’s properties (other than in favor of Bank hereunder or any other Permitted Lien).

9.4           Use of Loan Proceeds. Borrower’s uses of the proceeds of the Loans made by Bank to Borrower pursuant to this Agreement are, and will continue to be, legal and proper corporate uses (duly authorized by Borrower’s Board of Directors). Such uses do not and shall not violate any applicable laws or statutes as in effect as of the date hereof or hereafter. The Loans are not and shall not be secured, directly or indirectly, by any stock for the purpose of purchasing or carrying any margin stock or for any purpose which would violate either Regulation U, 12 C.F.R. Part 221, or Regulation X, 12 C.F.R. Part 224, promulgated by the Board of Governors of the Federal Reserve System.

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9.5           Management; Ownership of Assets; Licenses; Patents; Government Contracts. Borrower employs and shall continue to employ active, full-time, professional management adequate to handle its affairs, and Borrower has, and will continue to have, adequate employees, assets, governmental approvals, licenses, permits, patents, copyrights, trademarks and trade names to continue to conduct its business as heretofore and hereafter conducted by it, and all of Borrower’s patents, copyrights, trademarks and trade names and all licenses of any patents, trademarks, and copyrights to Borrower existing as of the Closing Date are described in Schedule 9.5. Each Government Contract with respect to which products or services remains to be performed by Borrower, or with respect to which money is due to, or to be invoiced by or on behalf of Borrower thereunder, is described in Schedule 9.5. Borrower is permitted under the terms of each Government Contract to submit invoices not less frequently that once per month. Borrower (i) is currently satisfactorily performing all of its requirements under the Government Contracts and has no basis to believe that its performance under the Government Contracts is unsatisfactory or not otherwise fully compliant with the stated requirements of each Government Contract, (ii) is currently not in breach of any of its contractual obligations under each Government Contract and has no reason to believe otherwise, is not, nor is any Affiliate of Borrower, currently suspended or debarred from doing business with any Governmental Authority, (iii) is not, nor is any Affiliate of Borrower, currently under investigation by a Governmental Authority, contracting agency, or Office of Inspector General, and (iv) is not, nor is any Affiliate of Borrower, currently subject to the terms and conditions of an administrative settlement agreement. Each Government Contract was awarded based solely on the merits and was not the product of procurement fraud, artifice, collusion, bid rigging, kick-back, illegal gratuity, or other violation of applicable laws. The code of conduct or statement of ethical standards included as an attachment to Schedule 9.5 is in effect and is currently applicable to all officers, directors, owners, managers and employees of Borrower. Borrower’s accounting system has been reviewed and approved by the government audit agency tasked with conducting such reviews. Borrower has developed and implemented a small business subcontracting plan in accordance with the terms and conditions of those contracts that require such, and that it is fully compliant with those contract requirements, and covenants that it shall remain in full compliance with its small business subcontracting plan as applicable to each contract requiring such.

9.6           Indebtedness. Except for (i) Indebtedness disclosed in the Financials delivered on or before the Closing Date, (ii) the Obligations, (iii) Indebtedness (a) which is unsecured, (b) which is not for borrowed money, (c) which has been incurred in the ordinary course of Borrower’s business, (d) which is not otherwise prohibited under any provision of this Agreement, and (e) the nonpayment of or other default under which would not have a Material Adverse Effect, and (iv) other Indebtedness permitted to be incurred or paid by Borrower pursuant to Section 10.10, Borrower has no Indebtedness. Except as otherwise set forth or reflected in the Financials, Borrower has not guaranteed the obligations of any Person (except by indorsement of negotiable instruments payable at sight for deposit or collection or similar banking transactions in the usual course of Borrower’s business).

9.7           Title to Property; No Liens. Borrower has (i) good and indefeasible title to, and ownership of, all of its personal property, including the Collateral and (ii) good and marketable fee simple title to all of its real property, in each case free and clear of all Liens except to the extent of Permitted Liens.

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9.8           Restrictions; Labor Disputes; Labor Contracts. Except as described in Schedule 9.8, Borrower is not a party or subject to, any charge, corporate restriction, judgment, decree or order, for which Borrower’s compliance or non-compliance could have a Material Adverse Effect. Except as described on Schedule 9.8, Borrower is not (i) a party to any written employment contract or labor contract or (ii) the subject of any labor dispute. No collective bargaining agreement or other labor contract identified on Schedule 9.8 is scheduled to expire during the term of this Agreement except as described on Schedule 9.8. No union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of Borrower or any of its Subsidiaries or for any similar purpose. To Borrower’s knowledge, after due inquiry, no key employee of Borrower is subject to any agreement in favor of anyone other than Borrower which restricts or limits that individual’s right to engage in the type of business activity conducted by Borrower in any manner which could materially impair the ability of such individual to carry out his or her duties with Borrower or to use any property or confidential information or which grants to any Person, other than Borrower, any rights to inventions or other ideas susceptible to legal protection developed or conceived by any such key employee of Borrower. Each of the Employment Agreements and the Non-Competition Agreements is in the form attached to the Merger Agreement.

9.9           No Violation of Law. Except as described on Schedule 9.9, Borrower is not in violation of any applicable statute, regulation or ordinance of any Governmental Authority (including any such statute, regulation or ordinance relating to ecology, human health or the environment), which violation could have a Material Adverse Effect. All Inventory manufactured and produced by Borrower has been manufactured and produced in compliance with all applicable requirements of Sections 6, 7 and 12 of the Fair Labor Standards Act, as amended, and all regulations and orders of the United States Department of Labor.

9.10         Hazardous Substances. Except as described on Schedule 9.10, (i) no investigations, inquiries, orders, hearings, actions or other proceedings by or before any Governmental Authority are pending or, to the knowledge of Borrower, threatened in connection with any Environmental Activity or alleged Environmental Activity; (ii) no Hazardous Substances have been integrated into any of Borrower’s property, or any component thereof in such manner or quantity as may reasonably be expected to or in fact does (a) violate any applicable Environmental Law or (b) materially and adversely affect the value of any Borrower’s Facility; (iii) the Use of Borrower’s property does not result in any Environmental Activity in violation of any applicable Environmental Requirements; (iv) to Borrower’s knowledge, no occurrence or condition on any real property adjoining or in the vicinity of any Borrower’s Facility exists which could cause Borrower’s Facility to be subject to any restrictions on ownership, occupancy, transferability or operation under any Environmental Requirements; (v) to Borrower’s knowledge, none of Borrower’s Facilities prior to when Borrower has owned or leased them has been used for the disposal of Hazardous Substances or was the site of any Release of Hazardous Substances in violation of any Environmental Laws; (vi) none of Borrower’s business operations have contaminated the lands, waters or other property of others with Hazardous Substances; (vii) no underground or above ground storage tank (regardless of contents) has been in the past, or is now, located on, at or beneath any Borrower’s Facility; and (viii) none of Borrower’s Facilities since Borrower has owned or leased them has been used by Borrower for the production, treatment, storage, generation, disposal or Release of any Hazardous Substance other than in accordance with applicable Environmental Laws.

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9.11         Absence of Default. Borrower is not in default under any Applicable Agreement and has not received any notice of breach, termination or acceleration or demand for adequate assurances under any Applicable Agreement. Without limiting the generality of the foregoing, Borrower is not presently and has not within the past twenty four months been in default under the terms of any payment bond or performance bond.

9.12         Accuracy of Financials; No Material Changes. The Financials (i) have been prepared in accordance with GAAP consistently applied and are true, correct and complete in all material respects and (ii) fairly present Borrower’s assets, liabilities and financial condition and results of operations and those of such other Persons described therein as of the date thereof (subject to normal year-end adjustments and the lack of footnotes in the case of monthly or pro forma Financials). There are no omissions from the Financials or other facts or circumstances not reflected in the Financials which are or may be material, and there has been no material and adverse change in Borrower’s assets, liabilities or financial condition since the date of the Financials nor has there been any material damage to or loss of any of Borrower’s assets or properties since such date. Borrower’s outstanding advances to any Person do not constitute any equity or long term investment in any Person which is not reflected in the Financials. Borrower’s fiscal year is from January 1 to December 31.

9.13         Pension Plans. Except as described on Schedule 9.13, neither Borrower nor any Controlled Group member has ever sponsored, maintained, or contributed (or become obligated to sponsor, maintain, or contribute) to a Pension Plan subject to Title IV of ERISA. Neither Borrower nor any Controlled Group member has ever sponsored, maintained, or contributed (or become obligated to sponsor, maintain, or contribute) to any “multiemployer plan” (as defined in ERISA). No “prohibited transaction,” or “reportable event”, as those terms are defined by ERISA, has occurred or is continuing as to any Pension Plan of Borrower or any Controlled Group member, which poses a threat of the imposition of taxes or penalties against such Pension Plans (or trusts related thereto), Borrower or any Controlled Group member, the imposition or payment of which could have a Material Adverse Effect. Each Pension Plan that is intended to meet the requirements of qualified pension benefit plans under Sections 401(a) and 501(a) of the Internal Revenue Code has received a current favorable determination letter to that effect under the Internal Revenue Code, and neither Borrower nor, to Borrower’s knowledge (after making due inquiries), any Controlled Group member has violated such requirements with respect to any Pension Plan.

9.14         Taxes and Other Charges. Borrower has filed all federal, state and local tax returns and other reports which it is required by law to file. All of such tax returns and reports accurately and properly reflect the taxes due for the periods covered thereby. Borrower has paid all taxes, assessments and other similar charges that are due and payable except for any such taxes, assessments or charges which are being contested in good faith in accordance with the terms of Section 10.9. Borrower has withheld all employee and similar taxes which it is required by law to withhold and has maintained adequate reserves for the payment of all taxes and similar charges. No tax Liens have been filed with respect to Borrower and, to the best knowledge of Borrower (after due inquiry), no claims are being asserted with respect to any such taxes, assessments or charges (and no basis exists for any such claims). There are not in effect any waivers of applicable statutes of limitations for federal, foreign, state or local taxes for any period. Borrower is not a party to any tax-sharing agreement or arrangement.

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9.15         No Litigation. Except as described on Schedule 9.15, there is not, as of the Closing Date, any litigation, action or proceeding pending or, to Borrower’s knowledge (after due inquiry), threatened, against Borrower.

9.16         No Brokerage Fee. No brokerage, finder’s or similar fee or commission is due to any Person by reason of Borrower entering into this Agreement or by reason of any of the transactions contemplated hereby, and Borrower shall indemnify and hold Bank harmless from all such fees and commissions.

9.17         Affiliates. All Persons who are Borrower’s Affiliates are identified in Schedule 9.17. Except as set forth in Schedule 9.17, Borrower has no Subsidiaries. Except pursuant to written agreements for Permitted Joint Ventures that have been delivered to Bank, or as set forth on Schedule 9.17, no Affiliate of Borrower (i) sells or leases any goods or real property to Borrower, (ii) sells any services to Borrower, (iii) purchases or leases any goods or real property, or purchases any services from, Borrower, or (iv) is a party to any contract or commitment with Borrower.

9.18         Capitalization; Warrants. Schedule 9.18 sets forth the number of shares of Capital Stock of Borrower which are authorized and the number of such shares which are outstanding. Each outstanding share of Capital Stock is a common share and is duly authorized, validly issued, fully paid and nonassessable. Set forth in Schedule 9.18 is a complete and accurate list of all Persons who are record and beneficial owners of the Capital Stock of Borrower. All warrants, subscriptions, options, instruments, rights and agreements under which any shares of Capital Stock of Borrower are or may be redeemed, retired, converted, encumbered, bought, sold or issued are described in Schedule 9.18. The Shareholders Agreement is in the same form attached to the Merger Agreement.

9.19         Noncompetition Agreements. Except as set forth in Schedule 9.19, Borrower is not subject to any contract or agreement containing a covenant not to compete in any line of business with any Person.

9.20         Deposit and Other Accounts. All of the accounts maintained by Borrower with any bank, brokerage house or other financial institution are set forth in Schedule 9.20, and none of such other accounts (other than accounts designated as “Payroll Accounts” or “Disbursement Accounts”) is subject to withdrawal other than by transfers of amounts therein to the Locked Box or the Special Account.

9.21         Solvency. Borrower and each of its Affiliates (exclusive of Borrower’s officers, stockholders and directors), as the case may be, will be Solvent after (i) receipt and application of the Loans in accordance with the terms of this Agreement, (ii) the execution and delivery of this Agreement and the other Loan Documents to which any of them is a party, (iii) the filing of any financing statements or other perfecting notices or actions in connection with this Agreement, and (iv) the Merger (including payment of the Merger Consideration).

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9.22         Full Disclosure. No representation or warranty made by Borrower or any of its Affiliates, as the case may be, in this Agreement, any other Loan Document to which it is a party, or in any other document furnished from time to time in connection herewith or therewith contains or will contain at the time such representation is made or such document furnished, any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements herein or therein not misleading.

9.23         Casualties. Neither the business nor the properties of Borrower are affected by any fire, explosion, accident, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty loss (whether or not covered by insurance) which may have a Material Adverse Effect.

9.24         Leases. Except as listed on Schedule 9.24, Borrower is not a party to any lease, assignment, sublease, or other agreement relating to any real property or leasehold interest in real property, or any material equipment or other material personal property. Schedule 9.24 correctly sets forth each lease, assignment, sublease and other agreement, existing as of the Closing Date, to which Borrower is a party relating to (i) any real property or leasehold interest in real property or (ii) any material equipment or other material personal property. The Carillon Lease is in the same form attached to the Merger Agreement.

9.25         Insurance Policies. Schedule 9.25 correctly sets forth all of the insurance policies maintained by Borrower, including the carriers thereof, and the types of coverage and insured amounts covered thereby. Schedule 9.25 correctly sets forth all sureties and bonding companies who presently have or hold payment and performance bonds in support of any contract where Borrower is a party.

9.26         Consents; Merger. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery and performance by Borrower of any Loan Document to which it is or will be a party. As of the Effective Time of the Merger:

(i)          Borrower and Merger Co. each will have adequate power and authority and has full legal right to enter into each of the Merger Documents to which it is a party, and to perform, observe and comply with its agreements and obligations under each of the Merger Documents. The Merger Documents are valid and binding obligations of Borrower and Merger Co. enforceable according to their respective terms, except as limited by equitable principles and by bankruptcy, insolvency or similar laws affecting the rights of creditors generally.

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(ii)         The execution and delivery by Borrower and Merger Co. of the Merger Documents to which each is a party, the performance by Borrower and Merger Co. of their respective agreements and obligations under the Merger Documents to which it is a party, and the consummation of the Merger pursuant to the Merger Agreement will have been duly authorized by all necessary corporate action on the part of Borrower and Merger Co. and do not and will not: (a) contravene any provision of Borrower’s or Merger Co.’s Articles of Incorporation, Code of Regulations or shareholder agreement; (b) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien (other than a Permitted Lien) upon any of the property of Borrower under, any Applicable Agreement; (c) violate or contravene any provision of any law, rule or regulation or any order or ruling thereunder or any decree, order or judgment of any governmental authority which would reasonably be expected to have a Material Adverse Effect; (d) require any waivers, consents or approvals by any of the creditors or trustees for creditors of Borrower or any other Person except those waivers, consents, or approvals which are obtained as of the Closing Date or which are not required to consummate the Merger; or (e) require any Person to make any filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or the rules of the Federal Trade Commission thereunder.

(iii)        There are no proceedings pending or, to the knowledge of Borrower, threatened, against Borrower or any shareholder of Borrower which call into question the validity or enforceability of any of the Merger Documents.

(iv)        Pursuant to the Merger Documents: (a) Argentum will become the owner, free and clear of any Liens (except any Permitted Liens) of not less than 60% of the voting Capital Stock of Borrower and (b) Merger Corp. will merge into, and be survived by, EQM. All consents and approvals of, and filings and permits with, and all other actions in respect of, all Governmental Authorities required in order to consummate the Merger in accordance with the terms and conditions of the Merger Documents and all applicable laws have been, or prior to the time required, will have been, obtained, given, filed, taken or waived, and are in full force and effect. All applicable waiting periods with respect thereto have, or prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents or imposes material adverse conditions upon the consummation of the Merger.

(v)         Upon the Effective Time of the Merger, the Merger will have been duly and validly consummated, without modification, amendment or waiver, in accordance with the terms, conditions and provisions of the Merger Agreement, and will be effective in accordance with the provisions of applicable law.

9.27         Tax Shelter Regulations. Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). If Borrower determines to take any action inconsistent with such intention, it will promptly notify Bank thereof and deliver to Bank a duly completed IRS Form 8886 or any successor form. If Borrower so notifies Bank, Borrower acknowledges that (i) Bank may treat the Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and Bank, will maintain the lists and other records required by such Treasury Regulation and (ii) Bank may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to Bank relating to such tax treatment and tax structure.

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9.28         Specifically Designated National and Blocked Persons. No Borrower nor any of its Affiliates is a country, individual, or entity named on the Specifically Designated National and Blocked Persons (SDN) list issued by the Office of Foreign Asset Control of the Department of the Treasury of the United States.

9.29         Updating Representations and Warranties. To the extent necessary to cause the representations and warranties set forth in Section 9 to remain true, complete and accurate as of the date hereof and as of each day on which a Loan is made hereunder, Borrower shall update in writing any Schedules provided for in Section 9 promptly upon learning of any circumstance which may have the effect of making any such representation or warranty contained in Section 9 untrue or misleading. The requirement of Borrower to update any Schedule provided for herein is not, and may not be construed to be, a cure of any Event of Default occurring prior to any such update or existing at the time of any such update without the written waiver of such Event of Default by Bank.

10.         COVENANTS. Until the Obligations are fully paid, performed and satisfied and this Agreement is terminated, Borrower will observe, perform, and comply with each of the covenants set forth below in this Section 10.

10.1         Payment of Certain Expenses. Borrower will pay to Bank immediately on Bank’s demand any and all fees, costs and expenses which Bank pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to Borrower, or any other Person on Borrower’s behalf, by Bank of proceeds of Loans made by Bank to Borrower pursuant to this Agreement, and (ii) the depositing for collection by Bank of any check or item of payment received or delivered to Bank on account of the Obligations. Borrower will reimburse Bank, immediately, for any claims asserted by any bank at which a blocked account is established for the deposit of proceeds of the Loan Collateral in connection with such blocked account or any returned or uncollected checks received by such bank as proceeds of the Loan Collateral.

10.2         Notice of Litigation. Borrower will notify Bank in writing, promptly on Borrower’s learning thereof, of any litigation, suit or administrative proceeding which may have a Material Adverse Effect, whether or not the claim is considered by Borrower to be covered by insurance.

10.3         Notice of ERISA Events. Borrower will notify Bank in writing (i) at least 10 days prior to the adoption by Borrower or any Controlled Group member of any Pension Plan subject to Title IV of ERISA; (ii) promptly on the occurrence of any Reportable Event, and (iii) 90 days prior to any termination, partial termination or merger of a Pension Plan or a transfer of a Pension Plan’s assets.

10.4         Notice of Labor Disputes. Borrower will notify Bank in writing (i), promptly upon Borrower’s learning thereof, of (a) any labor dispute to which Borrower may become a party and which may have a Material Adverse Effect or (b) any strikes, walkouts, or lockouts relating to any of its plants or other facilities, and (ii) the entering into of any labor contract relating to any of its plants or other facilities.

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10.5         Compliance with Laws. Borrower will comply with the requirements of all applicable laws, statutes, regulations, rules or ordinances of any Governmental Authority, the noncompliance with which could have a Material Adverse Effect.

10.6         Notice of Violations of Law, Tax Assessments. Borrower will notify Bank in writing, promptly upon Borrower’s learning thereof, of any violation of any law, statute, regulation, rule or ordinance of any Governmental Authority, and of the imposition of any federal, state or local tax withholding or assessment, applicable to Borrower, the violation or imposition of which would have a Material Adverse Effect. Borrower will (i) provide Bank with copies of all communications between Borrower and any Governmental Authorities which relate to Environmental Activities, Environmental Requirements, or Hazardous Substances affecting Borrower; and (ii) notify Bank immediately after obtaining knowledge of the Release or alleged Release in a reportable quantity (as defined under applicable Environmental Law) of any Hazardous Substances on, in, under or affecting Borrower’s property or any surrounding area, and any noncompliance with any Environmental Requirement.

10.7         Notice of Violations of Certain Agreements. Borrower will notify Bank in writing, within three Business Days after the earlier of Borrower having actual knowledge, or being notified of the occurrence, of any material breach by Borrower of, a notice of termination or acceleration, or any demand for adequate assurances under, any Applicable Agreement.

10.8         Notice of Customer Defaults. Borrower will notify Bank in writing, promptly upon Borrower’s actual knowledge thereof, of any default by any obligor under any material note or other evidence of debt payable to Borrower or of anything which might have a material adverse effect on the ability of any obligor of Borrower to pay any Indebtedness owing to Borrower.

10.9         Taxes and Charges. Borrower will (i) file all federal, state and local tax returns and other reports which it is required by law to file, (ii) pay all taxes, assessments and other similar charges that are due and payable, (iii) withhold all employee and similar taxes which it is required by law to withhold, and (iv) maintain adequate reserves for the payment of all taxes and similar charges; provided, however, that no such taxes, assessments or charges need be paid during such period as they are being contested in good faith by Borrower, in appropriate proceedings promptly commenced and diligently prosecuted, if adequate reserves in accordance with GAAP have been set aside on Borrower’s books, and the continuance of any such contest does not (a) result in any part of the Loan Collateral or any other property of Borrower being made the subject of (1) any proceeding in foreclosure, (2) any levy or execution (which shall not have been stayed or dismissed), or (3) any seizure or other loss and (b) prevent Bank from having a perfected first priority security interest in, or as applicable, mortgage Lien on, the Loan Collateral or with respect to future advances made hereunder; and provided, further, that Borrower will promptly pay such tax, assessment or charge when the dispute is finally settled.

10.10         Indebtedness; Guaranties. (i) Other than the Obligations, Borrower will not incur any Indebtedness other than:

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(a)          Indebtedness reflected in the Financials delivered on or before the Closing Date so long as such Indebtedness is not secured by any of the Loan Collateral;

(b)          Indebtedness (1) which is unsecured, (2) which is not for borrowed money, or the issuance of any letter of credit, acceptance transaction, or similar credit instrument or facility, (3) which is incurred in the ordinary course of Borrower’s business, (4) which is not otherwise prohibited under any provision of this Agreement, and (5) for which the incurrence of which would not have a Material Adverse Effect;

(c)          Indebtedness in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with the provisions of Section 10.9;

(d)          Indebtedness in respect of judgments or awards which (1) have been vacated, discharged or stayed within 10 days of the entry thereof or have been in force for less than the applicable appeal period so long as execution is not levied thereunder (or in respect of which (A) Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and (B) a stay of execution shall have been obtained pending such appeal or review), and (2) (A) are not, in the aggregate, in an amount in excess of $100,000 (and individually in excess of $50,000) of any available insurance coverage, as determined by Bank in its discretion exercised in good faith, in effect to satisfy such judgments or award for which the insurer has admitted in writing its liability for the full amount thereof and (B) do not have a Material Adverse Effect (regardless of monetary amount or insurance coverage);

(e)          Indebtedness under capitalized leases or purchase money financing if (1) such Indebtedness is not secured by any of the Loan Collateral other than the property so acquired and any identifiable proceeds, (2) any Liens relating to such Indebtedness do not extend to or cover any property of Borrower other than the property so acquired and any identifiable proceeds therefrom, (3) the principal amount of such capitalized lease or purchase money Indebtedness will not, at the time of the incurrence thereof, exceed the value of the property so acquired; and (4) the total amount of such Indebtedness during any period does not exceed $300,000 in any fiscal year; and

(f)          Indebtedness representing reimbursement obligations and other liabilities of Borrower with respect to surety bonds (whether payment, performance or otherwise), letters of credit, banker’s acceptances, drafts or similar documents or instruments issued for Borrower’s account in the ordinary course of Borrower’s business;

provided, that no Indebtedness otherwise permitted under this Section 10.10 to be incurred shall be permitted to be incurred if, after giving effect to the incurrence thereof, any Event of Default shall have occurred and be continuing.

(ii)         Borrower will not guaranty or enter into any agreements of guaranty or indemnity of the obligations of any Person (except those guaranties which are in favor of Bank and by indorsement of negotiable instruments payable at sight for deposit or collection or similar banking transactions in the usual course of Borrower’s business.

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10.11         Restrictions; Labor Disputes. Borrower will not become a party or subject to any charge, corporate restriction, judgment, decree or order or any labor dispute or enter into any contract, agreement or arrangement which, in any case, could reasonably be expected to have a Material Adverse Effect.

10.12         Pension Plans. Borrower will not, and will not allow any Controlled Group member to, permit any Reportable Event or “prohibited transaction” (as defined by ERISA) for which no statutory or class exemption exists under Sections 407 or 408 of ERISA or Sections 4975(c)(2) or 4975(d) of the Internal Revenue Code to occur or to continue as to any Pension Plan of Borrower or any Controlled Group member, which poses a threat of (i) termination of such Pension Plans (or trusts related thereto), which termination could have a Material Adverse Effect or (ii) the imposition of taxes or penalties against such Pension Plans (or trusts related thereto), Borrower, or any Controlled Group member, the imposition or payment of which could have a Material Adverse Effect. With respect to each Pension Plan that is intended to meet the requirements of qualified pension benefit plans under Sections 401(a) and 501(a) of the Internal Revenue Code, Borrower and the applicable Controlled Group members shall continue to maintain the qualified status of such Pension Plans, and all contributions to Pension Plans which Borrower or any member of the Controlled Group is obligated to make shall be timely made when due, unless the failure to do so would not have a Material Adverse Effect. Borrower may not, and Borrower will not permit any Controlled Group member to, incur any liability to the Pension Benefit Guaranty Corporation, the incurrence of which could reasonably be expected to have a Material Adverse Effect.

10.13         Solvency. Borrower will continue to be, and will cause its Affiliates (other than Borrower’s officers, stockholders or directors) to continue to be, Solvent.

10.14         Property Insurance. Borrower will insure all of its real and personal property, including the Loan Collateral, against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other extended coverage hazards as Bank shall specify in amounts and under policies by insurers reasonably acceptable to Bank. The policies or a certificate thereof signed by the insurer evidencing that such insurance coverage is in effect for periods of not less than one year (as measured from the date of renewal) shall be delivered to Bank within five Business Days after the issuance of the policies to Borrower and after each renewal thereof. All premiums thereon shall be paid by Borrower when due so as to keep such insurance in full force and effect at all times. Each such policy shall name Bank (and no other party) as loss payee and, as appropriate, mortgagee under a New York standard mortgagee clause or other similar clause acceptable to Bank and shall provide that such policy may not be amended or canceled without 30 days prior written notice to Bank. If Borrower fails to do so, Bank may (but shall not be required to) procure such insurance and charge the cost to Borrower’s loan account as part of the Obligations payable on demand and secured by the Loan Collateral.

10.15         Liability Insurance. Borrower will, at all times, maintain in full force and effect such liability insurance with respect to its activities and business interruption, product liability and other insurance as may be reasonably required by Bank, such insurance to be provided by insurer(s) reasonably acceptable to Bank. Such insurance shall name Bank as an additional insured containing a severability of interest/cross-liability endorsement acceptable to Bank.

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10.16         Mergers; Acquisitions. Other than pursuant to the Merger in accordance with the Merger Documents, Borrower will not merge or consolidate or be merged or consolidated with or into any other Person, or otherwise reorganize, liquidate or wind-up or dissolve itself. Other than the Permitted Joint Ventures, Borrower will not (i) purchase or otherwise acquire (a) all or substantially all of the assets of any Person or the assets comprising any line of business or business unit or division or (b) any partnership, joint venture or limited liability company interest in or with any Person or (ii) purchase the securities of, create, invest in, or form any Person (including a Subsidiary). Borrower will not seek, agree to or permit, directly or indirectly, the amendment, waiver or other change to any material term of or applicable to any of the Merger Documents.

10.17         Investments. Borrower will not, and will not permit any Subsidiary to, invest in any Person, whether payment therefor is made in cash or Capital Stock of Borrower or any Subsidiary, and whether such investment is by acquisition of Capital Stock or Indebtedness, or by loan, advance, transfer of property out of the ordinary course of Borrower’s business, capital contribution, equity or other profit sharing interest, extension of credit on terms other than those normal in the ordinary course of Borrower’s business or otherwise, or deposit with a financial institution except the following and after compliance with the applicable terms of the Security Agreement (a “Permitted Investment”): (i) any evidence of indebtedness issued or directly and fully guaranteed or insured by the United States of or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) in each case maturing not more than three months from the date of acquisition thereof; (ii) certificates of deposit or acceptances of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000 in each case maturing not more than three months from the date of acquisition thereof; (iii) commercial paper issued by a corporation that is not an Affiliate of Borrower and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-1 by Standard & Poor’s Rating Services or at least P-1 by Moody’s Investors Services in each case maturing not more than three months from the date of acquisition thereof, and (iv) the Permitted Joint Venture Investments; provided that no Permitted Investments under clauses (i), (ii), or (iii) of this Section 10.17 otherwise permitted under this Section 10.17 may be made if (a) any Event of Default has occurred and is continuing or is created thereby or (b), after making the Permitted Investment, any Revolving Loans are then outstanding.

10.18         Distributions; Loans; Fees. Borrower will not (i) declare or pay cash or stock distributions (including any return of capital) or dividends upon any of Borrower’s Capital Stock (including any Preferred Stock), (ii) make any distributions of Borrower’s assets, (iii) incur, permit, or make any loans, advances or extensions of credit to any Person, including any of Borrower’s Affiliates, officers, employees, or directors, or (iv) pay any consulting, management or directors’ fees to or for the account of any stockholder, director, officer, or other Affiliate of Borrower, except that:

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(a)          Borrower may make advances to its officers and employees with respect to expenses incurred by those officers and employees which (1) expenses are (A) ordinary and necessary business expenses and (B) reimbursable by Borrower and (2) do not exceed in the aggregate, $25,000, outstanding at any one time;

(b)          Borrower may pay the Merger Consideration;

(c)          dividends may accrue on the Preferred Shares pursuant to the terms of Borrower’s Articles of Incorporation as in effect on the date of this Agreement so long as no cash payments with respect to such dividends are made; and

(d)          Borrower may make Permitted Intercompany Advances and Permitted Joint Venture Advances.

10.19         Redemption of Stock. Borrower will not voluntarily or pursuant to any contractual or other obligations, redeem, retire, purchase, repurchase or otherwise acquire, directly or indirectly, or exercise any call rights relating to, any of Borrower’s Capital Stock or any other securities now or hereafter issued by Borrower (including any warrants or options for any Capital Stock of Borrower).

10.20         Stock Rights. Borrower will not (i) change the rights or obligations associated with, or the terms of, any class of Capital Stock now issued by Borrower, (ii) issue any new class of Capital Stock of Borrower or (iii) make any material amendments to its Articles or Incorporation or the Shareholders Agreement.

10.21         Capital Structure; Fiscal Year. Borrower will not make any change in (i) Borrower’s capital structure or (ii) any of Borrower’s business objectives, purposes and operations which might in any way have a Material Adverse Effect. Borrower will not change Borrower’s fiscal year.

10.22          Affiliate Transactions. Borrower will not enter into, or be a party to, any transaction with any of Borrower’s Affiliates, except that Borrower may (i) enter into the Merger Agreement, the Shareholders Agreement, the Stock Restriction Agreements, each Employment Agreement, each Non-Competition Agreement and the Warrants, and (ii) (a) enter into transactions in the ordinary course of Borrower’s business pursuant to the reasonable requirements of Borrower’s business and (b) upon fair and reasonable terms which are fully disclosed to Bank and are no less favorable to Borrower than Borrower could obtain in a comparable arm’s length transaction with a Person who is not Borrower’s Affiliate; however, other than Permitted Intercompany Advances and Permitted Joint Venture Advances, Borrower may not (1) extend credit to, or have amounts owing from, its Affiliates or (2) pay in whole or in part any Indebtedness of Borrower to any Affiliate.

10.23         Operating Account. At all times until the Obligations are fully paid and satisfied, Borrower will maintain its primary operating account with Bank.

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10.24         Sale of Assets. Borrower will not sell, lease or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or otherwise (including by a sale-leaseback transaction), any of its assets, including the Loan Collateral except: (i) the sale of Inventory in the ordinary course of Borrower’s business; however, a sale in the ordinary course of Borrower’s business will not include a transfer in total or partial satisfaction of Indebtedness, and (ii) the sale of any item of Equipment for cash in an arm’s-length transaction having a fair market value of less than $25,000 provided that in any 12 month period the total amount of Equipment sold by Borrower may not exceed an aggregate fair market value equal to $50,000. All of the proceeds from any disposition of any Equipment will be delivered to Bank to be applied by Bank to the permanent repayment of the Obligations in any order that Bank may elect in its discretion exercised in good faith.

10.25         Intervention by Governmental Authority. Borrower will not permit to occur any seizure by, or the vesting of or intervention by or under the jurisdiction of, any Governmental Authority by which Borrower’s management is displaced or its authority in the conduct of its business is materially curtailed.

10.26         Levy Against Loan Collateral. Borrower will not permit (i) any attachment or distraint of any of the Loan Collateral to occur or (ii) any of the Loan Collateral to become subject, at any time, to any mandatory court order or other legal process.

10.27         Judgments. Borrower will not permit any judgment or award to be rendered against it (i) (a) in excess of $50,000 (or any number of judgments or awards in excess of $100,000 in the aggregate) of any available insurance coverage, as determined by Bank in its discretion exercised in good faith, in effect to satisfy such judgments or award for which the insurer has admitted in writing its liability for the full amount thereof or (b) which has a Material Adverse Effect (regardless of monetary amount or insurance coverage), and (ii) which have not been vacated, discharged or stayed within 10 days of the entry thereof.

10.28         Financial Covenants. Borrower will observe, perform and comply with all of the financial covenants contained in Exhibit F (the “Financial Covenants”).

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10.29         Government Contracts. In addition to the other provisions in this Agreement with respect to Applicable Agreements generally and Government Contracts specifically, with respect to each Government Contract, Borrower shall (i) deliver to Bank a true and correct copy thereof, (ii) promptly notify Bank of any material amendments thereof, (iii) cause moneys due or to become due to be assignable, (iv) comply with each agency specific guidance, rules and regulations that supplement the Federal Acquisition Regulations in respect to assignment of claims, including (a) with respect to the contracts with the Department of Defense: (1) identifying Bank by name and complete address and (2) acknowledging the validity of the assignment and the right of the named assignee to receive payment in the amount invoiced and vouchered on each invoice or voucher submitted for payment on an assigned Government Contract; (b) with respect to cost-reimbursement contracts with the Environmental Protection Agency, submitting EPA Form 1900-5 (Contractor’s Assignment of Refunds, Rebates and Credits) and EPA Form 1900-6 (Contractor's Release), as each is required in accordance with 48 C.F.R. 1532.805-70 prior to final payment on an assigned Government Contract; and (c) with respect to contracts with the General Services Administration, (1) promptly notifying Bank of any delivery orders or task orders arising pursuant to such Government Contract and delivering to Bank a true and correct copy thereof and (2) using Borrower’s best efforts to include, in its response to any request for proposals received from a Governmental Authority on such Government Contract, notice of Borrower’s intent to assign such delivery order or task order, if awarded, to Bank. With respect to each Government Contract with the United States in existence as of the Closing Date (other than the Specific Contracts, Borrower will do all that is necessary, and use commercially reasonable efforts to cause the United States to do all that is necessary, to comply with the Federal Assignment of Claims Act and cause the assignment to Bank of Borrower’s interests in the Receivables arising from each such Government Contract to be completed on or before December 31, 2006. With respect to the Specific Contracts and each Government Contract arising, or renewed, after the Closing Date, Borrower will do all that is necessary, and use commercially reasonable efforts to cause the applicable Governmental Authority to do all that is necessary, to comply with the Federal Assignment of Claims Act and State Assignment of Claims Laws, as applicable, and cause the assignment to Bank of Borrower’s interests in the Receivables arising from each such Government Contract to be completed on or before the date that is 45 days from the date such Government Contract was entered into or renewed. With respect to each Government Contract with the United States entered into, or renewed, after the Closing Date, to the extent that such Government Contract does not contain FAR 52.232-23 (Alternate 1), which expressly provides for no set-off against assigned payments, Borrower shall formally request inclusion of such provision in each such Government Contract and use its commercially reasonable efforts to cause each such Government Contract to contain FAR 52.232-23 (Alternate 1).

11.         EFFECTIVE DATE; TERMINATION.

11.1         Effective Date and Termination Date. This Agreement, after it is executed by Borrower, shall be effective upon the date upon which it is signed by Bank. Unless this Agreement is terminated earlier under Sections 11.3 or 11.4 or renewed as provided in Section 11.2, this Agreement shall terminate on October 31, 2011.

11.2         Renewal by Bank. Unless Borrower has delivered to Bank a Termination Notice (as defined in Section 11.3), this Agreement may be extended by Bank, in its sole discretion, beyond October 31, 2011 for successive one year periods by giving Borrower written notice of its election to so extend this Agreement not less than 30 days before October 31, 2011. If Borrower has not received the notice from Bank as set forth in the immediately preceding sentence, this Agreement shall terminate on October 31, 2011 or, if this Agreement has been previously extended, on October 31 of the applicable calendar year.

11.3         Voluntary Termination by Borrower. Borrower may terminate this Agreement (i) by giving Bank written notice (“Termination Notice”) of the date on which this Agreement is to terminate (“Voluntary Termination Date”) at least 90 days before the Voluntary Termination Date, and (ii) by paying on any such Voluntary Termination Date (a) all of the Obligations, (b) any amount due under Section 3.1(i)(d), and (c) as compensation to Bank for loss of bargain with respect to the credit advanced hereunder, and not as a penalty, a termination fee in amounts as set forth below:

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Voluntary Termination Date	Termination Fee

On or before October 31, 2007	$600,000.00;

After October 31, 2007 but on or before
October 31, 2008	$400,000.00;

After October 31, 2008 but on or before
October 31, 2009	$200,000.00;

provided, however, that no termination fee shall be due: (1) if the Voluntary Termination Date is (A) on October 31, 2009 and (B) a Termination Notice is received by Bank at least 90 days before October 31, 2009, (2) if the termination is made in accordance with, and subject to the conditions imposed by, Section 3.2 or (iii) after October 31, 2009.

11.4         Acceleration Upon Termination. Upon the effective date of termination under Section 11.1, 11.2, 11.3, or Section 13.1 (the “Facility Termination Date”), (i) all Loans and all other Obligations will automatically and immediately become due and payable, and (ii) Bank’s obligations under this Agreement and the other Loan Documents arising on and after that effective date of termination will automatically terminate immediately, without notice or demand, which Borrower hereby expressly waives.

11.5         Borrower Remains Liable. Notwithstanding any termination of this Agreement, until all of the Obligations have been fully performed, paid and satisfied, Borrower shall remain liable for the full and prompt performance and payment of the Obligations and the indemnification set forth in Sections 15.8 and 15.10, and Bank shall retain all of its rights and privileges under the Loan Documents, including the retention of its Liens on and interest in and to all of the Loan Collateral until all of the Obligations have been fully performed, paid and satisfied.

12.         EVENTS OF DEFAULT.

12.1         Events of Default. (i) Each of the following events, whether or not caused by or within the control of Borrower, will constitute an “Event of Default” under this Agreement:

(a)          Borrower does not pay, when due, any of the Obligations owing from Borrower to Bank, including any amounts required to be paid to Bank under Section 2.5;

(b)          (1) Borrower does not observe, perform, or comply with any of the Financial Covenants, (2) any of the Loan Documents cease, for any reason, to be in full force and effect, or Borrower or any other Person which is a party to any of the Loan Documents so asserts in writing, (3) any of the Liens created by any of the Loan Documents ceases to be enforceable in accordance with its terms, or (4) any Loan Document ceases to be effective to grant perfected Liens on the collateral described therein with the priority purported or warranted to be created thereby;

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(c)          Borrower does not observe, perform, or comply with any term or provision of this Agreement or of any of the other Loan Documents (exclusive of those defaults covered by the other clauses of this Section 12.1(i));

(d)          Borrower fails to make any payment due to any Affiliate of Bank, materially breaches any agreement between Borrower and any Affiliate of Bank, or makes any material misrepresentation to any Affiliate of Bank;

(e)          Any representation, warranty or statement made by, or on behalf of Borrower, (1) in this Agreement, in connection with this Agreement, in connection with any transaction relating to this Agreement or in any of the other Loan Documents was false in any material respect, in the good faith judgment of Bank, when made or furnished or when treated as being made or furnished or (2) to induce Bank to make any Loan was false in any material respect, in the good faith judgment of Bank, when made or furnished or when treated as being made or furnished;

(f)          Borrower: (1) is, as of any date, not Solvent, (2) becomes generally unable to pay its debts as they become due, (3) makes a general assignment for the benefit of creditors, or (4) calls a meeting of creditors for the composition of debts; or the Board of Directors of Borrower (or any committee thereof) adopts a resolution authorizing or has otherwise authorized the actions described in subitems (3) or (4) of this clause (f);

(g)          (1) There is filed by Borrower any case, petition, proceeding or other action (“Bankruptcy Case”) under any existing or future bankruptcy, insolvency, reorganization, liquidation or arrangement or readjustment of debt law or any similar existing or future law of any applicable jurisdiction (“Insolvency Law”), (2) an involuntary Bankruptcy Case (“Involuntary Proceeding”) is commenced against Borrower under any Insolvency Law and the Involuntary Proceeding is not controverted within 10 days, or is not dismissed within 30 days, after the commencement of the Bankruptcy Case, or (3) a custodian, receiver, trustee, sequestrator, or agent is appointed or authorized to take charge of any of Borrower’s properties;

(h)          (1) Bank, in the exercise of its judgment exercised in good faith, determines that there has occurred any material and adverse change in the business operations or condition, financial or otherwise, of Borrower or in Borrower’s ability to perform any of its payment or other Obligations under this Agreement or any of the other Loan Documents or (2) Bank, in its judgment exercised in good faith, determines that there has occurred any material and adverse change in the aggregate value of, or Bank’s rights or interests in, the Loan Collateral with the result that Bank’s security for the Obligations is materially diminished;

(i)          There is enacted any legislation (federal, state or local) which allows any Person to obtain a Lien on any part of the Loan Collateral which is superior to the Liens and interests of Bank on and in Loan Collateral having a value in excess of $100,000;

(j)          There occurs an uninsured casualty loss with respect to any of the Loan Collateral having an aggregate fair market value of greater than $100,000;

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(k)          (1) Any default occurs under the terms applicable to any Indebtedness of Borrower in an aggregate amount exceeding $250,000 which represents any borrowing or financing from, by or with any Person or (2) there occurs a material breach by Borrower under any Applicable Agreement (other than the ones described in subitem (1) of this clause (k) or in clause (r) of this Section 12.1(i)), the result of which breach is the suspension of the other parties’ performance thereunder, the delivery of a notice of acceleration, or the termination of such Applicable Agreement;

(l)          A contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA;

(m)          There is instituted against Borrower any criminal proceeding for which forfeiture of any asset is a potential penalty, or Borrower is enjoined, restrained or in any way prevented by order of any Governmental Authority from conducting any material part of its business affairs and such order is not completely stayed, to the satisfaction of Bank, or dissolved within one Business Day from the effective date of such order;

(n)          Borrower shall voluntarily dissolve or cease to exist, or any final and nonappealable order or judgment shall be entered against Borrower decreeing its involuntary dissolution;

(o)          There occurs a Change of Control;

(p)          The audit report required pursuant to Section 8.7 is not an unqualified audit report;

(q)          Borrower or any of its Subsidiaries discovers, identifies, is given notice by any Person, or otherwise has knowledge of (1) the existence of any Environmental Liability or (2) any one or more Releases of Hazardous Substances on, about or affecting a Borrower’s Facility or Borrower’s business operations, which, by itself or in the aggregate, will or could reasonably be estimated to subject Borrower to indebtedness, liability, or obligations in excess of $50,000 during the term of this Agreement; or

(r)          There is a default or an event of default under any of the Merger Documents by any Person which has a Material Adverse Effect;

(ii)         Each Event of Default will be deemed continuing until it is waived in writing by, or cured to the written satisfaction of, Bank.

12.2         Effect of Default. All of Bank’s rights under the Loan Documents during the continuance of an Event of Default, including the interest rate described in Section 3.1, applicable during the continuance of an Event of Default, will, at Bank’s option, be applicable until any such event is cured to the written satisfaction of Bank.

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13.         BANK’S RIGHTS AND REMEDIES.

13.1         Acceleration. Upon the occurrence of any Event of Default, in addition to all other rights and remedies provided in the Loan Documents or available at law or in equity, Bank, without further notice or demand and as provided in clause (i) of this Section 13.1, (i) may declare the Loans and all other Obligations to be immediately due and payable (except that with respect to any Event of Default under Section 12.1(i)(f) or (g) (exclusive of an Involuntary Proceeding), such acceleration of the Loans shall be automatic), (ii) to the extent that the maximum amount of the Loans has not yet been used or fully drawn on by Borrower, may terminate the undrawn amount thereof, (iii) may terminate this Agreement, and (iv) will have all rights to realize upon, and exercise its rights with respect to, the Loan Collateral pursuant to this Agreement and the other Loan Documents, and as otherwise provided by applicable law. Bank’s rights and remedies under this Agreement shall be cumulative and not exclusive of any other right or remedy which Bank have.

13.2         Fees and Expenses. Borrower shall pay to Bank, immediately and as part of the Obligations, all reasonable costs and expenses, including court costs, Attorneys’ Fees and costs of sale, incurred by Bank in exercising any of its rights or remedies under the Loan Documents.

13.3         Actions in Respect of Letters of Credit. If any Event of Default shall have occurred and be continuing, Bank may, whether in addition to taking any of the actions described in Section 13.1 or otherwise, if any Letters of Credit shall have been issued, make demand upon Borrower to, and forthwith upon such demand Borrower will, pay to Bank in same day funds at Bank’s office designated in such demand, for deposit in a special non-interest bearing cash collateral account (the “Letter of Credit Collateral Account”) to be maintained at such office of Bank, an amount equal to the Letter of Credit Exposure from time to time in existence. The Letter of Credit Collateral Account shall be in the name of Bank (as a cash collateral account), and under the sole dominion and control of Bank exercised in good faith (with sole right of withdrawal) and subject to the terms of this Agreement and the other Loan Documents. On each drawing under a Letter of Credit, Bank shall seek reimbursement from any amounts then on deposit in the Letter of Credit Collateral Account; however, if (i) no amounts are then on deposit in the Letter of Credit Collateral Account, (ii) the amount then on deposit in the Letter of Credit Collateral Account is insufficient to pay the amount of such drawing, or (iii) Bank is legally prevented or restrained from immediately applying amounts on deposit in the Letter of Credit Collateral Account, then the amount of each unreimbursed drawing under such Letter of Credit and payment required to be made under this Section 13.3 shall automatically be converted into a Loan made on the date of such drawing for all purposes of this Agreement. To the extent that Bank applies amounts on deposit in the Letter of Credit Collateral Account as provided in this Section 13.3, and, thereafter, such application (or any portion thereof) is rescinded or any amount so applied must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, then the amount so rescinded or returned shall automatically be converted into a Loan made on the date of such drawing for all purposes of this Agreement.

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14.         PARTICIPATIONS.

14.1         Participation. Bank, in the ordinary course of its commercial banking business and in accordance with applicable law, may at any time sell to one or more banks or other entities (“Participants”) participating interests in the Loans, the Loan Collateral or other security provided to Bank, or any other interests of Bank under this Agreement or the other Loan Documents.

14.2         Participant Consents. Borrower acknowledges that Participants have or will have certain rights under their respective participation agreements with Bank that may, subject to the terms of the participation agreements, require Bank to obtain the consent (collectively, “Participant Consents”) of some or all of the Participants before Bank takes or refrains from taking certain actions (other than as expressly required by the Loan Documents) or grants certain waivers, consents or approvals in respect of the Loans, the Loan Documents or the Loan Collateral. None of the Participants, however, will have Participant Consent rights which are greater than those rights and remedies Bank has under the Loan Documents. In addition, from time to time, Bank may request instructions from the Participants in respect of the actions, waivers, consents or approvals which by the terms of any of the Loan Documents Bank is permitted or required to take or to grant or to not take or grant (“Participant Instructions”). If the Participant Consents are, pursuant to the terms of the respective participation agreements, required or Participant Instructions are requested, Bank will (i) be absolutely empowered to take or refrain from taking any action (other than as expressly required by the Loan Documents) or withhold any waiver, consent or approval and (ii) not be under any liability whatsoever to any Person, including Borrower and any Participant, from taking or refraining from taking any action or withholding any waiver, consent or approval under any of the Loan Documents until it has received the requisite Participant Consents or, as applicable, the Participant Instructions.

14.3         Information. Borrower authorizes Bank to disclose to any Participant or prospective Participant or any assignee or prospective assignee of Bank’s rights under the Loan Documents any and all financial information in Bank’s possession concerning Borrower which has been delivered to Bank by Borrower pursuant to the Loan Documents or in connection with Bank’s credit evaluation of Borrower or which has been obtained independently by Bank in its credit evaluation or audit of Borrower.

14.4         Law Requirements. Nothing in the Loan Documents will prohibit Bank from pledging or assigning its interests in the Loans to any Federal Reserve Bank in accordance with applicable law.

15.         GENERAL.

15.1         Severability. If any term of this Agreement is found invalid under Ohio law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining terms of this Agreement.

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15.2         Governing Law. THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CINCINNATI, OHIO. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CINCINNATI, OHIO (WITHOUT REFERENCE TO CINCINNATI, OHIO CONFLICTS OF LAW PRINCIPLES).

15.3         WAIVER OF JURISDICTION. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT, ITS VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE LOAN COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL BE INITIATED AND PROSECUTED AS TO ALL PARTIES AND THEIR SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. BANK AND BORROWER EACH CONSENTS TO AND SUBMITS TO THE EXERCISE OF JURISDICTION OVER ITS PERSON BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, AND CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AND BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 15.9 OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF CINCINNATI, OHIO. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

15.4         Survival and Continuation of Representations and Warranties. All of Borrower’s representations and warranties contained in this Agreement shall (i) survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, (ii) be deemed to be made as of each and every day of the term of this Agreement, and (iii) remain true until the Obligations are fully performed, paid and satisfied, subject to such changes as may not be prohibited hereby, do not constitute Events of Default hereunder, and have been consented to by Bank in writing.

15.5         Assignment; Bank Affiliates. Bank shall have the right to assign this Agreement and the other Loan Documents. Borrower may not assign, transfer or otherwise dispose of any of its rights or obligations hereunder, by operation of law or otherwise, and any such assignment, transfer or other disposition without Bank’s written consent shall be void. All of the rights, privileges, remedies and options given to Bank under the Loan Documents shall inure to the benefit of Bank’s successors and assigns, and all the terms, conditions, covenants, provisions and warranties herein shall inure to the benefit of and bind the permitted successors and assigns of Borrower and Bank, respectively. Bank may from time to time provide any information Bank may have about Borrower or about any matter relating to this Agreement or the other Loan Documents to U.S. Bancorp or any of its Affiliates or their successors.

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15.6         Bank’s Additional Rights Regarding Loan Collateral. In addition to its other rights and remedies under the Loan Documents, Bank may, in its discretion exercised in good faith, following the occurrence of any Event of Default: (i) exchange, enforce, waive or release any Loan Collateral or portion thereof, (ii) apply the proceeds of the Loan Collateral against the Obligations and direct the order or manner of the liquidation thereof (including any sale or other disposition) as Bank may, from time to time, in each instance determine, and (iii) settle, compromise, collect or otherwise liquidate any such security in any manner without affecting or impairing its right to take any other further action with respect to any security or any part thereof.

15.7         Application of Payments; Revival of Obligations. Bank shall have the continuing right to apply or reverse and reapply any payments to any portion of the Obligations. To the extent Borrower makes a payment or payments to Bank or Bank receives any payment or proceeds of the Loan Collateral or any other security for Borrower’s benefit, which payment(s) or proceeds or any part thereof are subsequently voided, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payment or proceeds had not been received by Bank.

15.8         Fees and Expenses. (i) Borrower shall reimburse Bank for all reasonable costs, fees, expenses and obligations incurred by Bank or for which Bank becomes obligated (“Expenses”) in connection with, arising out of, or related to:

(a)          the entering into, negotiation, preparation, closing, administration, and enforcement of this Agreement or any of the other Loan Documents and any of Bank’s rights hereunder and thereunder;

(b)          any Loans or advances made by Bank hereunder;

(c)          the Merger and any transaction contemplated by this Agreement or the other Loan Documents;

(d)          any inspection, audit, appraisal, or verification of the Loan Collateral or Borrower (Bank currently charges, in addition to any field examination fee that may be provided pursuant to the terms of this Agreement, $850 per diem based on an 8 hour day plus out-of-pocket expenses) per auditor or field examiner for the services of its auditors and field examiners and a potentially greater amount if the auditor is not a Bank employee;

(e)          any liability under Section 3505 of the Internal Revenue Code and all other local, state and federal statutes of similar import; and

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(f)          with respect to any or all of (1) administrating the Loans during the continuance of any Event of Default, (2) enforcing any Obligation or in foreclosing against any of the Loan Collateral or exercising or enforcing any other right or remedy available by reason of any Event of Default, (3) any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or in any insolvency or bankruptcy proceeding, (4) commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to Borrower and related to or arising out of the transactions contemplated hereby or by any of the Loan Documents, (5) taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise), (6) protecting, preserving, collecting, leasing, selling, taking possession of, or liquidating any of the Loan Collateral, or (7) attempting to enforce or enforcing any Lien on or security interest in any of the Loan Collateral or any other rights under the Loan Documents.

(ii)         The Expenses (a) will include Attorneys’ Fees and fees of other professionals, all lien search and title search fees, all filing and recording fees and all travel expenses and (b) are part of the Obligations, payable upon Bank’s demand, and will be secured by the Loan Collateral.

(iii)        The Obligations described under this Section 15.8 shall survive any termination of this Agreement.

15.9         Notices; Electronic Mail .

15.9.1           Notices. Any notice required, permitted or contemplated hereunder shall be in writing (except as expressly provided in this Agreement or any of the other Loan Documents) and addressed to the party to be notified at the address set forth below or at such other address as each party may designate for itself from time to time by notice hereunder, and shall be deemed validly given (i) three days following deposit in the U.S. certified mails (return receipt requested), with proper postage prepaid, or (ii) the next Business Day after such notice was delivered to a regularly scheduled overnight delivery carrier with delivery fees either prepaid or an arrangement satisfactory with such carrier, made for the payment thereof, or (iii) upon receipt of notice given by telecopy (fax), mailgram, telegram, telex or personal delivery:

To Bank:	U.S. Bank National Association
Location CN-OH-W14S
425 Walnut Street
Cincinnati, Ohio 45202
Attn: Mr. Joseph J. Scaglione, Vice President
Fax: (513) 632-2040

To Borrower:	Environmental Quality Management, Inc.
1800 Carillon Blvd.
Cincinnati, Ohio 45240
Attention: Jack S. Greber or J. Kevin Fox
Telecopy No.: (513) 825-7495

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15.9.2           Electronic Communication. Bank may, in its discretion, elect, from time to time, to receive certain information, including reports, otherwise required by the terms of this Agreement or the other Loan Documents (“Reports”) from Borrower via electronic mail transmission (“e-mail”). Bank will designate from time to time its e-mail address to Borrower (the “Bank E-mail Address”). All e-mail transmissions of Reports from Borrower shall contain the information as specified in this Agreement, shall be formatted or displayed in a manner and order substantially similar to that shown in this Agreement or otherwise required by Bank and shall conform to the specifications described in this Agreement. Borrower will be solely responsible for the confidentiality of the contents of e-mail transmissions during transmission to the Bank E-mail Address. Borrower will be responsible for the accuracy of all information provided to Bank via e-mail transmission to the Bank E-mail Address, and any information so received by Bank will be deemed to have been submitted by and received from Borrower. In the event of a failure of the transmission of the Reports, it is the responsibility of Borrower to transmit the contents of any pending transmission to Bank using an alternative method which is timely and in accordance with this Agreement. Borrower agrees that, by sending Bank the Reports via e-mail transmission, Borrower is certifying the truthfulness and accuracy in all material respects of the Reports submitted each and every time Borrower sends Bank the Reports. Borrower further agrees that, on each occasion when Borrower sends Bank e-mail transmissions containing Reports, Borrower is warranting and representing to Bank the truthfulness and accuracy in all material respects of the representations and warranties relevant to that Report set forth in the relevant Loan Document. Borrower consents to and represents that it is Borrower’s intent that by Borrower’s insertion of Borrower’s name in the subject line of the transmitting e-mail, or on the Reports (including the header and/or the certification line), Borrower intends such to constitute a legally binding and enforceable signature of Borrower, and in all aspects the legal equivalent of Borrower’s handwritten signature.

15.10      Indemnification. In consideration of the execution and delivery of this Agreement by Bank and the making of any Loan hereunder, Borrower hereby indemnifies, exonerates and holds Bank and each of its officers, directors, employees, Affiliates, and agents (collectively the “Indemnified Parties” and, individually, as “Indemnified Party”) free and harmless from and against any and all actions, causes of action, suits, demands, investigations, obligations, judgments, losses, costs, liabilities, damages, and expenses (irrespective of whether such Indemnified Party is a party to the action for which indemnification hereunder is sought), including Attorneys’ Fees and disbursements (the “Indemnified Liabilities”), which are incurred by, accrued, asserted, made or brought against, charged to, or recoverable from the Indemnified Parties or any of them as a result of, or arising out of, or relating to, or as a direct or indirect result of:

(i)          any transaction financed or to be financed in whole or in part or directly or indirectly with the proceeds of any Loan;

(ii)         the entering into and performance of this Agreement and the other Loan Documents by any of the Indemnified Parties;

(iii)        any breach by Borrower of any term, provision, representation, warranty or covenant of this Agreement or the other Loan Documents;

(iv)        any Environmental Law, regardless of whether or not caused by, or within the control of, Borrower;

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(v)         any Remittance deposited in the Special Account which is dishonored or returned unpaid for any reason; or

(vi)        the Merger and the payment of the Merger Consideration,

except to the extent that the Indemnified Liability is caused by or results from the gross negligence or willful misconduct of the Indemnified Party, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. If and to the extent that the foregoing undertaking may be unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law, except to the extent that such Indemnified Liabilities have arisen by reason of an Indemnified Party’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. The Obligations described under this Section 15.10 will survive any termination of this Agreement and shall be due and payable on demand.

15.11         Additional Waivers by Borrower. Borrower waives presentment and protest of any instrument and notice thereof, and, except as expressly provided in the Loan Documents, demand, notice of default and all other notices to which Borrower might otherwise be entitled. Borrower shall not assert any claim against Bank on any theory of liability for consequential, special, indirect or punitive damages.

15.12         Equitable Relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to Bank; therefore, Borrower agrees that Bank, if Bank so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

15.13         Entire Agreement. This Agreement and the other Loan Documents set forth the entire agreement of the parties with respect to its subject matter and supersede all previous understandings, written or oral, in respect thereof. Any request from time to time by Borrower for Bank’s consent under any provision in the Loan Documents must be in writing, and any consent to be provided by Bank under the Loan Documents from time to time must be in writing in order to be binding on Bank; however, Bank will have no obligation to provide any consent requested by Borrower, and Bank may, for any reason in its discretion exercised in good faith, elect to withhold the requested consent. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. Any documents delivered by, or on behalf of, Borrower by fax transmission (i) may be relied on by Bank as if the document were a manually signed original and (ii) will be binding on Borrower for all purposes of the Loan Documents.

15.14         Headings. Section headings in this Agreement are included for convenience of reference only and shall not relate to the interpretation or construction of this Agreement.

62

15.15         Cumulative Remedies. The remedies provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided by law. Exercise of one or more remedy(ies) by Bank does not require that all or any other remedy(ies) be exercised and does not preclude later exercise of the same remedy. If there is any conflict, ambiguity, or inconsistency, in Bank’s judgment, between the terms of this Agreement or any of the other Loan Documents, then the applicable terms and provisions, in Bank’s judgment, providing Bank with greater rights, remedies, powers, privileges, or benefits will control.

15.16         Waivers and Amendments in Writing. Failure by Bank to exercise any right, remedy or option under this Agreement or in any Loan Document or delay by Bank in exercising the same shall not operate as a waiver by Bank of its right to exercise any such right, remedy or option. No waiver by Bank shall be effective unless it is in writing and then only to the extent specifically stated. This Agreement cannot be amended, modified, changed or terminated orally.

15.17         Recourse to Directors or Officers. The obligations of Bank under this Agreement are solely the corporate obligations of Bank. No recourse shall be had for the payment of any amount owing in respect to this Agreement or for the payment of any fee hereunder or for any other obligation or claim arising out of or based upon this Agreement against any stockholder, employee, officer, or director of Bank.

15.18         WAIVER OF JURY TRIAL. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THIS AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS AGREEMENT OR THE CONDUCT OF THE RELATIONSHIP BETWEEN BANK AND BORROWER.

15.19         PATRIOT ACT NOTICE. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each party who opens an account. Bank will ask each party to a financial transaction their name, address and other information that will allow Bank to identify such party. Bank may also ask to see other documents that substantiate a party’s identity.

[Signature Page Follows]

63

IN WITNESS WHEREOF, this Agreement has been duly executed by Borrower as of October 31, 2006.

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

		By:	/s/ Jack S. Greber
Jack S. Greber, President

Accepted at Cincinnati, Ohio
as of October 31, 2006.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Joseph J. Scaglione
Joseph J. Scaglione, Vice President

SIGNATURE PAGE TO

FINANCING AGREEMENT

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

EXHIBIT A

REVOLVING LOAN ADVANCE REQUEST FORM

Time Due: 12:00 noon, Cincinnati, Ohio time

Via Fax: (513) 632-2040

U.S. Bank National Association

Location CN-OH-WI4S

425 Walnut Street

Cincinnati, Ohio 45202

Attn: Mr. Joseph J. Scaglione, Vice President

Reference is made to the Financing Agreement dated as of October 31, 2006 between U.S. Bank National Association ("Bank") and Environmental Quality Management, Inc., an Ohio corporation ("Borrower") (such Financing Agreement, as it now exists or as it may be amended, modified or restated from time to time, is referred to as the "Financing Agreement"). Capitalized terms used, but not defined, in this Revolving Loan Advance Request Form (this "Advance Request") will have the meanings given to them in the Financing Agreement.

Borrower is delivering this Advance Request to Bank pursuant to Section 2.6 of the Financing Agreement. Borrower hereby requests that:

(1) a Revolving Loan in the amount of $__________ , which Revolving Loan shall be made by transferring the amount of the Revolving Loan to the Operating Account of Borrower at U.S. Bank National Association, as contemplated by the Financing Agreement;

(2) The Revolving Loan is to be made as a [LIBOR Rate Revolving Loan/Prime Rate

Revolving Loan];

(3) LIBOR Election, if applicable: 1

(a) LIBOR Period: ______________

(b) LIBOR Amount:______________

(4) The date for the requested Revolving Loan is ______, __;

Borrower certifies to Bank that:

(i) the person signing this Advance Request is duly authorized to execute and deliver it to the Bank on behalf of Borrower;

(ii) the Revolving Loan requested by this Advance Request is made in accordance with the Financing Agreement;

(iii) the Revolving Loan requested by this Advance Request is not revocable by Borrower;

1 Prime Rate Revolving Loan if no LIBOR Election made.

(iv) the representations and warranties set forth in the Financing Agreement are true and correct as of the date hereof with the same effect as though such representations and warranties had been made again on and as of the date hereof, subject to such changes as are not prohibited thereby or do not constitute Events of Default thereunder; and

(v) no Event of Default has occurred or is continuing or will result from the requested Revolving Loan.

Dated: __________, 200_.	ENVIRONMENTAL QUALITY MANAGEMENT, INC.

By:_________________________
Name:_______________________
Title:________________________

EXHIBIT B

(Revolving Loan Note)

$20,000,000.00	Cincinnati, Ohio

October 31, 2006

For value received, the undersigned, ENVIRONMENTAL QUALITY MANAGEMENT, INC., an Ohio corporation ("Borrower"), hereby promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION, a national banking association ("Bank"), on or before the Facility Termination Date under the Financing Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Financing Agreement") by and between Borrower and Bank, in lawful money of the United States of America and in immediately available funds, the principal sum of TWENTY MILLION AND 00/100 DOLLARS ($20,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by Bank to Borrower pursuant to the terms of the Financing Agreement, together with interest from the date hereof until this Revolving Loan Note (this "Note") is fully paid on the principal amount hereunder remaining unpaid from time to time, computed in the manner, and at the rates from time to time in effect, under the Financing Agreement. The principal hereof and interest accruing thereon shall be due and payable as provided in the Financing Agreement.

This Note is the Revolving Loan Note referred to in the Financing Agreement and is entitled to the benefits and security, and is subject to the terms and conditions, of the Financing Agreement, including, without limitation, acceleration upon the terms provided therein and in the other Loan Documents. All capitalized terms used herein which are defined in the Financing Agreement and not otherwise defined herein shall have the meanings given in the Financing Agreement.

This Note is subject to voluntary and mandatory prepayment, in full or in part, in accordance with, and subject to the terms of, the Financing Agreement.

Upon the occurrence of an Event of Default, and after the lapse of any applicable period of cure, the outstanding principal balance hereunder, together with any accrued but unpaid interest and together with all of the other Obligations, may be accelerated and become immediately due and payable at the option of Bank and without demand or notice of any kind (which are hereby expressly waived by Borrower).

Borrower hereby agrees to pay all costs of collection, including Attorneys' Fees, if this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are hereby expressly waived by Borrower.

THIS NOTE HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT CINCINNATI, OHIO. THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF OHIO (WITHOUT REFERENCE TO OHIO CONFLICTS OF LAW PRINCIPLES).

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THE FINANCING AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK AGREE THAT ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE, ITS VALIDITY OR PERFORMANCE, AND WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO EXERCISE ALL RIGHTS AS TO THE LOAN COLLATERAL AND TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO REPAYMENT OF THE OBLIGATIONS, SHALL, AT THE SOLE OPTION OF BANK, BE INITIATED AND PROSECUTED AS TO BORROWER AND BANK AND THEIR SUCCESSORS AND ASSIGNS AT CINCINNATI, OHIO. BANK AND BORROWER EACH CONSENT TO AND SUBMIT TO THE EXERCISE OF JURISDICTION OVER THEIR RESPECTIVE PERSONS BY ANY COURT SITUATED AT CINCINNATI, OHIO HAVING JURISDICTION OVER THE SUBJECT MATTER, AND EACH CONSENTS THAT ALL SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL DIRECTED TO BORROWER AND BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 15.9 OF THE FINANCING AGREEMENT OR AS OTHERWISE PROVIDED UNDER THE LAWS OF THE STATE OF OHIO. BORROWER WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER, AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

AS A SPECIFICALLY BARGAINED INDUCEMENT FOR BANK TO ENTER INTO THE FINANCING AGREEMENT AND EXTEND CREDIT TO BORROWER, BORROWER AND BANK EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING IN RESPECT OF OR ARISING OUT OF THIS NOTE OR THE CONDUCT OF THE RELATIONSHIP BETWEEN BANK AND BORROWER.

[Signature Page Follows]

In Witness Whereof, Borrower has caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

ENVIRONMENTAL QUALITY
MANAGEMENT, INC.

By:	__________________________
Jack S. Greber, President

SIGNATURE PAGE TO

REVOLVING LOAN NOTE

EXHIBIT C:
BORROWING BASE CERTIFICATE

To:	U.S. Bank National Association	Certificate No.
From:	Environmental Quality Management, Inc. ("Borrower")	Certificate Date:	__/__/__
		Activity From:	__/__/__
		To:	__/__/__

		Borrower
		A/R	UNBILLED REVENUE
1	Balance from Previous Certificate #___ as of __/__/__	0.00	0.00
2	Add: Gross Invoices since last Certificate	0.00
3	Less: Credit Memos since last certificate	0.00
4	Total Cash Collections since last Certificate	0.00
5	- Non A/R Collections sicne last certificate	0.00
6	+ Discounts & Allow. Since last Certificate	0.00
7	= Total Gross Payments Posted to A/R (4-5+6)
8	+ Misc. Debit Adjustments	0.00
9	- Misc. Credit Adjustments	0.00
10	A/R BALANCE THIS CERTICATE (1+2-3-7+8+9)
11	Unbilled Revenue since late Certificate		0.00
12	Billings in excess of Unbilled Revenue since last Certificate		0.00
12	Less Ineligibles as of this Certificate	0.00	0.00
13	Eligible Receivables (A/R) & Eligible Unbilled Revenue
14	Approved Rate of Advance	80%	60%
15	Availability (13 x 14)
16	Loan Sublimit	20,000,000.00	6,000,000.00
17	Lesser of Availability or Sublimit (15 or 16)	20,000,000.00	6,000,000.00
18	Combined Availability (A/R, Joint Venture A/R & Unbilled Rev.)
19	Facility Cap for Revolving Portion of Loan Only	20,000,000.00
20	Lesser of the Facility Cap or Total Availability (18 or 19)	20,000,000.00
21	Less: Letters of Credit	0.00
22	Less: Loan Reserve	0.00
23	NET AVAILABILITY (20-21-22)	20,000,000.00
24	Loan Balance from Certificate #________	0.00
25	- Total Cash Collections (same as 4)	0.00
26	+ Total Loan Advances	0.00
27	+ Loan Fees Charged	0.00
28	+/- Other Adjustments	0.00
29	= LOAN BALANCE THIS CERTIFICATE	0.00
30	EXCESS (DEFICIT) AVAILABILITY (23-29)	20,000,000.00

The undersigned certifies that the foregoing report is true, correct and complete and in accordance with the terms of the Financing Agreement between Borrower and Bank and that no Event of Default has occurred or is continuing under the Financing Agreement

By:

Title:	Corporate Controller

Ineligibles

To: U.S. Bank National Association

Client Name: Environmental Quality Management, Inc.

Ineligible Collateral as of __/__/__

Category	A/R	Unbilled Revenue
Over 90 days past invoice date
Credits over 90 days
25% cross-age
Contras *
Affiliate (other than Permitted Joint Venture) receivables *
Inter-company receivables *
Officer/employee *
Government A/R not in compliance with Subsection (ii) (e) of the definition of "Eligible Receivables" under the Financing Agreement *
Joint Venture A/R above $1,250M
Debtors in bankruptcy *
Finance charges *
Foreign A/R without acceptable letter of credit *
Progress Billings
Retentions/Holdbacks
Liquidating Damages
Bonded non United States Debtor A/R
Other Adjustments +/- (indirect cost rates)
COD/ Cash Sales
Portion of accounts (other than Unites State Debtor) exceeding 20% of total eligible A/R
EQE Held
Other: Madison County WIP
Other: Reserve-Iraq FOB Hope _______________________________
Total Ineligible A/R or Unbilled Revenue

* Net of amounts already included in past-due or cross-age categories.

The undersigned certifies that the foregoing report is true, correct and complete and in accordance with the terms of the Financing Agreement between Borrower and Bank and that no Event of Default has occurred or is continuing under the Financing Agreement

By:

Title:

EXHIBIT D

To: U.S. Bank: National Association

Borrower: Environmental Quality Management, Inc.

CERTIFICATE REGARDING CONTRACTS

I,_________________________________________ , do hereby certify that I am the ________ of Environmental Quality Management, Inc., an Ohio corporation ("Borrower"). Pursuant to

Section 8.4 of the Financing Agreement dated as of October 31, 2006 between Borrower and

U.S. Bank National Association (as may be amended, modified, supplemented, restated, or replaced from time to time, the "Financing Agreement"), I further certify and acknowledge that attached hereto as Schedule I and incorporated by reference herein is a true and correct report of the contracts of Borrower, describing:

(i)	any material amendment to each Government Contract existing as of the most recent Certificate Regarding Contracts dated _/_/20_ (the "Previous Certificate");

(ii)	each Government Contract arising after the Previous Certificate;

(iii)	each payment or performance bond, and the associated surety, relating to each existing and new contract, including each Government Contract; and

(iv)	if the contract report is a quarterly report, the type of pricing and percentage of revenue associated with each Government Contract (i.e., fixed price, cost plus or time and materials, or any other type of pricing).

Capitalized terms used, but not defined, in this Certificate will have the meanings given to them in the Financing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand as of this __ day of ______, 20_.

By: ____________________

Title: ___________________

Schedule I

List of Contracts

Environmental Quality Management, Inc.

Date: __/__/20__

Existing Contract Description	Material Amendments	Bond and Surety Identification	Pricing/ Percentage of Revenue

New Contract Description	Date of Contract	Bond and Surety Identification	Pricing / Percentage of Revenue

EXHIBIT E

OFFICER'S CERTIFICATE

I,________________________, the ______________ of Environmental Quality

Management, Inc., an Ohio corporation (the "Company"), hereby certify to U.S. Bank National

Association, a national banking association ("Bank"), that the attached [financial statements/ projections/ comparisons] dated ______________________ , 20_ for the Company are accurate, complete and fairly present the matters stated therein and have been prepared on a basis consistent with such [financial statements/projections/comparisons] prepared for prior periods and in accordance with the Financing Agreement dated as of October 31,2006 between Bank and the Company (as may be amended, supplemented, modified, restated or replaced from time to time, the "Financing Agreement") and with GAAP, as defined in the Financing Agreement. I further certify that no "Event of Default" as defined in the Financing Agreement currently exists. This certification is made pursuant to Section 8.9 of the Financing Agreement.

ENVIRONMENTAL QUALITY
MANAGEMENT, INC.

By: _____________________
Name: ___________________

______________________________
(Date)

EXHIBIT F

FINANCIAL COVENANTS

Section 1. Minimum Fixed Charge Coverage Ratio.

1.1 Borrower will not permit the ratio ("Fixed Charge Coverage Ratio") resulting from dividing Borrower's 12 Month EBITDA (as defined below) by Borrower's Fixed Charges (as defined below) for the applicable 12 Month Period (as defined below) to be less than 1.15:1 as of the end of any Fiscal Quarter or Fiscal Year ending on or after September 30, 2006.

1.2 For purposes of this Exhibit F:

(i) "EBITDA" means, for the applicable 12 Month Period, the total (without duplication), in Dollars (all as determined in accordance with GAAP consistently applied) of Borrower's earnings before interest, income taxes, depreciation, and amortization expense for the applicable 12 Month Period. EBITDA, for purposes of this Exhibit and the Financing Agreement, will not include any (1) gain arising from the sale of capital assets, (2) gain arising from any write-up of assets, (3) gain arising from the acquisition of debt securities or Ownership Interests of Borrower or from cancellation or forgiveness of Indebtedness, (4) gain or income arising from accretion of any negative goodwill, or (5) gain recognized by Borrower as earnings which relate to any extraordinary accounting adjustments or non-recurring items of income or include any amounts attributable to extraordinary gains or extraordinary items of income or any other non-operating, non-recurring gain from time to time occurring.

(ii) "Adjusted EBITDA" means, for the applicable 12 Month Period, the total (without duplication), in Dollars, of (all as determined in accordance with GAAP consistently applied): (a) Borrower's EBITDA (as defined in Section 1.2(i) for the applicable 12 Month Period, minus (b) the aggregate cash amount of Borrower's income and franchise taxes paid during the applicable 12 Month Period, and minus (c) all of Borrower's capital expenditures for the applicable 12 Month Period exclusive of those capital expenditures made from funds borrowed by Borrower or pursuant to any capitalized lease (for purposes of this clause (c), "funds borrowed" will not include funds borrowed from Bank as a Revolving Loan).

(iii) "Fixed Charges" means, for the applicable 12 Month Period, the total (without duplication), in Dollars, of (all as determined in accordance with GAAP consistently applied): (a) the principal amount of Borrower's long-term debt and obligations, in each case, paid or which were scheduled to be paid during the applicable 12 Month Period; (b) scheduled capital lease payments paid or which were scheduled to be paid during the applicable 12 Month Period; and (c) Borrower's aggregate interest expense for the applicable 12 Month Period, including interest paid on the Obligations, all Indebtedness, capital lease obligations and any other Indebtedness for the applicable 12 Month Period (including amortization of original issue discount and non-cash interest payments).

(iv) "12 Month EBITDA" means Adjusted EBITDA for the 12 Month Period for which the applicable Fixed Charge Coverage Ratio is then being determined. "12 Month EBITDA" will be calculated for each 12 Month Period ending as of the end of each Fiscal Quarter or Fiscal Year.

(i) "Fiscal Quarter" means, in respect of a date as of which the applicable Financial Covenant is being calculated, any quarter of a Fiscal Year, the first Fiscal Quarter beginning on January 1 and ending on March 31, the second Fiscal Quarter beginning on April 1 and ending on June 30, the third Fiscal Quarter beginning on July 1 and ending on September 30, and the fourth Fiscal Quarter beginning on October 1 and ending on December 31.

(ii) "Fiscal Year" means Borrower's fiscal year for financial accounting purposes, beginning on January 1 and ending on December 31.

(vii) "12 Month Period" means, in respect of a date as of which the applicable Financial Covenant is being calculated, the four consecutive Fiscal Quarters immediately preceding the date as of which the Financial Covenant is being calculated (i. e., a rolling four Fiscal Quarter (or 12 month) period).

Section 2. Calculation of Financial Covenants.

(i) Bank, in addition to the information contained on the financial statements submitted to Bank pursuant to Sections 8.5 and 8.7 of the Financing Agreement, may calculate Borrower's EBITDA and the other specified amounts under this Exhibit F (and under the other Financial Covenants, if any, contained in the Financing Agreement) on the basis of information then available to Bank, which calculation(s) will be binding on Borrower; however, Bank will give notice to Borrower of Bank's computations made pursuant to this Section 2 and an opportunity to provide Bank with any additional or contrary information. Borrower must provide any additional (or contrary) information within 15 Business Days after Bank gives notice to Borrower of Bank's computations.

(ii) The Financial Covenants will be based on Borrower's financial performance unconsolidated with any other Person.

Section 3. Definitions. Capitalized terms used, but not defined, in this Exhibit F will have the meanings given to them in the Financing Agreement.

SCHEDULE 1

FACILITIES

Real Property that the Company Owns

Commercial Real Estate Located at 16660 S. Canal

South Holland, Illinois

Real Property that the Company Leases

1) 3325 Chapel Hill Boulevard, Suite 250

Durham, North Carolina

2) 6825 SW 216th Street

Lynwood, Washington

3) 64090 HWY 1090

Pearl River, Louisiana

4) 2135 Schapelle Lane

Cincinnati, Ohio

5) 541 North Fairbanks

Chicago, Illinois

6) 3400 Business Drive

Sacramento, California

7) 16 Lakeside Lane

Denver, Colorado

8) 4916 NE 100th

Portland, Oregon

9) 1800 Carillon Boulevard

Cincinnati, Ohio

10) 3725 West Teco Avenue

  Las Vegas, Nevada

11) 401 Brikich Way

  Bridgewater, Pennsylvania

SCHEDULE 2

FINANCIALS

Please see the attached.

INDEPENDENT AUDITOR'S REPORT

ENVIRONMENTAL QUALITY MANAGEMENT, INC.,
AND AFFILIATES

CINCINNATI, OHIO

DECEMBER 31, 2005

CONTENTS

INDEPENDENT AUDITOR'S REPORT 3

COMBINED BALANCE SHEET 4

COMBINED STATEMENT OF INCOME 5

COMBINED STATEMENT OF STOCKHOLDERS' EQUITY 6

COMBINED STATEMENT OF CASH FLOWS 7

NOTES TO COMBINED FINANCIAL STATEMENTS.. 8-13

SUPPLEMENTARY INFORMATION:

INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION 14

SCHEDULE I – DETAIL OF COMBINED OPERATING EXPENSES..15

SCHEDULE II – DETAIL OF COMBINED OTHER INCOME AND EXPENSE..16

Mellott
& Mellott,
P.L.L.
Certified Public Accountants
Celebrating 50 Years of Service
1956-2006

INDEPENDENT AUDITOR'S REPORT

To the Stockholders and
Board of Directors
Environmental Quality Management, Inc.

We have audited the accompanying combined balance sheet of Environmental Quality Management, Inc., and Affiliates, as of December 31, 2005, and the related combined statements of income, stockholders' equity and cash flows for the year then ended. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Environmental Quality Management, Inc., and Affiliates, as of December 31, 2005, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Mellott & Mellott P.L.L.

Cincinnati, Ohio
May 5, 2006

- 3 -

Suite 600 • 36 East Fourth Street • Cincinnati, OH 45202
513/241-2940 • FAX 513/241-0712
www.mellottcpa.com

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES
COMBINED BALANCE SHEET
DECEMBER 31, 2005

ASSETS		
CURRENT ASSETS		
Cash	$ 392,120	
Accounts receivable:		
Trade	20,336,324	
Sundry	688,523	
Costs and estimated earnings in excess of billings on uncompleted contracts	27,349,240	
Prepaid taxes and expense	204,142	
Deferred income taxes	234,942	
TOTAL CURRENT ASSETS		$ 49,205,291
OTHER ASSETS		
Deposits, rental and other	86,343	
Deferred charges	89,272	
Goodwill	22,111	197,726
PROPERTY AND EQUIPMENT		
Land and building	355,095	
Furniture and fixtures	167,009	
Office equipment	58,361	
Field equipment and vehicles	2,972,966	
Computer equipment	399,166	
Leasehold improvements	16,590	
	3,969,187	
Less accumulated depreciation	3,199,049	770,138
		$ 50,173,155

LIABILITIES AND STOCKHOLDERS' EQUITY		
CURRENT LIABILITIES		
Note payable, short-term to bank	$ 300,000	
Current portion of long-term debt	1,412,236	
Accounts payable, trade	32,576,579	
Accrued taxes and expense	1,769,262	
Billings in excess of costs and estimated earnings on uncompleted contracts	628,968	
Income taxes payable	537,445	
TOTAL CURRENT LIABILITIES		$ 37,224,490
OTHER LIABILITIES		
Deferred income taxes		55,602
LONG-TERM DEBT		
Notes payable, net of current portion shown above		7,277,453
CONTINGENCIES (NOTE 11)		
STOCKHOLDERS' EQUITY		
Capital stock, common, $.01 par value,		
Authorized 2,356,500 shares		
Unissued 1,571,250 shares		
Issued 785,250	7,853	
Additional paid-in capital	407,925	
Retained earnings	5,130,565	
Accumulated other comprehensive income	113	
	5,546,456	
Minority interest	109,554	
	5,656,010	
Less treasury stock, at cost (7,000 common stock shares)	40,400	5,615,610
		$ 50,173,155

The accompanying notes to combined financial statements are an integral part of this statement.

- 4 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES
COMBINED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2005

REVENUE		
Fees	$95,370,460	
Less reimbursable contract costs	72,462,106	
Net Service Revenue		$22,908,354
Less direct labor		8,225,801
GROSS MARGIN		14,682,553
OPERATING EXPENSES		12,720,617
OPERATING INCOME		1,961,936
OTHER EXPENSES		22,091
INCOME BEFORE INCOME TAXES AND MINORITY INTEREST		1,939,845
Income tax provision (benefit):		
Current	858,058	
Deferred	(113,392)	744,666
INCOME BEFORE MINORITY INTEREST		1,195,179
Minority interest		(145,899)
NET INCOME		$ 1,049,280

The accompanying notes to combined financial statements are an integral part of this statement.

- 5 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES
COMBINED STATEMENT OF STOCKHOLDERS' EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2005

	COMMON STOCK SHARES	COMMON STOCK AMOUNT	ADDITIONAL PAID-IN CAPITAL	TREASURY STOCK	MINORITY INTEREST	RETAINED EARNINGS	ACCUMULATED OTHER COMPREHENSIVE INCOME
BALANCE, January 1, 2005:							
Environmental Quality Management, Inc., and Subsidiaries	735,250	$ 7,353	$ 407,925		$ 57,055	$ 4,068,605	
Environmental Quality Management Engineers, P.C., Inc.	50,000	500				12,680	
Purchase of treasury stock				$ 40,400			
Distributions to members					(93,400)		
Comprehensive Income:							
Net income					145,899	1,049,280	
Other Comprehensive Income:							
Foreign currency translation adjustments							$ 113
BALANCE, December 31, 2005	785,250	$ 7,853	$ 407,925	$ 40,400	$ 109,554	$ 5,130,565	$ 113

The accompanying notes to combined financial statements are an integral part of this statement.

- 6 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2005

CASH FLOWS FROM OPERATING ACTIVITIES		
Net income		$ 1,049,280
Adjustments to reconcile net income to net cash used in operating activities:		
Depreciation	$ 287,184	
Translation gain	113	
Gain on sale of property and equipment	(19,135)	
Minority interest in net income	145,899	
Changes in assets and liabilities:		
Increase in accounts receivable	(8,727,278)	
Increase in costs and estimated earnings in excess of billings on uncompleted contracts	(21,669,734)	
Decrease in prepaids and deposits	59,674	
Decrease in deferred charges	127,926	
Increase in deferred income taxes, net	(113,393)	
Increase in accounts payable and accruals	26,223,291	
Decrease in billings in excess of costs and estimated earnings on uncompleted contracts	(689,636)	
Increase in income taxes payable	429,715	(3,945,374)
NET CASH USED IN OPERATING ACTIVITIES		(2,896,094)
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of property and equipment	(275,303)	
Proceeds from sale of property and equipment	31,198	
NET CASH USED IN INVESTING ACTIVITIES		(244,105)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net borrowings on line of credit loan agreement	3,011,533	
Payments on long-term debt	(159,231)	
Purchase of treasury stock	(40,400)	
Distributions to members	(93,400)	
NET CASH PROVIDED BY FINANCING ACTIVITIES		2,718,502
NET DECREASE IN CASH		(421,697)
CASH, January 1, 2005		813,817
CASH, December 31, 2005		$ 392,120

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION (NOTE 9)

The accompanying notes to combined financial statements are an integral part of this statement.

- 7 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of these combined financial statements. The combined financial statements and notes are the representation of the Company's management, who is responsible for their integrity and objectivity. The policies conform to accounting principles generally accepted in the United States of America and have been consistently applied.

PRINCIPLES OF COMBINATION

The combined financial statements include the accounts of the Company, an Ohio Corporation, and its wholly owned Subsidiaries, EQ Midwest, Inc. and EQ Engineers Slovakia, s.r.o., its 52 percent owned Subsidiary, EQ Engineers, LLC, and its affiliate Environmental Quality Management Engineers, P.C., Inc. All significant inter-company accounts and transactions have been eliminated. EQ Engineers Slovakia, s.r.o. was founded by the Company on July 18, 2005. EQ Midwest, Inc. transferred all its assets and liabilities to the Company and terminated during 2005.

LINE OF BUSINESS AND CUSTOMER INFORMATION

The Company was incorporated on September 24, 1990, under the laws of the State of Ohio. The Company and its Affiliates provide comprehensive services for air, water and groundwater management including environmental assessments, solid and hazardous waste management and environmental restoration and remediation. The Company and its Affiliates perform services for both industrial customers and governmental agencies within the 50 United States, its territories and foreign countries.

REVENUE AND COST RECOGNITION

Revenue from fixed-price, cost-type (including cost-plus), and time and material service contracts are recognized on the percentage-of-completion method, measured by costs incurred to date. Contract costs include labor, subcontractors, and other direct and indirect costs.

The asset, costs and estimated earnings in excess of billings on uncompleted contracts, represents revenue recognized in excess of amounts billed. The liability, billings in excess of costs and estimated earnings on uncompleted contracts, represents billings in excess of revenue recognized.

ACCOUNTS RECEIVABLE

Accounts receivable are carried at their estimated collectible amounts. Trade credit is generally extended in the normal course of business on a short-term basis; thus trade accounts receivable do not bear interest.

Accounts receivable are periodically evaluated for collectibility based on past credit history with the customers and their current financial condition. It is the opinion of management that the allowance for doubtful accounts in the amount of $210,623 is sufficient to cover any shrinkage in accounts receivable. Bad debt expense charged against current operations amounted to $95,000.

- 8 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is computed on the straight-line method over the estimated useful lives of the assets. Costs of maintenance and repairs are charged to expense as incurred. Major improvements, in general, are capitalized.

The estimated useful lives used in computing depreciation are as follows:

Building	39 years
Land and leasehold improvements	15 years
Furniture and fixtures	5-7 years
Office equipment	3-5 years
Field sampling, monitoring and source testing equipment and vehicles	3-5 years
Computer equipment	3 years

Depreciation expense charged against current operations amounted to $287,184.

USE OF ESTIMATES

The preparation of the combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

FOREIGN CURRENCY TRANSLATION

For non-U.S. operations, the functional currency is the local currency. Assets and liabilities of those operations are translated into U.S. dollars using year-end or historical exchange rates; income and expense are translated using the average exchange rates for the reporting period. Translation adjustments are reported in accumulated other comprehensive income, a separate component of stockholders' equity.

ADVERTISING COSTS

Advertising expense, which is charged against current operations as incurred, amounted to $63,646.

INCOME TAX

The Company files a consolidated federal income tax return with its wholly-owned Subsidiary EQ Midwest, Inc. Environmental Quality Management Engineers, P.C., Inc., and EQ Engineers, L.L.C., file separate federal income tax returns. EQ Engineers Slovakia, s.r.o. files separate Slovakian taxes. The Company and its Affiliates provide for income taxes based on their share of income reported for financial statement purposes.

GOODWILL

Each year in conformity with Statement of Financial Accounting Standards No. 142, Management assesses whether there has been a permanent impairment of goodwill by comparing anticipated undiscounted cash flows from operating activities with the carrying value of goodwill. Management also considers operating and other economic factors in the assessment. If this review indicates that goodwill will not be recoverable, the carrying value of goodwill is reduced by the estimated shortfall of cash flows. As of December 31, 2005, it is Management's opinion that no goodwill impairment exists.

- 9 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 DEFERRED CHARGES

Deferred charges consist of precontract (bid and proposal) costs which are net of amortization and current portion. The Company capitalizes precontract costs on significant jobs that are awarded to the Company and amortizes these costs over the life of the contracts. In 2005, the Company expensed $163,084 of these costs.

The net capitalized precontract costs as of December 31, 2005, amounted to $502,403 of which $413,131 (the current portion), is included in costs and estimated earnings in excess of billings on uncompleted contracts. Accumulated amortization on these precontract costs amounted to $616,020 at December 31, 2005.

NOTE 3 NOTES PAYABLE

RESTRICTIVE COVENANTS

The revolving credit agreement requires the maintenance of a minimum tangible net worth and a cash flow coverage ratio. The Company complied with all loan covenants for 2005.

The following is a schedule of notes payable at December 31, 2005:

SHORT-TERM DEBT	
Revolving credit agreement with a bank, having a maximum line of credit of $300,000, or 80 percent of eligible accounts receivable secured by all of the assets of EQ Engineers, L.L.C., due July 1, 2006, and bears interest at the one month LIBOR rate plus 2.3 percent.	$ 300,000
Current portion of long-term debt	1,412,236
TOTAL SHORT-TERM DEBT	$ 1,712,236
LONG-TERM DEBT	
Revolving credit agreement with a bank, having a maximum line of credit of $9,000,000, or 80 percent of eligible accounts receivable secured by all of the assets of the Company, two million of which is guaranteed by the three majority stockholders, through June 4, 2006. On June 5, 2006, the maximum line of credit decreases to $7,000,000 and any excess loans outstanding will be immediately due without further demand by the bank. The remaining line of credit expires July 1, 2007. The entire line of credit bears interest at the one month LIBOR rate plus 2.3 percent.	$ 8,253,177
2.25 percent over the bank's five year cost of funds loan adjusted at the end of each five year interval, due in monthly installments of $2,747 including interest to August 1, 2014, secured by the related assets.	198,417
One-half percent below the bank's prime interest rate promissory note, due in monthly installments of $11,905 plus interest to August 4, 2007, secured by the assets of the Company.	238,095
	8,689,689
Less current maturities	1,412,236
TOTAL LONG-TERM DEBT	$ 7,277,453

- 10 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 3 NOTES PAYABLE (CONT'D)

The aggregate annual maturities and required payments of long-term debt for the years subsequent to December 31, 2005, are as follows:

2006	$ 1,412,236
2007	7,112,903
2008	19,219
2009	20,997
2010	22,894
Subsequent to 2010	101,440
	$ 8,689,689

Interest expense charged against current operations amounted to $213,296.

NOTE 4 OPERATING LEASES

The Company leases its facilities and various equipment with terms that range from monthly to ten years.

The following is a schedule, by years, of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2005:

2006	$ 1,095,456
2007	820,538
2008	684,597
2009	568,581
2010	499,592
Subsequent to 2010	1,185,000
	$ 4,853,764

Rental expense charged against current operations amounted to $1,080,877.

The Company is the lessor of one of its buildings under operating leases with month to month terms.

Rental income received from current operations amounted to $44,236.

NOTE 5 RETIREMENT PLANS

The Company and its Subsidiary EQ Midwest, Inc., each sponsor retirement plans which provide benefits for substantially all employees through salary reduction plans under Internal Revenue Code Section 401(k). Contributions to the Plans are made in accordance with specified formulas. Benefit payments are based on amounts accumulated from such contributions. The Plans' cost to the Company and its Subsidiary during the current year amounted to $182,839.

- 11 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 6 INCOME TAX PROVISION

Income tax provision is computed by applying the statutory income tax rates to income as follows:

Income tax provision, net of temporary differences, at statutory rates	$711,992
NOL Carryback	(6,854)
Permanent differences	48,560
Overaccrual from prior years	(9,032)
TOTAL INCOME TAX PROVISION	$744,666

The current deferred income tax asset of $234,942 results from the timing differences in the deductibility between tax returns and financial statements for the allowance for doubtful accounts, accrued vacation, state income taxes, a section 481(a) adjustment by a subsidiary and federal and state NOL carryforwards. The non-current deferred income tax liability of $55,602 results from the difference in depreciation methods for financial statement and tax purposes, stock option compensation deducted for book purposes and not deductible for tax purposes until the option is exercised and a section 481(a) adjustment by a subsidiary.

The Company has computed the deferred income tax asset and liability by using the applicable tax rates expected to be in effect at the time such taxes shall be due.

NOTE 7 RELATED PARTY TRANSACTIONS

The Company leases office space from an entity which is controlled by the officers of the Company for a term of 10 years which commenced on July 2, 2003. Rental expense for this lease charged against current operations amounted to $501,000.

The Company and its Affiliates share common ownership and management control. Transactions between the companies are generally made in the ordinary course of business and on substantially the same terms as those prevailing for comparable transactions with other non-related entities.

North Carolina law requires environmental work to be conducted by a North Carolina Corporation employing a professional engineer affiliated with the State's Professional Engineers Association. Environmental Quality Management Engineers, P.C., Inc., was established in 1995 for that reason and several members of the Company serve on the Board.

NOTE 8 CONCENTRATION OF CREDIT RISK

The Company's financial instruments that are exposed to concentration of credit risk consist primarily of cash and accounts receivable. The Company places its cash with high credit quality institutions. It routinely assesses the financial strength of its customers and, as a consequence, believes that its accounts receivable credit risk exposure is limited. During the year, the Company's cash balance frequently exceeds the Federal Deposit Insurance Corporation (FDIC) limit of $100,000.

NOTE 9 SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year for:	
Interest	$192,591
Income taxes	$354,921

- 12 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 10 STOCK OPTIONS

An employee of the Company was issued an option in 2000, to purchase 35,000 common shares of the Company at a price of \$.85 per share. The option may be exercised before October 31, 2006. All 35,000 stock options were outstanding at December 31, 2005. There were no options issued in 2005.

NOTE 11 CONTINGENCIES

The Company is a defendant in certain legal actions arising from normal business activities. Management has reviewed pending litigation with legal counsel and believes that these actions are without merit or that the ultimate liability, if any, and after reimbursement, will not materially affect the Company's financial position.

NOTE 12 SUBSEQUENT EVENT

In May of 2006, the Company signed a letter of intent with a private equity firm to explore a proposal to raise capital for the Company through borrowing and the issuance of common and preferred equity. The letter of intent, which is non-binding on all parties, gives the equity firm an exclusive period of ninety days for due diligence and negotiation.

- 13 -

Mellott
& Mellott,
P.L.L.

Certified Public Accountants
Celebrating 50 Years of Service
1956-2006

INDEPENDENT AUDITOR'S REPORT ON SUPPLEMENTARY INFORMATION

To the Stockholders and
Board of Directors
Environmental Quality Management, Inc.

The audited combined financial statements of Environmental Quality Management, Inc., and Affiliates, as of December 31, 2005, and our report thereon are presented in the preceding section of this report. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. The audit was made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The information presented hereinafter is for purposes of additional analysis and is not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.

Mellott & Mellott P.L.L.

Cincinnati, Ohio
May 5, 2006

- 14 -

Suite 600 • 36 East Fourth Street • Cincinnati, OH 45202
513/241-2940 • FAX 513/241-0712
www.mellottcpa.com

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES
SCHEDULE I – DETAIL OF COMBINED OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2005

Advertising	$ 63,646
Automobile	431,476
Bad debt	95,000
Computer	184,061
Deferred bid and proposal expense	163,084
Depreciation	287,184
Dues, subscriptions and publications	74,498
Employee benefits	274,243
Entertainment	94,555
Freight	70,502
Insurance:	
General	401,227
Group and health	642,561
Workers' compensation	118,595
Interest	213,296
Laboratory materials and supplies	180,421
Legal and professional	316,670
Office supplies and expense	209,275
Outside consulting	788,425
Printing and copying	24,291
Rent	1,080,877
Repairs and maintenance	141,038
Retirement plan contributions	182,839
Salaries, indirect	4,295,954
Taxes:	
Social security and unemployment	790,103
Other	226,546
Technical meetings and conventions	45,886
Telephone and telegraph	306,312
Travel and sales expense	851,015
Utilities	167,037
	$ 12,720,617

- 15 -

ENVIRONMENTAL QUALITY MANAGEMENT, INC., AND AFFILIATES
SCHEDULE II – DETAIL OF COMBINED OTHER INCOME AND EXPENSE
FOR THE YEAR ENDED DECEMBER 31, 2005

OTHER INCOME	
Interest	$ 5,587
Rental income	44,236
Gain on sale of property and equipment	19,135
	68,958
OTHER EXPENSES	
Donations	39,929
Miscellaneous	3,731
Officers' life insurance premiums and miscellaneous	47,389
	91,049
TOTAL OTHER EXPENSES	$ 22,091

- 16 -

Date: 10/24/2006
Time: 3:18:09 PM

Page 1

Environmental Quality Management Inc
Org: 1 - EQ Consolidation
Balance Sheet - Management

	As of 09/30/2006
	Assets
Current Assets	
Cash	375,406.91
Notes Rec: Officers & Emps	12,772.88
Accts Rec: Trade	15,437,673.85
Accts Rec: Allowance	-289,306.01
Accts Rec: Sundry	1,281,635.45
Unbilled Receivables	12,403,703.53
Prepaid Taxes & Expenses	155,963.68
Deferred Income Taxes	234,942.36
	29,612,792.65
Other Assets	
Deposits	67,887.68
Other Assets	1,000.00
	68,887.68
Property & Equipment	
Furniture & Fixtures	137,756.08
Office Equipment	63,407.85
Mobile Equipment	365,554.78
Field Equipment	2,677,382.97
Property & Buildings	355,095.00
Computer Equipment	440,254.55
Leasehold Improvements	16,590.32
Capitalized Bid & Proposal	1,118,422.68
Capitalized Other	64,606.37
Less: Accumulated Depreciation	-4,227,350.67
	1,011,719.93
	30,693,400.26

Date: 10/24/2006
Time: 3:18:09 PM

Environmental Quality Management Inc
Org: 1 - EQ Consolidation
Balance Sheet - Management

Page 2

	As of 09/30/2006
Liabilities & Equity	
Current Liabilities	
Notes Payable, Short-term	0.00
Current portion of Long-term	143,456.47
Accts Pay: Trade	9,892,144.01
Accts Pay: Non-Trade	0.00
Payroll Taxes & Deductions	-6,129.15
Accrued Salaries & Leave	421,353.24
Accrued Taxes	-16,209.68
Accrued Other Expenses	2,116,538.62
Income Taxes Payable	350,328.00
Deferred Revenue	5,564,071.52
	18,465,553.03
Long Term Debt	
Notes Payable, Long-Term	4,272,499.14
	4,272,499.14
Deferred Income Taxes	
Deferred Income Taxes	55,601.80
	55,601.80
Stockholders Equity	
Common Stock	8,127.50
Preferred Stock	0.00
Additional Paid In Capital	388,600.00
Retained Earnings	4,923,034.28
Fiscal YTD Net Income	2,620,384.51
Less: Treasury Stock	-40,400.00
	7,899,746.29
	30,693,400.26

Date: 10/24/2006
Time: 3:18:15 PM

Page 1

Environmental Quality Management Inc
Org: 1 - EQ Consolidation
Income Statement - Management

	09/01/2006 - 09/30/2006	Y-T-D
Revenue		
Revenue	13,626,926.58	152,157,456.43
	13,626,926.58	152,157,456.43
Direct Costs		
Travel	624,779.51	13,703,981.86
Other Direct Costs	1,386,861.25	19,830,272.23
Subcontractor	9,391,364.59	98,188,874.16
Unburdened Direct Costs	69,479.37	574,758.40
	11,472,484.72	132,297,886.65
Net Service Revenue	2,154,441.86	19,859,569.78
Cost of Operations		
Direct Labor	854,278.44	5,472,815.46
Fringe Benefits	296,336.79	2,830,715.08
Overhead Labor	117,560.49	967,240.88
Other Overhead Expenses	58,554.74	777,234.28
G&A Labor	144,930.43	1,333,126.61
Other G&A Expenses	121,861.43	1,877,672.59
Service Center Expenses	203,179.98	1,918,721.59
Warehouse Variance	32,286.27	25,657.52
	1,828,988.57	15,203,184.01
Earnings Bef Interest & Taxes	325,453.29	4,656,385.77
Interest & Other Expenses		
Interest Expense	8,155.62	152,853.10
	8,155.62	152,853.10
Other Income		
Other Income	-1,634.12	14,999.31
	-1,634.12	14,999.31
Provision for Income Taxes		
Provision for Income Taxes	131,435.36	1,898,147.47
	131,435.36	1,898,147.47
Net Income	184,228.19	2,620,384.51

SCHEDULE 3

Merger Consideration

	Name	Common Shares	Merger Consideration

Jack	Greber	170,000	1,855,772.41
Kemner	Family Trust*	170,000	1,855,772.41
David	Dunbar	170,000	1,855,772.41
Thomas	Wey	45,000	491,233.87
Barbara	Bruce	51,000	556,731.72
Michael	Arozarena	1,000	10,916.31
Ronald	Hawks	10,000	109,163.08
Jeffrey	Slayback	2,500	27,290.77
John	Kominsky	2,500	27,290.77
Kemner	Family Trust*	3,250	35,478.00
Mary	Maines	4,250	46,394.31
Thomas	Robertson	15,000	163,744.62
Dawn	Miller	3,000	32,748.92
John	Miller	2,500	27,290.77
Steve	Sabatini	4,000	43,665.23
Thomas	Gerstle	5,000	54,581.54
Fred	Hall	9,000	98,246.77
D. Kent	Berry	12,500	136,453.85
J. Kevin	Fox	66,000	720,476.35
Tena	Pipkin	2,500	27,290.77
John	Carroll	750	8,187.23
Tim	Greetis	500	5,458.15
John	Mullane	750	8,187.23
Barbara	Ore	1,000	10,916.31
Eugene	Mikelonis	3,000	32,748.92
Steven	Doan	750	8,187.23

	Total	755,750	8,250,000.00

* William F. Kemner and Sharon E. Kemner are Trustees for the Kemner Family Trust dated May 12, 2004, as amended

SCHEDULE 4

Permitted Liens1

The interest, if any, of the persons named a "secured party" in the UCC financial statements listed below:

DEBTOR: Environmental Quality Management, Inc.

A.	Jurisdiction: Ohio Secretary of State

1.	Secured Party:	U.S. Bank, N.A.
	Filing Number:	AK 31563
	Date:	07/09/93

2.	Secured Party:	CIT Communications Finance Corporation
	Filing Number:	OH00042612279
	Date:	12/12/01

3.	Secured Party:	U.S. Bancorp Equipment Finance, Inc.
	Filing Number:	OH00045130583
	Date:	02/11/02

4.	Secured Party:	Mart Financial Group, Inc.
	Filing Number:	OH00051733650
	Date:	07/11/02

5.	Secured Party:	U.S. Bank, N.A.
	Filing Number:	OH00059289140
	Date:	01/22/03

6.	Secured Party:	QA Group LLC
	Filing Number:	OH00064497441
	Date:	06/02/03

7.	Secured Party:	GE Capital
	Filing Number:	OH00064680046
	Date:	06/05/03

8.	Secured Party:	Les Schwab Tire Centers of Washington, Inc.
	Filing Number:	OH00069909471
	Date:	10/23/03

1 The appearance of any filing on this Schedule of Permitted Liens is not an acknowledgement of the validity, perfection and/or priority of any interest held by the listed secured party. The Les Schwab Tire Centers of Washington, Inc. filings will be Permitted Liens only through November 30, 2006.

9.	Secured Party:	U.S. Bank National Association
	Filing Number:	OH00074478110
	Date:	03/02/04

10.	Secured Party:	Les Schwab Tire Centers of Washington, Inc.
	Filing Number:	OH00080943044
	Date:	08/26/04

SCHEDULE 9.1

CORPORATE STATUS

The Company is in good standing in the following states:

Ohio

Texas

North Carolina

South Carolina

California

Pennsylvania

The Company has made application for or has begun the process to make application for good standing in the following states:

Alabama

Idaho

Louisiana

Missouri

Virginia

West Virginia

SCHEDULE 9.5

MANAGEMENT; OWNERSHIP OF ASSETS;

LICENSES; PATENTS; GOVERNMENT CONTRACTS

Patent Position

Detached Plume Abatement Method	Patent No. 6,060,030 Issued May 9, 2000

This patent's inventors, Ronald Hawks and James Schwab, have formally assigned their rights in this patent to the Company and to Envirocare International, Inc.

Improved Chloride/Sulfate Removal System	Patent No. 6,749,820 Issued June 15, 2004

The Company has not as of yet been assigned the patent rights to this patent. Even though no formal assignment has been made to the Company, the patent's inventors, Ronald Hawks and James Schwab developed the patent in the scope of their employment, and as a result, the Company has joint common law rights in this patent along with Envirocare International, Inc.

Method and apparatus for controlling pollution from a cement plant - Publication No. US-

2006-0144297-A1 Publication Date is 07/06/2006.

This patent application has been sent to the United States Patent and Trademark Office and has received a Notice of Publication of Application. The application no. is 11/026,481. It was filed in December 30, 2004.

The Company has not as of yet been assigned the patent rights to this patent. Even though no formal assignment has been made to the Company, the technology's inventors, Ronald Hawks and James Schwab developed the technology in the scope of their employment.

The Employee Non-Disclosure and Non-Competition Agreement between Ronald Hawks and the Company, dated February 20, 1991, contains the following provision:

4. Assignment.

Employee agrees to assign and transfer to the Company or its designee, without any separate remuneration or compensation, his entire right, title and interest in and to all Subject Inventions and all patent applications, priority rights under the International Convention for the Protection of Industrial Property, and United States and foreign patent rights with respect thereto ("Patent Rights ") and, at the Company's expense. to perform all lawful acts, including giving testimony, and to execute and deliver all such Subject Inventions and Patent Rights in the company or such designee and to assist the Company or such designee in the prosecution or defense of any interferences which may be declared involving any of said Patent Rights.

EO Trademark

The Company trademark is protected by filings with the United States Patent and Trademark

Office, specifically Reg. No. 2,429,211 registered Feb 20, 2001. That registration was updated in 2006.

Internally Developed Software

The Company has a variety of software applications that have been developed internally. These include:

The EQ Cost Estimating system; and

The EQ Online Training system- "EQ University"

These are not patented or legally protected and are based on commercial software, namely MS Access.

Government Contracts to be Completed

1. GSA GS-IOF-0293K

2. F4I624-01-D-8554

3. 68-W-02-016

4. 68-S6-02-01

5. 68-S7-01-64

6. 68-S4-02-04

7. 68-W-02-0n

8. 68-S5-02-01

9. F4I624-03-D-8594

10. 68-S5-03-06

11. FA8903-04-D-8686

12. F A8903-04-D-8719

13. W912QR-04-D-0036

14. W912P6-06-C-0003

15. AG-046W -C-06-00 18

16. CSP907406

17. 4500020232-016

EQ's CODE OF ETHICS

EQ's officers and employees shall be committed to maintaining a Code of Ethics which leaves no doubt as to our standards of practice in both business and personal behavior. This commitment is made to our clients, fellow employees, stockholders, and our suppliers, all of whom entrust us with their confidence. The basis of our code is to always conduct ourselves so as to avoid any dishonest, illegal, or corrupt act as well as any action which could be construed to be a questionable practice or a potential conflict of interest.

1.	EQ will not engage in any business activity or accept work which compromises the objectivity or professional integrity of its employees.

2.	No employee of EQ will divulge to unauthorized persons information identified as confidential by any client, customer, other employee, or third party.

3.	All documents, agreements, and pledges signed by an employee in the course of EQ business will be honored by that employee with the highest degree of personal commitment.

4.	No employee will ever prepare any report, drawings, testimony, or other record which involves falsifying information for any purpose whatsoever.

5.	No employee will knowingly endanger or compromise the safety or health of another employee, customer, or supplier while engaged in the business of EQ. The health and safety of EQ employees and others is the first consideration in performing work.

6.	All employees who belong to societies or have professional registration will abide by the Codes of Ethics of those groups in addition to EQ's Code of Ethics.

7.	No employee will ever accept any gratuity from a customer or a supplier or another employee in exchange for any special consideration.

8.	No employee will knowingly violate any law, statute, or regulation relating to or while conducting EQ business. Any employee who learns of such a practice will immediately notify the President of EQ.

9.	Employees will always strive to represent themselves and EQ with the highest standard of honesty, courtesy, and respectability while conducting business so as to protect and enhance both their own reputation and the reputation of EQ.

10.	EQ will not engage in any unfair business practice or misrepresentations to obtain business, recruit employees or obtain any unfair competitive advantage.

11.	EQ will never be a party to any activity which violates any environmental laws or would harm or endanger the environment.

12.	EQ will always strive to reach the truth in all business or technical deliberations.

Environmental Quality Management, Inc.	Employee Handbook

SCHEDULE 9.8

RESTICTIONS;

LABOR DISPUTES; LABOR CONTRACTS

None.

SCHEDULE 9.9

NO VIOLATION OF LAW

None.

SCHEDULE 9.10

HAZARDOUS SUBSTANCES

None.

SCHEDULE 9.13

PENSION PLANS

None.

SCHEDULE 9.15

LITIGATION

(1) The Company has recently resolved a dispute with a subcontractor relating to a contract where the Company was the prime contractor for the design and construction of certain facilities in Iraq. The parties are in the process of exchanging Settlement Agreement and Release documents and anticipate those documents will be signed soon.

(2) The Company recently received a letter from the law firm of Pitney Hardin written on behalf of its clients, Taunus Corporation, Deutsche Bank AG, New York, Deutsche Bank Trust Company Americas and their respective direct and indirect parents, subsidiaries and affiliates ("Deutsche Bank entities"). Enclosed with that letter were copies of eight (8) Complaints filed in New York State courts (the "Litigation"). To date, there are approximately a total of nineteen (19) Complaints. The Deutsche Bank entities were named as defendants in the Litigation. On behalf of its clients, Pitney Hardin asserts that the Company may have an obligation to indemnify the Deutsche Bank entities for the expenses and/or damages that may be recovered in the Litigation. Pitney Hardin also asserts that more of these types of law suits may be filed in the coming months.

The Litigation referenced in the letter from Pitney Hardin arises from alleged injuries and illness suffered by workers involved in the clean-up following the World Trade Center attacks on

September 11, 2001. The Plaintiffs in the Litigation assert that they were compelled to work in an unsafe environment, being exposed to air hazards, noxious fumes, hazardous elements and toxic and caustic substances.

According to the complaints, the clean-up work in question included the building at 130 Liberty Street (the "Building"), across the street from the World Trade Center. The Building was owned by Deutsche Bank entities. The Building sustained significant damage as a result of the World Trade Center tower attack. The New York City Department of Design and Construction denied access and control of the Building until December, 2001. The Building sustained significant damage as the result of the attack and subsequent collapse of the World Trade Center buildings, and additional damage through December, 2001 due to the ongoing burning and disruption of the debris from the World Trade Center site. The damage allowed intrusion of dust, smoke and debris into the Building through the north side opening, plus via personnel tracking into the Building. Materials essentially spread and deposited on the Building materials and Building contents throughout tenant occupied interior spaces, basement areas, mechanical areas, as well as core and shell sections of the Building.

Pitney Hardin retained the Company as litigation consultants and experts in connection with that firm's representation of Deutsche Bank entities with respect to certain property insurance claims arising out of losses sustained with the Building. The Company's responsibility was limited to providing assistance with the development of instructions and specifications for cleaning surfaces of the Building to rid it of toxins. In each case, the specifications prepared by the Company incorporated specific safety instructions and warnings that were developed by another contractor. The Company was not hired to prepare, and did not prepare, safety instructions or warnings for any work. The complete health and safety plan was created by a separate contractor. Health and safety work was outside the scope of work performed by the Company. Further, the Company did not have employees or subcontractors performing any services at the site other than the professional services described above.

The Company has advised Pitney Hardin in writing that the Company has no obligation to provide the Deutsche Bank entities a defense or to indemnify the Deutsche Bank entities for costs incurred in defending the law suits or for any liability imposed on Deutsche Bank entities. The Company has notified its insurance carrier of the claim for indemnification asserted by Pitney Hardin on behalf of the Deutsche Bank entities.

(3) The Company has had discussions with the Contracting Officer for the EPA Region 6 ERRS Contract, Ms. Georgia Okstel, concerning a Small Business FAR compliance item (FAR 52.219-14(b)(I)). The Officer had recently talked to the SBA Inspector General Assignment Manager, Mr. Stephen Burbank, on this specific matter and she expressed to him that she intends to address his earlier inquiry about the Company's compliance with the subject FAR clause. She indicated to him that she is going to send a letter to the Company referencing the FAR Clause and the Company's responsibility to make reasonable efforts to comply with the clause under normal circumstances. She will also acknowledge in her letter that the extraordinary nature and size of the Katrina/Rita project made it difficult and virtually impossible for the Company to meet the 50 percent labor dollar requirement under this clause. She plans to specifically note that the value of the Katrina/Rita project was 180% of the value of the originally awarded contract. During the discussions, the officer stated to the Company that both she and the EPA recognized that it was not only virtually impossible for the Company to hire and deliver 50% of the labor for the Katrina/Rita project, but in fact if the Company had done so, that could have jeopardized the Company's small business status.

Ms. Okstel will request that the Company provide a concise response to her letter. She stated that the letter should stress the same points that Ms. Okstel mentioned in her discussions with the Company. In addition, the response should note that it was always the Company's intention to comply with the subject FAR clause, but that it was not possible because of the significant impact of the Katrina/Rita project.

Ms. Okstel indicated that she will place her letter and the Company's response in a file along with the inquiry from the SBA and consider the matter settled. She also indicated she will document in her file that the EPA went to the Company for support after the Katrina/Rita events because the Company has demonstrated a proven ability to deliver the required, substantial resources for such events, and that the Company did an excellent job on the overall effort. Mr. Burbank indicated that he was okay with and in agreement with this approach. Ms. Okstel asked Mr. Burbank if he believed there would be any further issues or problems with this matter, and he indicated he did not expect any further issues or ramifications.

SCHEDULE 9.17

AFFILIATES

Subsidiary	Entity Type	Place of Formation
EQ Engineers, LLC	Limited Liability Company	State of Indiana
EQ Engineers Slovakia, s.r.o	Limited Liability Company	Slovakia

AFFILIATE TRANSACTIONS

October 20,2006 Loan from EQ Engineers, LLC for $700,000

October 20, 2006 Loan from EQ Engineers Slovakia, s.r.o. for $500,000

SCHEDULE 9.18

CAPITALIZATION; WARRANTS

			Junior Preferred	Senior Preferred
	Name	Common Shares	(150,000)	(150,000)

Jack	Greber	170,000	33,630.10
Kemner	Family Trust*	170,000	33,630.10
David	Dunbar	170,000	33,630.10
Thomas	Wey	45,000	8,902.10
Barbara	Bruce	51,000	10,089.00
Michael	Arozarena	1,000	197.8
Ronald	Hawks	10,000	1,978.20
Jeffrey	Slayback	2,500	989.1
John	Kominsky	2,500	494.6
Kemner	Family Trust*	3,250	642.9
Mary	Maines	4,250	840.8
Thomas	Robertson	15,000	2,967.40
Dawn	Miller	3,000	593.5
John	Miller	2,500	494.6
Steve	Sabatini	4,000	791.3
Thomas	Gerstle	5,000	989.1
Fred	Hall	9,000	1,780.40
D. Kent	Berry	12,500	2,472.80
J. Kevin	Fox	66,000	13,056.40
Tena	Pipkin	2,500	494.6
John	Carroll	750	148.4
Tim	Greetis	500	98.9
John	Mullane	750	148.4
Barbara	Ore	1,000	197.8
Eugene	Mikelonis	3,000	593.5
Steven	Doan	750	148.4

	Sub-Total	755,750	150,000
	Argentum	1,133,625		150,000
	SSA Warrants	153,193
	Total	2,042,568	150,000	150,000

SCHEDULE 9.19

NONCOMPETITION AGREEMENTS

1)	Noncompetition Agreement with Jack Greber

2)	Noncompetition Agreement with Bill Kemner

3)	Noncompetition Agreement with David Dunbar

SCHEDULE 9.20

LIST OF ACCOUNTS MAINTAINED BY EQ

U.S. BANK
Account No. xxxxx-xxxx	General Account
Account No. xxxxx-xxxx	Payroll Account

DAR ES SALAAM INVESTMENT BANK, BAGHDAD, IRAQ
Account No. xxx-xxxxxx-xxx	General Account

HSBC BANK MIDDLE EAST LTD., AMMAN, JORDAN
Account No. xxxxxxxxxxxx	General Account

SCHEDULE 9.24

LEASES

Real Property that the Company Leases

1)	3325 Chapel Hill Boulevard, Suite 250
Durham, North Carolina

2)	6825 SW 2161h Street
Lynwood, Washington

3)	64090 HWY 1090
Pearl River, Louisiana

4)	2135 Schapelle Lane
Cincinnati, Ohio

5)	541 North Fairbanks
Chicago, Illinois

6)	3400 Business Drive
Sacramento, California

7)	16 Lakeside Lane
Denver, Colorado

8)	4916 NE 100lh
Portland, Oregon

9)	1800 Carillon Boulevard
Cincinnati, Ohio

10)	3725 West Teco Avenue
Las Vegas, Nevada

11)	401 Brikich Way
Bridgewater, Pennsylvania

SCHEDULE 9.25

INSURANCE POLICIES

Please see the attached.

2.20 Insurance

Tabled below is summary sheet on Insurance provided through the Schiff Kriedler Agency. Additional insurance in the personnel area (life, dental,health,etc wil be provided when it is received from the CAI Agency.

Environmental Quality Management - 2005-2006 Policy Summary

Policy Type	Effective Dates	Carrier	Limits	Premium Basis	Notable Endorsements	2004-2005 Rate	2005-2006 Rate
Auto General Fleet	10/26/2005 10/26/2006	Chubb	$1,000,000 Per Accident $5,000 Medical Payment $1,000,000 UM/UIM	54 units (2005) 43 Units (2004)	Hired/Non-Owned Auto Hired Car Phys Dmg: $150,000 $2,000 deductible (Comp & Coll)	$ 80,474 $1,881 Per Unit	$ 83,510 $1,546 Per Unit
Professional Liability Covers Wrongful Acts	10/26/2005 10/26/2006	ACE Insurance	$1,000,000 Per Claim $1,000,000 Aggregate	Sales = $60,000,000 sales Flat Rate - No Audit	Claims Made Form Retro Date - 10/26/1990 deductible = $100,000	$ 25,915	$ 27,360 includes 5% OH Surplus Taxes - Required in '05
General Liability Covers BI & PD	10/26/2005 10/26/2006	ACE Insurance	$1,000,000 Per Claim $1,000,000 Aggregate	Sales = $60,000,000 sales Flat Rate - No Audit	Occurence Form Includes OH Employers Liability Includes deletion of RR Exclusion Includes $1,000,000 mold sub-limit deductible = $25,000	$ 25,915	$ 27,360 includes 5% OH Surplus Taxes - Required in '05
Pollution Liability Covers Wrongful Acts	10/26/2005 10/26/2006	ACE Insurance	$1,000,000 Per Claim $1,000,000 Aggregate	Sales = $68,000,000 sales Flat Rate - No Audit	Claims Made Form Retro Date - 10/26/1990 deductible = $25,000	$ 25,915	$ 27,360 includes 5% OH Surplus Taxes - Required in '05
Workers Comp. (Other than OH & other Monopolistic states)	10/26/2005 10/26/2006	Chubb	$1,000,000 Per Accident $1,000,000 Per Disease $1,000,000 Per Employee	Estimated Payroll by State See Sheet 2 for breakout		$ 37,148	$ 43,631
Forefront Including: Directors & Officers Employment Practices Fiduciary Liability Crime	10/26/2004 10/26/2006	Chubb	$2,000,000 each D&O, EPLI, Fiduciary $1,000,000 for Crime		$25,000 Deductible - D&O/EPLI $0 Deductible - Fiduciary Liability $1,000 - Crime	$ 23,323 Flat Premium	$ 23,323 Flat Premium

Environmental Quality Management - 2005-2006 Policy Summary (Cont.)

Policy Type	Effective Dates	Carrier	Limits	Premium Basis	Notable Endorsements	2004-2005 Rate	2005-2006 Rate
Excess Liability	10/26/2005 10/26/2006	ACE Insurance	$9,000,000 per occurrence $9,000,000 aggregate	Sales Auto Exposures Liability Exposures	Schedule of policies includes ACE (GL, Professional, Pollution) Chubb Auto Liability Chubb/ACE Employers Liability Mold Coverage Not Scheduled	$ 148,956 $16,551/layer (Each Million)	$ 137,530.00 includes 5% OH Surplus Taxes - Required in '05 $15,280 / layer (Each Million)
Property	10/26/2005 10/26/2006	Chubb Insurance	$5,245,000 Bldr B & C $590,000 Business Income	See attached SOV Statement of values	$1,000 deductible 12 hour Business Inc. Deductible EQ & Flood Excluded	$ 16,933	$ 18,675
Inland Marine	10/26/2005 10/26/2006	Chubb Insurance	$50,000 Misc Equipment $2,569,400 Sched. Equip. $3,000,000 Leased/Rented $500,000 per item limit		$2,500 deductible Misc. Equipment $1,000 deductible Scheduled Equip. $1,000 deductible Leased/Rented	$ 18,367	$ 18,500
						$ 402,946	$ 407,239

C A I Insurance Agency, Inc.
Complete Insurance and Financial Planning Services
Phone: 513-221-1140

ENVIRONMENTAL QUALITY MANAGEMENT INC.

Company & No.	Description	Policy Dates	Premium
Ohio Casualty #3-081-596-7	$200,000 ERISA Bond	07/02/04 – 07/02/07	$ 302.00
Great American Marine #OMH2171754	$1,000,000 Liability on 2 boats	05/19/06 – 05/19/07	$5980.00

3481 Central Parkway, Suite 300 / Cincinnati, Ohio 45223-3397 / FAX 513-872-7519

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

DISABILITY INSURANCE

Insured	Company	Policy #	Premium	Date	Coverage
J. Kevin Fox	Principal	7603823	$3,022.47	12/17/04	$3,675.00 Monthly Benefit 90 Day Elimination Period To Age 65 Benefit Period
Jack S. Greber	Principal	7621868	$3,821.22	09/01/2005	$5,200.00 Monthly Benefit 90 Day Elimination Period To Age 65 Benefit Period

PREPARED BY: CAI Insurance Agency, Inc.
3481 Central Parkway, Suite 300
Cincinnati, OH 45223-3397
221-1140
August 14, 2006

LIFE INSURANCE POLICIES OF

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

Insured	Company	Policy #	Plan	Amount	Date	Premium/Mode
Dunbar, David	CNA	VIBL001533	10 Year Term	$ 850,000.	01/17/96	Term ends 01/17/06
Dunbar, David	First Colony	5655211	10 Year Term	$ 400,000.	12/08/00	$ 2,690.00/Annual
Dunbar, David	Chase*	FK5206188	UL	$ 750,000.	10/01/03**	$11,600.00/Annual
Fox, J. Kevin	CNA	VILD007712	10 Year Term	$ 500,000.	12/24/99	$ 700.00/Annual
Greber, Jack	Transamerica	42126894	10 Year Term	$1,250,000.	08/02/03	$ 2,040.00/Annual
Kemner, William	Transamerica	42126980	10 Year Term	$1,250,000.	07/21/03	$ 9,027.50/Annual
Bruce, Barbara	First Colony	5875825	30 Year Term	$ 250,000.	01/03/02	$ 420.00/Annual
Robertson, Thomas	First Colony	5883310	20 Year Term	$ 100,000.	01/03/02	$ 312.00/Annual
Wey, Thomas	First Colony	5875727	20 Year Term	$ 250,000.	01/03/02	$ 1,522.50/Annual

*Formerly Kemper
**Billing date is 05/01 due to policy reinstatement.

PREPARED BY: CAI Insurance Agency, Inc.
3481 Central Parkway, Suite 300
Cincinnati, OH 45223
(513) 221-1140
January 11, 2006

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

LONG TERM CARE INSURANCE

Insured	Company	Policy #	Premium	Date	Coverage
David Dunbar	CCC	076474255	$ 985.32	08/02/98	$171.03 Daily Nursing Home Benefit* 0 Day Elimination Period Lifetime Benefit Period For Nursing Home $136.83 Daily Home Health Care Benefit* 5 Year Benefit Period For HHC 5% Compound Automatic Increase Benefit
	John Hancock	5189322	$1,195.50	11/19/04	$70.00 Daily Nursing Home Benefit 90 Day Elimination Period 6 Year Benefit Period $70.00 Daily Home Health Care Benefit 5% Compound Inflation
Sandra Dunbar	UNUM	LAC508373	$ 570.11	08/18/93	$5,131.02 Monthly Nursing Home Benefit* 30 Day Elimination Period Lifetime Benefit Period For Nursing Home Professional Home Care Benefit – 75% Nursing Home Benefit Lifetime Benefit Period For Professional HHC 5% Compound Automatic Increase Benefit
	John Hancock	5189321	$1,321.79	11/19/04	$ 70.00 Daily Nursing Home Benefit 30 Day Elimination Period Lifetime Benefit Period For Nursing Home $70.00 Daily Home HealthCare Benefit 5% Compound Inflation
Betty Fox	John Hancock	5189324	$3,947.10	11/19/04	$240.00 Daily Nursing Home Benefit 30 Day Elimination Period Lifetime Benefit Period For Nursing Home $240.00 Daily Home Health Care Benefit 5% Compound Inflation

*Daily and monthly benefit figures are as of the 2004 anniversary date of each policy. These figures are based on the increased amount due to the Automatic Increase Benefit.

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

LONG TERM CARE INSURANCE

Insured	Company	Policy #	Premium	Date	Coverage
James Kevin Fox	John Hancock	5189323	$3,947.10	11/19/04	$240.00 Daily Nursing Home Benefit 30 Day Elimination Period Lifetime Benefit Period For Nursing Home $240.00 Daily Home Health Care Benefit 5% Compound Inflation
Jack Greber	UNUM	LAC508372	$ 507.07	08/18/93	$5,131.02 Monthly Nursing Home Benefit* 30 Day Elimination Period Lifetime Benefit Period for Nursing Home Professional Home Care Benefit – 75% Nursing Home Lifetime Benefit Period For Professional HHC 5% Compound Automatic Increase Benefit
	John Hancock	5189319	$1,250.73	11/19/04	$ 70.00 Daily Nursing Home Benefit 30 Day Elimination Period Lifetime Benefit Period for Nursing Home $70.00 Daily Home Health Care Benefit 5% Compound Inflation
S. Denise Greber	UNUM	LAC508370	$ 567.12	08/18/93	$5,131.02 Monthly Nursing Home Benefit* 30 Day Elimination Period Lifetime Benefit Period for Nursing Home Professional Home Care Benefit – 75% Nursing Home Lifetime Benefit Period For Professional HHC 5% Compound Automatic Increase Benefit
	John Hancock	5189320	$1,250.73	11/19/04	$ 70.00 Daily Nursing Home Benefit 30 Day Elimination Period Lifetime Benefit Period for Nursing Home $ 70.00 Daily Home Health Care Benefit 5% Compound Inflation

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

LONG TERM CARE INSURANCE

Insured	Company	Policy #	Premium	Date	Coverage
Sharon Kemner	CCC	076503897	$ 866.70	10/28/94	$150.00 Daily Nursing Home Benefit* 0 Day Elimination Period Lifetime Benefit Period For Nursing Home $120.00 Daily Home Health Care Benefit* 5 Year Benefit Period For HHC 5% Simple Automatic Increase Benefit
	John Hancock	5189318	$1,827.36	10/28/04	$160.00 Daily Nursing Home Benefit 30 Day Elimination Period Lifetime Benefit Period For Nursing Home $100.00 Daily Home Health Care Benefit 5% Compound Inflation
William Kemner	CCC	076478505	$1,242.92	08/02/93	$171.03 Daily Nursing Home Benefit* 0 Day Elimination Period Lifetime Benefit Period For Nursing Home $136.83 Daily Home Health Care Benefit* 5 Year Benefit Period For HHC 5% Compound Automatic Increase Benefit
	John Hancock	5189317	$1,966.81	11/19/04	$70.00 Daily Nursing Home Benefit 30 Day Elimination Period 6 Year Benefit Period For Nursing Home $70.00 Daily Home Health Care Benefit 5% Compound Inflation

PREPARED BY: CAI Insurance Agency, Inc.
3481 Central Parkway, Suite 300
Cincinnati, OH 45223-3397
221-1140
March 28, 2005

*Daily and monthly benefit figures are as of the 2004 anniversary date of each policy. These figures are based on the increased amount due to the Automatic Increase Benefit.

MEDICAL RATES

Environmental Quality Management - 5/1/06 Renewal

Current

	Blue Access #90 $10/30/50%			Blue Access CSOS $10/30/50%			
EE	30	$ 290.76	$ 8,722.80	28	$ 316.90	$ 8,845.20	
EE/Sp	6	$ 639.09	$ 3,834.64	15	$ 694.34	$10,415.10	
EE/Ch	6	$ 490.60	$ 2,454.00	7	$ 533.34	$ 3,737.88	
Fam	13	$ 897.58	$11,668.54	27	$ 976.18	$26,356.86	
			$26,679.88			$48,322.84	$ 76,002.72
							$912,032.64

Renewal

	Blue Access #90 $10/30/50%			Blue Access CSOS $10/30/50%			
EE	30	$ 302.38	$ 9,071.71	28	$ 328.54	$ 9,199.01	
EE/Sp	6	$ 664.65	$ 3,987.92	15	$ 722.11	$10,831.70	
EE/Ch	5	$ 510.43	$ 2,552.18	7	$ 554.57	$ 3,881.99	
Fam	13	$ 933.48	$12,135.28	27	$1,014.19	$27,383.05	
			$27,747.08			$51,255.75	$ 79,042.83
							$948,513.95
							$ 36,481.31
							4.00%

— current

Options - BLUE 3.0 (Compared against current SAME membership & ratios)

	Blue Access #39 $10/30/80			Blue Access #45 $10/50/80			Blue Access HSA #H2		
EE	30	$ 291.20	$ 8,736.06	30	$ 273.18	$ 8,195.38	30	$ 337.48	$ 9,074.35
EE/Sp	6	$ 640.06	$ 3,840.37	6	$ 600.46	$ 3,602.80	6	$ 730.79	$ 4,384.72
EE/Ch	5	$ 491.55	$ 2,457.73	5	$ 461.12	$ 2,305.62	5	$ 561.22	$ 2,806.10
Fam	13	$ 888.94	$11,556.28	13	$ 843.31	$10,963.01	13	$1,026.36	$13,342.74
			$26,720.43			$25,066.71			$30,507.91
			0.15%			-8.05%			14.35%

	Blue Access HSA #H8			Blue Access HSA #E1			Blue Access HSA #E5		
EE	30	$ 281.74	$ 8,452.11	30	$ 265.99	$ 7,979.46	30	$ 244.33	$ 7,329.94
EE/Sp	6	$ 616.26	$ 3,795.55	6	$ 584.63	$ 3,507.78	6	$ 537.04	$ 3,222.24
EE/Ch	5	$ 475.57	$ 2,377.85	5	$ 448.98	$ 2,244.89	5	$ 413.43	$ 2,067.15
Fam	13	$ 869.73	$11,306.44	13	$ 821.09	$10,674.15	13	$ 764.25	$ 9,935.31
			$25,931.94			$24,406.33			$22,418.64
			-3.10%			-8.82%			-16.97%

ACORD. CERTIFICATE OF LIABILITY INSURANCE

CSR KT ENVIR-9

DATE (MM/DD/YYYY) 10/24/06

PRODUCER

Schiff, Kreidler-Shell, Inc.
1 West Fourth St. Suite 1300
incinnati OH 45202
Phone: 513-977-3100 Fax: 513-977-3129

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED

Environmental Quality Management, Inc.
Environmental Quality Engineer Inc. & EQ Midwest, Inc.
EQ Engineers, LLC.
1800 Carillon Blvd.
Cincinnati OH 45240

INSURERS AFFORDING COVERAGE	NAIC #
INSURER A: Federal Insurance Company A++	20281
INSURER B: Westchester Surplus Lines A+	
INSURER C:	
INSURER D:	
INSURER E:	

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
		GENERAL LIABILITY				EACH OCCURRENCE	$1,000,000
B	X	X COMMERCIAL GENERAL LIABILITY	G22059634-001	10/26/05	10/26/07	DAMAGE TO RENTED PREMISES (Ea occurence)	$ 50,000
		CLAIMS MADE X OCCUR				MED EXP (Any one person)	$ 5,000
		X incl Ohio & WA				PERSONAL & ADV INJURY	$1,000,000
		Stop Gap				GENERAL AGGREGATE	$2,000,000
		GEN'L AGGREGATE LIMIT APPLIES PER: POLICY X PRO-JECT LOC				PRODUCTS - COMP/OP AGG	$2,000,000
		AUTOMOBILE LIABILITY					
A	X	X ANY AUTO	7499-37-14	10/26/05	10/26/07	COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
		ALL OWNED AUTOS					
		SCHEDULED AUTOS				BODILY INJURY (Per person)	$
		X HIRED AUTOS					
		X NON-OWNED AUTOS				BODILY INJURY (Per accident)	$
		X Hired Car					
		X Physical Damage	PROVIDED ON ACV BASIS			PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT	$
		ANY AUTO				OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
		EXCESS/UMBRELLA LIABILITY				EACH OCCURRENCE	$10,000,000
B	X	X OCCUR CLAIMS MADE	G22059646-001	10/26/05	10/26/07	AGGREGATE	$10,000,000
						UMBRELLA	$ PROVIDES
		DEDUCTIBLE				EXCESS	$ PROF/POLL
		RETENTION $				LIABILITY	$ LIMITS
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY				X WC STATU-TORY LIMITS OTH-ER	
A		ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED?	7172-32-57	10/26/05	10/26/07	E.L. EACH ACCIDENT	$1,000,000
		If yes, describe under SPECIAL PROVISIONS below				E.L. DISEASE - EA EMPLOYEE	$1,000,000
						E.L. DISEASE - POLICY LIMIT	$1,000,000
		OTHER					
B		PROFESSIONAL	G22059634-002	10/26/05	10/26/07	$1000000	Each Claim
B		CONTR. POLLUTION	G22059634-002	10/26/05	10/26/07	$1000000	Aggregate

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS

U.S. Bank National Association is an additional insured on the above policies.

CERTIFICATE HOLDER

USBAN07

U.S. Bank National Association
ATTN: Joe Scaglione
LocationL CN-OH-W14S
425 Walnut St.
Cincinnati OH 45202

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

Timothy N. Tyler

ACORD 25 (2001/08)

© ACORD CORPORATION 1988

IMPORTANT

If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

DISCLAIMER

The Certificate of Insurance on the reverse side of this form does not constitute a contract between the issuing insurer(s), authorized representative or producer, and the certificate holder, nor does it affirmatively or negatively amend, extend or alter the coverage afforded by the policies listed thereon.

ACORD 25 (2001/08)

ACORD. # EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YY): 10/24/06

THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY.

PRODUCER PHONE (A/C, No, Ext): 513-977-3100 /513-977-3129 chiff, Kreidler-Shell, Inc. 1 West Fourth St. Suite 1300 Cincinnati OH 45202 Timothy N. Tepe, CIC CODE: SUB CODE: AGENCY CUSTOMER ID #: ENVIR-9	COMPANY Federal Insurance Company
INSURED Environmental Quality Management, Inc. 1800 Carillon Blvd. Cincinnati OH 45240	LOAN NUMBER: POLICY NUMBER: 3583-68-27 EFFECTIVE DATE: 10/26/05 EXPIRATION DATE: 10/26/07 ☐ CONTINUED UNTIL TERMINATED IF CHECKED THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

001

1800 Carillon Blvd
Cincinnati OH 45240

COVERAGE INFORMATION

COVERAGE/PERILS/FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
BLKT B&BPP/Replacement Cost/Agreed Value/Sp.form	5,374,000	1000
Business Income/Extra Expense/Agreed Value	650,000	
Terrorism and Mold are included		

REMARKS (Including Special Conditions)

CANCELLATION

THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 30 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

ADDITIONAL INTEREST

NAME AND ADDRESS U.S. Bank National Association Location CN-OH-W14S 425 Walnut St. Cincinnati OH 45202	☐ MORTGAGEE ☐ ADDITIONAL INSURED X LOSS PAYEE LOAN # AUTHORIZED REPRESENTATIVE Timothy N. Tepe

ACORD 27 (1/93)
© ACORD CORPORATION 1993

ENVIRONMENTAL QUALITY MANAGEMENT, INC.

ACTIVE BONDS

BOND NO.	DOLLAR AMOUNT	SITE	CONTRACT / SITE NO.	START DATE	END DATE	STATUS
01003716-1	$566,969	Air Force Materiel Command-Remediation at McClellan AFB	3186-11	4/5/2004	4/5/2005	
1016282	$550,000	USAF-Dobbins Air Reserve Base	3232-1002	10/4/2005	10/4/2006	
1016281	$1,898,538	USAF-Scott Air Force Base	3232-1001	10/4/2005	10/4/2006	
1016284	$820,000	USAF- Minneapolis Air Reserve Base	3232-1003	10/4/2005	10/4/2006	
1014934	$1,876,173	Indiana Harbor-3	3249-0001	2/9/2006	2/9/2007	Nearly complete.
1017602	$238,628	Robins AFB-HVAC	3232-1004	4/27/2006	4/27/2007	
1017505	$160,000	EPA-Yerington/Anaconda Mine	3196-0087	3/31/2006	3/31/2007	DBA Work Completed
1017628	$4,794,998	Keesler AFB-Landscaping Project	3232-1005	5/19/2006	5/19/2007	
5017499	$230,554	USAF- Westover ARB-HVAC	3232-1006	8/1/2006	8/1/2007	
5017516	$898,406	USAF-Westover ARB-HVAC 7087	3232-1008	10/2/2006	10/2/2007	
1019230	$3,917,760	Keesler AFB Phase II	3232-1009	10/4/2006	10/4/2007	
1019236	$1,556,083	Columbus AFB	3232-1010	10/6/2006	10/6/2007	

TOTAL BONDS: $17,498,011

10/26/2006

1003716

PERFORMANCE BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) April 5, 2004	OMB No.: 9000-0045 Expires: 09/30/98

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL (Legal name and business address)

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION ("X" one)

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION

Ohio

SURETY(IES) (Name(s) and business address(es))

Lexon Insurance Company
10002 Shelbyville Rd., Suite 100
Louisville, KY 40223

PENAL SUM OF BOND

MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
	566	968	78

CONTRACT DATE	CONTRACT NO.
3/31/04	F41624-01-D-8554 Task Order: 0011

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	J. Kevin Fox, Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $ 2,539,000.00	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs, Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

Surety	Field				
SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$25	$14,174.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

1003716

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract)	FORM APPROVED OMB NO.
	April 5, 2004	9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION ("X" one)

- ☐ INDIVIDUAL
- ☐ PARTNERSHIP
- ☐ JOINT VENTURE
- ☒ CORPORATION

STATE OF INCORPORATION: Ohio

SURETY(IES) (Name(s) and business address(es))

Lexon Insurance Company
10002 Shelbyville Rd., Suite 100
Louisville, KY 40223

PENAL SUM OF BOND			
MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
	566	968	78

CONTRACT DATE	CONTRACT NO.
3/31/04	F41624-01-D-8554 Task Order: 0011

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	J. Kevin Fox Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $ 2,539,000.00	Corporate Seal
SIGNATURE(S)	1. BY: [signature] Kathy Hobbs	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-in-Fact	2.		

NSN 7540-01-152-8081
Previous edition not usable
F.9769C (10/98)
25-205
STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY C	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY D	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY E	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY F	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY G	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

F9769C (10/98)

LEXON Insurance Company

10002 Shelbyville Road, Suite 100, Louisville, KY 40223
Phone (502) 253-6500 Fax (502) 253-6570

Certification

I hereby certify that the attached computer-generated and signed power of attorney is authentic and continues to be valid.

Ray M. Egan, Vice President and Assistant Secretary
Lexon Insurance Company

POWER OF ATTORNEY

Lexon Insurance Company

LX- 007260

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY**, a Texas Corporation, with its principal office in Louisville, Kentucky, does hereby constitute and appoint: James T. Smith, John B. Manus, Linda Gibson, Mary E. Joseph, Megan Kaelin, Julie Radican Tammy Masterson, Brook T. Smith, Kathy Hobbs, Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtie F. Henry its true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or other writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON INSURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or other person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity or other writings obligatory in nature of a bond not to exceed $2,500,000.00, Two-million five hundred thousand dollars, which the Company might execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an Attorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected officers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked as specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney granted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so executed and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue to be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its Corporate Seal to be affixed this 2nd day of July, 2003.

(Seal: LEXON INSURANCE COMPANY — A TEXAS INSURANCE COMPANY)

LEXON INSURANCE COMPANY

BY ________________________

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and say that he is the President of **LEXON INSURANCE COMPANY**, the corporation described in and which executed the above instrument; that he executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

____

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY**, A Texas Insurance Company, DO HEREBY CERTIFY that the original Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the resolutions as set forth are now in force.

Signed and Sealed at Lombard, Illinois this 5th Day of April, 20 04 .

(Seal: LEXON INSURANCE COMPANY — A TEXAS INSURANCE COMPANY)

____

Donald D. Buchanan
Secretary

1016282

PERFORMANCE BOND *(See instructions on reverse)*	DATE BOND EXECUTED *(Must be same or later than date of contract)* October 4, 2005	OMB No.: 9000-0045 Expires:

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL *(Legal name and business address)*	TYPE OF ORGANIZATION *("X" one)*			
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION			
	STATE OF INCORPORATION Ohio			
SURETY(IES) *(Name(s) and business address(es))*	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223		550	000	00
	CONTRACT DATE 9/30/05	CONTRACT NO. FA8903-04-D-8686		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

SIGNATURE(S)	1. BY: [signature] (Seal)	2. (Seal)	3. (Seal)	Corporate Seal
NAME(S) & TITLE(S) *(Typed)*	1. J. Kevin Fox Chief Financial Officer	2.	3.	

INDIVIDUAL SURETY(IES)

SIGNATURE(S)	1. (Seal)	2. (Seal)
NAME(S) *(Typed)*	1.	2.

CORPORATE SURETY(IES)

SURETY A	NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $2,489,000	Corporate Seal
	SIGNATURE(S)	1. BY: [signature]	2.		
	NAME(S) & TITLE(S) *(Typed)*	1. Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$25	$13,750.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

1016282

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) October 4, 2005	FORM APPROVED OMB NO. 9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)	TYPE OF ORGANIZATION ("X" one)			
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION			
	STATE OF INCORPORATION: Ohio			
SURETY(IES) (Name(s) and business address(es))	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223		550	000	00
	CONTRACT DATE: 9/30/05	CONTRACT NO.: FA8903-04-D-8686		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	J. Kevin Fox, Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs, Attorney-in-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
Z769C (10/98)
25-205
STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY C	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			

INSTRUCTIONS

l. This form, for the protection of persons supplying labor and naterial, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any leviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal n the space designated "Principal" on the face of the form. An uthorized person shall sign the bond. Any person signing in a epresentative capacity (e.g., an attorney-in-fact) must furnish vidence of authority if that representative is not a member of he firm, partnership, or joint venture, or an officer of the orporation involved.

3. (a) Corporations executing the bond as sureties must appear on he Department of the Treasury's list of the approved sureties and nust act within the limitation listed therein. Where more then one orporate surety is involved, their names and addresses shall ppear in the spaces (Surety A, Surety B, etc.) headed CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

9769C (10/98)

POWER OF ATTORNEY

Lexon Insurance Company

LX- 014210

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY,** a Texas Corporation, with its principal office in .ouisville, Kentucky, does hereby constitute and appoint: John B. Manus, Mary E. Joseph, Tammy Masterson,

3rook T. Smith, Kathy Hobbs, Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtle F. Henry, Julie Radican

s true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or ther writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON ISURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or ther person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity r other writings obligatory in nature of a bond not to exceed $2,500,000.00, Two-million five hundred thousand dollars, which the Company ight execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an ttorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected fficers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked s specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney anted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power nd any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so xecuted and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its orporate Seal to be affixed this 2nd day of July, 2003.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

LEXON INSURANCE COMPANY

BY ______________________

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and y that he is the President of **LEXON INSURANCE COMPANY,** the corporation described in and which executed the above instrument; that executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

____

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY,** A Texas Insurance Company, DO HEREBY CERTIFY that the ginal Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the solutions as set forth are now in force.

gned and Sealed at Lombard, Illinois this 4th Day of October, 20 05.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

____

Donald D. Buchanan
Secretary

POWER OF ATTORNEY AO 21862

Bond Safeguard INSURANCE COMPANY

KNOW ALL MEN BY THESE PRESENTS, that **BOND SAFEGUARD INSURANCE COMPANY**, an Illinois Corporation with its principal office in Lombard, Illinois, does hereby constitute and appoint: John B. Manus, Mary E. Joseph, Tammy Masterson

Brook T. Smith, Kathy Hobbs, Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtie F. Henry, Julie Radican

its true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or other writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **BOND SAFEGUARD INSURANCE COMPANY** on the 7th day of November, 2001 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or other person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity or other writings obligatory in nature of a bond, $ 2,500,000.00 Two Million Five Hundred Thousand which the Company might execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an Attorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected officers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked as specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney granted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so executed and sealed and certificate so executed and sealed shall, with respect to any bond or undertaking to which it is attached, continue to be valid and binding on the Company.

IN WITNESS THEREOF, **BOND SAFEGUARD INSURANCE COMPANY** has caused this instrument to be signed by its President, and its Corporate Seal to be affixed this 7th day of November, 2001.

BOND SAFEGUARD INSURANCE COMPANY — AN ILLINOIS INSURANCE COMPANY

BOND SAFEGUARD INSURANCE COMPANY

BY [signature]

David E. Campbell
President

ACKNOWLEDGEMENT

On this 7th day of November, 2001, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and say that he is the President of **BOND SAFEGUARD INSURANCE COMPANY**, the corporation described in and which executed the above instrument; that he executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
Notary Public, State of Illinois
My Commission Expires 1/12/07

[signature]

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Vice President of **BOND SAFEGUARD INSURANCE COMPANY**, An Illinois Insurance Company, DO HEREBY CERTIFY that the original Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the resolutions as set forth are now in force.

Signed and Sealed at Lombard, Illinois this 2ND Day of October, 20 06

BOND SAFEGUARD INSURANCE COMPANY — AN ILLINOIS INSURANCE COMPANY

Donald D. Buchanan

Donald D. Buchanan
Secretary

1019230

PERFORMANCE BOND *(See instructions on reverse)*	DATE BOND EXECUTED *(Must be same or later than date of contract)* October 4, 2006	OMB No.: 9000-0045 Expires:

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL *(Legal name and business address)*	TYPE OF ORGANIZATION *("X" one)*
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION STATE OF INCORPORATION: Ohio

SURETY(IES) *(Name(s) and business address(es))*	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223	3	917	760	00
	CONTRACT DATE: 9/30/05	CONTRACT NO.: FA8903-04-D-8686 SK08 TO# 3232-1009		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) *(Typed)*	J. Kevin Fox Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) *(Typed)*		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $3,309,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) *(Typed)*	1. Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

1019230

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) October 4, 2006	FORM APPROVED OMB NO. 9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION ("X" one)

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION: Ohio

SURETY(IES) (Name(s) and business address(es))

Lexon Insurance Company
10002 Shelbyville Rd., Suite 100
Louisville, KY 40223

PENAL SUM OF BOND			
MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
3	917	760	00

CONTRACT DATE	CONTRACT NO.
9/30/05	FA8903-04-D-8686 SK08 TO#3232-1009

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

SIGNATURE(S)	1. [signature] BY: (Seal)	2. (Seal)	3. (Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	1. J. Kevin Fox Chief Financial Officer	2.	3.	

INDIVIDUAL SURETY(IES)

SIGNATURE(S)	1. (Seal)	2. (Seal)
NAME(S) (Typed)	1.	2.

CORPORATE SURETY(IES)

NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $3,309,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature: Kathy Hobbs]	2.		
NAME(S) & TITLE(S) (Typed)	Kathy Hobbs Attorney-in-Fact	2.		

SN 7540-01-152-8061
Previous edition not usable
1769C (10/98)
25-205
STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

POWER OF ATTORNEY

Lexon Insurance Company

LX- 009923

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY**, a Texas Corporation, with its principal office in Louisville, Kentucky, does hereby constitute and appoint: John B. Manus, Mary E. Joseph, Tammy Masterson, Brook T. Smith, Kathy Hobbs, ***

Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtie F. Henry, Julie Radican, Virginia E. Woolridge ***

its true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or other writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON INSURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or other person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity or other writings obligatory in nature of a bond not to exceed $ 5,000,000.00 Five million dollars ** dollars, which the Company might execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an Attorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected officers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked as specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney granted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so executed and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue to be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its Corporate Seal to be affixed this 2nd day of July, 2003.

LEXON INSURANCE COMPANY
A TEXAS INSURANCE COMPANY

LEXON INSURANCE COMPANY

BY ______________________

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and say that he is the President of **LEXON INSURANCE COMPANY**, the corporation described in and which executed the above instrument; that he executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY**, A Texas Insurance Company, DO HEREBY CERTIFY that the original Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the resolutions as set forth are now in force.

Signed and Sealed at Lombard, Illinois this 4tH Day of octobeR 20 06.

LEXON INSURANCE COMPANY
A TEXAS INSURANCE COMPANY

Donald D. Buchanan
Secretary

1019236

PERFORMANCE BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) October 6, 2006	OMB No.: 9000-0045 Expires:

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL (Legal name and business address)	TYPE OF ORGANIZATION ("X" one)			
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION			
	STATE OF INCORPORATION Ohio			
SURETY(IES) (Name(s) and business address(es))	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223	1	556	083	00
	CONTRACT DATE 9/30/05	CONTRACT NO. FA8903-04-D-8686 TO#6Q01		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	J. Kevin Fox Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $3,309,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) (Typed)	Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$15	$23,341.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

1019236

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract)	FORM APPROVED OMB NO.
	October 6, 2006	9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)	TYPE OF ORGANIZATION ("X" one)			
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL	☐ PARTNERSHIP		
	☐ JOINT VENTURE	☒ CORPORATION		
	STATE OF INCORPORATION: Ohio			
SURETY(IES) (Name(s) and business address(es))	**PENAL SUM OF BOND**			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223	1	556	083	00
	CONTRACT DATE	CONTRACT NO.		
	9/30/05	FA8903-04-D-8686 TO#6Q01		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

SIGNATURE(S)	1. BY [signature] (Seal)	2. (Seal)	3. (Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	1. J. Kevin Fox Chief Financial Officer	2.	3.	

INDIVIDUAL SURETY(IES)

SIGNATURE(S)	1. (Seal)	2. (Seal)
NAME(S) (Typed)	1.	2.

CORPORATE SURETY(IES)

SURETY A	NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $3,309,000	Corporate Seal
	SIGNATURE(S)	1. BY: [signature]	2.		
	NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-in-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
F.9769C (10/98)

25-205

STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

F.9769C (10/98)

POWER OF ATTORNEY

Lexon Insurance Company

LX- 020192

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY**, a Texas Corporation, with its principal office in Louisville, Kentucky, does hereby constitute and appoint: John B. Mauss, Mary E. Joseph, Tammy Masterson, Brook T. Smith, ************************* Kathy Hobbs, Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtie Henry, Julie Radican, Virginia E. Woolridge *********** its true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or other writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON INSURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or other person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity or other writings obligatory in nature of a bond not to exceed $2,500,000.00, Two-million five hundred thousand dollars, which the Company might execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an Attorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected officers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked as specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney granted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so executed and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue to be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its Corporate Seal to be affixed this 2nd day of July, 2003.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

LEXON INSURANCE COMPANY

BY ____________________

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and say that he is the President of **LEXON INSURANCE COMPANY**, the corporation described in and which executed the above instrument; that he executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY**, A Texas Insurance Company, DO HEREBY CERTIFY that the original Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the resolutions as set forth are now in force.

Signed and Sealed at Lombard, Illinois this 6th Day of October, 2006.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

Donald D. Buchanan
Secretary

1016281

PERFORMANCE BOND
(See instructions on reverse)

DATE BOND EXECUTED *(Must be same or later than date of contract)*	OMB No.: 9000-0045
October 4, 2005	Expires:

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL *(Legal name and business address)*

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION *("X" one)*

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION: Ohio

SURETY(IES) *(Name(s) and business address(es))*

Lexon Insurance Company
10002 Shelbyville Rd., Suite 100
Louisville, KY 40223

PENAL SUM OF BOND			
MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
1	898	538	00

CONTRACT DATE	CONTRACT NO.
9/30/05	FA8903-04-D-8686

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

SIGNATURE(S)	1. BY: [signature] (Seal)	2. (Seal)	3. (Seal)	Corporate Seal
NAME(S) & TITLE(S) *(Typed)*	1. J. Kevin Fox Chief Financial Officer	2.	3.	

INDIVIDUAL SURETY(IES)

SIGNATURE(S)	1. (Seal)	2. (Seal)
NAME(S) *(Typed)*	1.	2.

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC.: TX	LIABILITY LIMIT: $2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) *(Typed)*	1. Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) *(Typed)*	1.	2.			
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) *(Typed)*	1.	2.			
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) *(Typed)*	1.	2.			
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) *(Typed)*	1.	2.			
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) *(Typed)*	1.	2.			
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) *(Typed)*	1.	2.			

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$25	$47,463.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

1016281

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) October 4, 2005	FORM APPROVED OMB NO. 9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION ("X" one)

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION Ohio

SURETY(IES) (Name(s) and business address(es))

Lexon Insurance Company
10002 Shelbyville Rd., Suite 100
Louisville, KY 40223

PENAL SUM OF BOND

MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
1	898	538	00

CONTRACT DATE	CONTRACT NO.
9/30/05	FA8903-04-D-8686

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	J. Kevin Fox Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $ 2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: Kathy Hobbs [signature]	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-in-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
769C (10/98)

25-205

STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

9769C (10/98)

POWER OF ATTORNEY

Lexon Insurance Company

LX-014212

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY**, a Texas Corporation, with its principal office in ouisville, Kentucky, does hereby constitute and appoint: John B. Manus, Mary B. Joseph, Tammy Masterson,

3rook T. Smith, Kathy Hobbs, Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtie F. Henry, Julie Radican

s true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or ther writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON** **\SURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or ther person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity r other writings obligatory in nature of a bond not to exceed $2,500,000.00, Two-million five hundred thousand dollars, which the Company ight execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an ttorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected fficers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked s specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney anted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power nd any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so xecuted and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its orporate Seal to be affixed this 2nd day of July, 2003.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

LEXON INSURANCE COMPANY

BY [signature]

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and y that he is the President of **LEXON INSURANCE COMPANY**, the corporation described in and which executed the above instrument; that executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

[signature]

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY**, A Texas Insurance Company, DO HEREBY CERTIFY that the ginal Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the solutions as set forth are now in force.

gned and Sealed at Lombard, Illinois this 4th Day of October, 20 05 .

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

[signature]

Donald D. Buchanan
Secretary

1016284

PERFORMANCE BOND *(See instructions on reverse)*	DATE BOND EXECUTED *(Must be same or later than date of contract)* October 4, 2005	OMB No.:9000-0045 Expires:-

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL *(Legal name and business address)*	TYPE OF ORGANIZATION *("X" one)*
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION STATE OF INCORPORATION: Ohio

SURETY(IES) *(Name(s) and business address(es))*	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223		820	000	00
	CONTRACT DATE	CONTRACT NO.		
	9/30/05	FA8903-04-D-8686		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) *(Typed)*	J. Kevin Fox Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) *(Typed)*		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) *(Typed)*	Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

Surety	Field				
SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$25	$20,500.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

1016284

PAYMENT BOND (See Instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) October 4, 2005	FORM APPROVED OMB NO. 9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)	TYPE OF ORGANIZATION ("X" one)			
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION STATE OF INCORPORATION: Ohio			
SURETY(IES) (Name(s) and business address(es))	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223		820	000	00
	CONTRACT DATE: 9/30/05	CONTRACT NO. FA8903-04-D-8686		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

SIGNATURE(S)	1. BY: [signature] (Seal)	2. (Seal)	3. (Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	1. J. Kevin Fox Chief Financial Officer	2.	3.	

INDIVIDUAL SURETY(IES)

SIGNATURE(S)	1. (Seal)	2. (Seal)
NAME(S) (Typed)	1.	2.

CORPORATE SURETY(IES)

NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $	
SIGNATURE(S)	1. BY: [signature]	2.		Corporate Seal
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-in-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
768C (10/98)

25-205

STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

9769C (10/98)

POWER OF ATTORNEY

Lexon Insurance Company

LX-014211

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY**, a Texas Corporation, with its principal office in ouisville, Kentucky, does hereby constitute and appoint: John B. Manus, Mary B. Joseph, Tammy Masterson,

3rook T. Smith, Kathy Hobbs, Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtle F. Henry, Julie Radican

s true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or ther writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON NSURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or ther person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity r other writings obligatory in nature of a bond not to exceed $2,500,000.00, Two-million five hundred thousand dollars, which the Company ight execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an ttorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected fficers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked s specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney anted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power nd any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so ecuted and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its orporate Seal to be affixed this 2nd day of July, 2003.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

LEXON INSURANCE COMPANY

BY [signature]

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and y that he is the President of **LEXON INSURANCE COMPANY**, the corporation described in and which executed the above instrument; that executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

[signature]

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY**, A Texas Insurance Company, DO HEREBY CERTIFY that the ginal Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the olutions as set forth are now in force.

ned and Sealed at Lombard, Illinois this 4th Day of October, 20 05 .

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

[signature]

Donald D. Buchanan
Secretary

1014934

PERFORMANCE BOND
(See instructions on reverse)

DATE BOND EXECUTED *(Must be same or later than date of contract)*: February 9, 2006

OMB No.: 9000-0045
Expires: 09/30/98

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL *(Legal name and business address)*

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

COPY

TYPE OF ORGANIZATION *("X" one)*

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION: Ohio

SURETY(IES) *(Name(s) and business address(es))*

Lexon Insurance Company
10002 Shelbyville Rd., Suite 100
Louisville, KY 40223

PENAL SUM OF BOND

MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
1	876	172	73

CONTRACT DATE	CONTRACT NO.
2/8/06	W912P6-06-C-0003

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature]	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) *(Typed)*	Jack S. Greber President			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) *(Typed)*		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC.: TX	LIABILITY LIMIT: $2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) *(Typed)*	Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$25	$46,904.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

1014934

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) February 9, 2006	FORM APPROVED OMB NO. 9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)	TYPE OF ORGANIZATION ("X" one)
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION STATE OF INCORPORATION: Ohio

SURETY(IES) (Name(s) and business address(es))	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223	1	876	172	73
	CONTRACT DATE: 2/08/06	CONTRACT NO. W912P6-06-C-0003		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	Jack S. Greber President			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $ 2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-in-Fact	2.		

N 7540-01-152-8061
Previous edition not usable
769C (10/98)

25-205

STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate
	NAME(S) & TITLE(S) (Typed)	1.	2.		Seal
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate
	NAME(S) & TITLE(S) (Typed)	1.	2.		Seal
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate
	NAME(S) & TITLE(S) (Typed)	1.	2.		Seal
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate
	NAME(S) & TITLE(S) (Typed)	1.	2.		Seal
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate
	NAME(S) & TITLE(S) (Typed)	1.	2.		Seal
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate
	NAME(S) & TITLE(S) (Typed)	1.	2.		Seal

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

19769C (10/98)

POWER OF ATTORNEY

LX-22942

Lexon Insurance Company

KNOW ALL MEN BY THESE PRESENTS, that LEXON INSURANCE COMPANY, a Texas Corporation, with its principal office in ouisville, Kentucky, does hereby constitute and appoint: John B. Manus, Mary E. Joseph, Tammy Masterson, Brook T. Smith, Kathy Hobbs,

Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtie Henry, Julie Radican, Virginia E. Woolridge

s true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or her writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of LEXON ISURANCE COMPANY on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or her person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity other writings obligatory in nature of a bond not to exceed $2,500,000.00, Two-million five hundred thousand dollars, which the Company ight execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an torney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected ficers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked s specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney anted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power d any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so ecuted and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue be valid and binding on the Company.

IN WITNESS THEREOF, LEXON INSURANCE COMPANY has caused this Instrument to be signed by its President, and its rporate Seal to be affixed this 2nd day of July, 2003.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

LEXON INSURANCE COMPANY

BY

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and y that he is the President of LEXON INSURANCE COMPANY, the corporation described in and which executed the above instrument; that executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of LEXON INSURANCE COMPANY, A Texas Insurance Company, DO HEREBY CERTIFY that the ginal Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the olutions as set forth are now in force.

gned and Sealed at Lombard, Illinois this 9th Day of February, 20 06.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

Donald D. Buchanan
Secretary

1017602

PERFORMANCE BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) April 27, 2006	OMB No.: 9000-0045 Expires: 09/30/98

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL (Legal name and business address)	TYPE OF ORGANIZATION ("X" one)
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION STATE OF INCORPORATION: Ohio

SURETY(IES) (Name(s) and business address(es))	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223		238	528	00
	CONTRACT DATE	CONTRACT NO.		
	4/27/06	FA8903/04/D-8686 Task Order 30232.1004		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	J. Kevin Fox Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$15	$3578.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

1017602

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) April 27, 2006	FORM APPROVED OMB NO. 9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION ("X" one)

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION Ohio

SURETY(IES) (Name(s) and business address(es))

Lexon Insurance Company
10002 Shelbyville Rd., Suite 100
Louisville, KY 40223

PENAL SUM OF BOND

MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
	238	528	00

CONTRACT DATE	CONTRACT NO.
4/27/06	FA8903-04-D-8686 Task Order #30232.1004

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	J. Kevin Fox, Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs, Attorney-In-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
F.9769C (10/98)
25-205
STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) (Typed)	1.	2.		

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

F.9769C (10/98)

POWER OF ATTORNEY

LX-23849

Lexon Insurance Company

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY**, a Texas Corporation, with its principal office in Louisville, Kentucky, does hereby constitute and appoint: John B. Manus, Mary E. Joseph, Tammy Masterson, Brook T. Smith, Kathy Hobbs, **** Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtie Henry, Julie Radican, Virginia E. Woolridge ********

its true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or other writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON INSURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or other person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity or other writings obligatory in nature of a bond not to exceed $2,500,000.00, Two-million five hundred thousand dollars, which the Company might execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an Attorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected officers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked as specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney granted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so executed and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue to be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its Corporate Seal to be affixed this 2nd day of July, 2003.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

LEXON INSURANCE COMPANY

BY____________________

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and say that he is the President of **LEXON INSURANCE COMPANY**, the corporation described in and which executed the above Instrument; that he executed said Instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY**, A Texas Insurance Company, DO HEREBY CERTIFY that the original Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the resolutions as set forth are now in force.

Signed and Sealed at Lombard, Illinois this 27TH Day of APRIL, 20 06.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

Donald D. Buchanan
Secretary

1017505

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract)	FORM APPROVED OMB NO.
	March 31, 2006	9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION ("X" one)

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION: OH

SURETY(IES) (Name(s) and business address(es))

Lexon Insurance Company
10002 Shelbyville Rd., Suite 100
Louisville, KY 40223

PENAL SUM OF BOND			
MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
	150	000	00

CONTRACT DATE	CONTRACT NO.
12/30/05	68-W-02-016/TO No. 02-016-9067

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	J. Kevin Fox Chief Financial Officer			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $2,489,000	Corporate Seal
SIGNATURE(S)	1. BY: Kathy Hobbs [signature]	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-In-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
3769C (10/98)

25-205

STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate Seal
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate Seal
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate Seal
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate Seal
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate Seal
	NAME(S) & TITLE(S) (Typed)	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	
	SIGNATURE(S)	1.	2.		Corporate Seal
	NAME(S) & TITLE(S) (Typed)	1.	2.		

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

9769C (10/98)

POWER OF ATTORNEY

Lexon Insurance Company

LX-22904

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY**, a Texas Corporation, with its principal office in Louisville, Kentucky, does hereby constitute and appoint: John B. Manus, Mary E. Joseph, Tammy Masterson, Brook T. Smith, Kathy Hobbs, Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtie Henry, Julie Radican, Virginia E. Woolridge

its true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or other writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON INSURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or other person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity or other writings obligatory in nature of a bond not to exceed $2,500,000.00, Two-million five hundred thousand dollars, which the Company might execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an Attorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected officers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked as specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney granted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so executed and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue to be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its Corporate Seal to be affixed this 2nd day of July, 2003.

[Seal: LEXON INSURANCE COMPANY — A TEXAS INSURANCE COMPANY]

LEXON INSURANCE COMPANY

BY [signature]

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and say that he is the President of **LEXON INSURANCE COMPANY**, the corporation described in and which executed the above instrument; that he executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

[signature]

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY**, A Texas Insurance Company, DO HEREBY CERTIFY that the original Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the resolutions as set forth are now in force.

Signed and Sealed at Lombard, Illinois this 31st Day of March, 20 06.

[Seal: LEXON INSURANCE COMPANY — A TEXAS INSURANCE COMPANY]

[signature]

Donald D. Buchanan
Secretary

1017626

PERFORMANCE BOND *(See instructions on reverse)*	DATE BOND EXECUTED *(Must be same or later than date of contract)* May 19, 2006	OMB No.: 9000-0045 Expires: 09/30/98

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL *(Legal name and business address)*	TYPE OF ORGANIZATION ("X" one)
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION STATE OF INCORPORATION: Ohio

SURETY(IES) *(Name(s) and business address(es))*	PENAL SUM OF BOND: MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223	4	794	998	00
	CONTRACT DATE: 09/30/05	CONTRACT NO.: FA8903-04-D-8636-SK05		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature]	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) *(Typed)*	Jack S. Greber President			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) *(Typed)*		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $	Corporate Seal
SIGNATURE(S)	1. BY: [signature] Sandra F. Harper	2.		
NAME(S) & TITLE(S) *(Typed)*	1. Sandra F. Harper Attorney-In-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

1017626

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract) May 19, 2006	FORM APPROVED OMB NO. 9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)	TYPE OF ORGANIZATION ("X" one)			
Environmental Quality Management, Inc. 1800 Carillon Boulevard Cincinnati, OH 45240	☐ INDIVIDUAL ☐ PARTNERSHIP ☐ JOINT VENTURE ☒ CORPORATION			
	STATE OF INCORPORATION: Ohio			
SURETY(IES) (Name(s) and business address(es))	PENAL SUM OF BOND			
	MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
Lexon Insurance Company 10002 Shelbyville Rd., Suite 100 Louisville, KY 40223	4	794	998	00
	CONTRACT DATE: 09/30/05	CONTRACT NO.: FA8903-04-D-8636-SK05		

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

SIGNATURE(S)	1. BY: [signature] (Seal)	2. (Seal)	3. (Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	1. Jack S. Greber President	2.	3.	

INDIVIDUAL SURETY(IES)

SIGNATURE(S)	1. (Seal)	2. (Seal)
NAME(S) (Typed)	1.	2.

CORPORATE SURETY(IES)

SURETY A	NAME & ADDRESS	Lexon Insurance Company, Louisville, KY 40223	STATE OF INC. TX	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1. BY: [signature]	2.		
	NAME(S) & TITLE(S) (Typed)	1. Sandra F. Harper Attorney-In-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
F.9769C (10/98)

25-205

STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

POWER OF ATTORNEY

Lexon Insurance Company

LX- 009573

KNOW ALL MEN BY THESE PRESENTS, that **LEXON INSURANCE COMPANY**, a Texas Corporation, with its principal office in Louisville, Kentucky, does hereby constitute and appoint: John B. Manus, Mary E. Joseph, Tammy Masterson, Brook T. Smith, Kathy Hobbs, *********** Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtle Henry, Julie Radican, Virginia E. Woolridge ********************* its true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or other writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of **LEXON INSURANCE COMPANY** on the 1st day of July, 2003 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or other person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity or other writings obligatory in nature of a bond not to exceed $ 5,000,000.00 Five million dollars ** dollars, which the Company might execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an Attorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected officers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked as specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney granted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so executed and sealed and certificate so executed and sealed shall, with respect to any bond of undertaking to which it is attached, continue to be valid and binding on the Company.

IN WITNESS THEREOF, **LEXON INSURANCE COMPANY** has caused this instrument to be signed by its President, and its Corporate Seal to be affixed this 2nd day of July, 2003.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

LEXON INSURANCE COMPANY

BY [signature]

David E. Campbell
President

ACKNOWLEDGEMENT

On this 2nd day of July, 2003, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and say that he is the President of **LEXON INSURANCE COMPANY**, the corporation described in and which executed the above instrument; that he executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DEJONG
NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 1/12/2007

[signature]

Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of **LEXON INSURANCE COMPANY**, A Texas Insurance Company, DO HEREBY CERTIFY that the original Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the resolutions as set forth are now in force.

Signed and Sealed at Lombard, Illinois this 19th Day of May, 2006.

LEXON INSURANCE COMPANY A TEXAS INSURANCE COMPANY

[signature]

Donald D. Buchanan
Secretary

5017499

PERFORMANCE BOND
(See instructions on reverse)

DATE BOND EXECUTED *(Must be same or later than date of contract)*: August 1, 2006

OMB No.: 9000-0045
Expires:

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL *(Legal name and business address)*

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION *("X" one)*

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION: Ohio

SURETY(IES) *(Name(s) and business address(es))*

Bond Safeguard Insurance Company
1919 South Highland Avenue
Lombard, IL 60148

PENAL SUM OF BOND

MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
	230	554	00

CONTRACT DATE	CONTRACT NO.
4/27/06	FA8903-04-D-8686 Task Order 30232.1006

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) *(Typed)*	Jack S. Greber President			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) *(Typed)*		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Bond Safeguard Insurance Company, Lombard, IL 60148	STATE OF INC.: IL	LIABILITY LIMIT: $1,363,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature]	2.		
NAME(S) & TITLE(S) *(Typed)*	1. Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$15	$3,458.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

5017499

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract)	FORM APPROVED OMB NO.
	August 1, 2006	9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION ("X" one)

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION
Ohio

SURETY(IES) (Name(s) and business address(es))

Bond Safeguard Insurance Company
1919 South Highland Avenue
Lombard, IL 60148

PENAL SUM OF BOND			
MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
	230	554	00

CONTRACT DATE	CONTRACT NO.
4/27/06	FA8903-04-D-8686 Task Order 30232.1006

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: [signature] (Seal)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	Jack S. Greber President			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

NAME & ADDRESS	Bond Safeguard Insurance Company, Lombard, IL 60148	STATE OF INC. IL	LIABILITY LIMIT $ 1,363,000	Corporate Seal
SIGNATURE(S)	1. BY: [signature] Kathy Hobbs	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-in-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
9769C (10/98)

25-206

STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY C	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY D	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY E	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY F	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY G	NAME & ADDRESS			STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

F.9769C (10/98)

STANDARD FORM 25-A (REV. 1-90) BACK

POWER OF ATTORNEY

Bond Safeguard INSURANCE COMPANY

AO 20070

KNOW ALL MEN BY THESE PRESENTS, that BOND SAFEGUARD INSURANCE COMPANY, an Illinois Corporation with its principal office in Lombard, Illinois, does hereby constitute and appoint: John B. Manus, Linda Gibson, Mary E. Joseph, Megan Kaclin, Tammy Masterson Brook T. Smith, Kathy Hobbs, Raymond M. Hundley, Jason D. Cromwell, James H. Martin, Sandra F. Harper, Myrtle F. Henry, Julie Radican

its true and lawful Attorney(s)-In-Fact to make, execute, seal and deliver for, and on its behalf as surety, any and all bonds, undertakings or other writings obligatory in nature of a bond.

This authority is made under and by the authority of a resolution which was passed by the Board of Directors of BOND SAFEGUARD INSURANCE COMPANY on the 7th day of November, 2001 as follows:

Resolved, that the President of the Company is hereby authorized to appoint and empower any representative of the Company or other person or persons as Attorney-In-Fact to execute on behalf of the Company any bonds, undertakings, policies, contracts of indemnity or other writings obligatory in nature of a bond, $ 2,500,000.00 Two Million Five Hundred Thousand Dollars

which the Company might execute through its duly elected officers, and affix the seal of the Company thereto. Any said execution of such documents by an Attorney-In-Fact shall be as binding upon the Company as if they had been duly executed and acknowledged by the regularly elected officers of the Company. Any Attorney-In-Fact, so appointed, may be removed for good cause and the authority so granted may be revoked as specified in the Power of Attorney.

Resolved, that the signature of the President and the seal of the Company may be affixed by facsimile on any power of attorney granted, and the signature of the Vice President, and the seal of the Company may be affixed by facsimile to any certificate of any such power and any such power or certificate bearing such facsimile signature and seal shall be valid and binding on the Company. Any such power so executed and sealed and certificate so executed and sealed shall, with respect to any bond or undertaking to which it is attached, continue to be valid and binding on the Company.

IN WITNESS THEREOF, BOND SAFEGUARD INSURANCE COMPANY has caused this instrument to be signed by its President, and its Corporate Seal to be affixed this 7th day of November, 2001.

BOND SAFEGUARD INSURANCE COMPANY AN ILLINOIS INSURANCE COMPANY

BOND SAFEGUARD INSURANCE COMPANY

BY [signature]
David E. Campbell
President

ACKNOWLEDGEMENT

On this 7th day of November, 2001, before me, personally came David E. Campbell to me known, who being duly sworn, did depose and say that he is the President of BOND SAFEGUARD INSURANCE COMPANY, the corporation described in and which executed the above instrument; that he executed said instrument on behalf of the corporation by authority of his office under the By-laws of said corporation.

"OFFICIAL SEAL"
LYDIA J. DE JONG
Notary Public, State of Illinois
My Commission Expires 1/12/07

[signature: Lydia J. DeJong]
Lydia J. DeJong
Notary Public

CERTIFICATE

I, the undersigned, Secretary of BOND SAFEGUARD INSURANCE COMPANY, An Illinois Insurance Company, DO HEREBY CERTIFY that the original Power of Attorney of which the foregoing is a true and correct copy, is in full force and effect and has not been revoked and the resolutions as set forth are now in force.

Signed and Sealed at Lombard, Illinois this 1st Day of August, 2006

BOND SAFEGUARD INSURANCE COMPANY AN ILLINOIS INSURANCE COMPANY

[signature: Donald D. Buchanan]
Donald D. Buchanan
Secretary

5017516

PERFORMANCE BOND *(See instructions on reverse)*	DATE BOND EXECUTED *(Must be same or later than date of contract)* October 2, 2006	OMB No.: 9000-0045 Expires:

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (MVR), Federal Acquisition Policy Division, GSA, Washington, DC 20405

PRINCIPAL *(Legal name and business address)*

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION *("X" one)*

- [ ] INDIVIDUAL
- [ ] PARTNERSHIP
- [ ] JOINT VENTURE
- [X] CORPORATION

STATE OF INCORPORATION: Ohio

SURETY(IES) *(Name(s) and business address(es))*

Bond Safeguard Insurance Company
1919 South Highland Avenue
Lombard, IL 60148

PENAL SUM OF BOND

MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
	898	408	00

CONTRACT DATE	CONTRACT NO.
4/27/06	FA8903-04-D-8686 TO#30232.1008 SK07

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The Principal has entered into the contract identified above.

THEREFORE:

The above obligation is void if the Principal -

(a)(1) Performs and fulfills all the undertakings, covenants, terms, conditions, and agreements of the contract during the original term of the contract and any extensions thereof that are granted by the Government, with or without notice to the Surety(ies), and during the life of any guaranty required under the contract, and (2) performs and fulfills all the undertakings, covenants, terms conditions, and agreements of any and all duly authorized modifications of the contract that hereafter are made. Notice of those modifications to the Surety(ies) are waived.

(b) Pays to the Government the full amount of the taxes imposed by the Government, if the said contract is subject to the Miller Act, (40 U.S.C. 270a-270e), which are collected, deducted, or withheld from wages paid by the Principal in carrying out the construction contract with respect to which this bond is furnished.

WITNESS:

The Principal and Surety(ies) executed this performance bond and affixed their seals on the above date.

PRINCIPAL

SIGNATURE(S)	1. BY: [signature]	2. (Seal)	3. (Seal)	Corporate Seal
NAME(S) & TITLE(S) *(Typed)*	1. Jack S. Greber President	2.	3.	

INDIVIDUAL SURETY(IES)

SIGNATURE(S)	1. (Seal)	2. (Seal)
NAME(S) *(Typed)*	1.	2.

CORPORATE SURETY(IES)

SURETY A	NAME & ADDRESS	Bond Safeguard Insurance Company, Lombard, IL 60148	STATE OF INC. IL	LIABILITY LIMIT $1,363,000	Corporate Seal
	SIGNATURE(S)	1. BY: [signature]	2.		
	NAME(S) & TITLE(S) *(Typed)*	1. Kathy Hobbs Attorney-in-Fact	2.		

AUTHORIZED FOR LOCAL REPRODUCTION
Previous edition not usable

STANDARD FORM 25 (REV. 5-96)
Prescribed by GSA-FAR (48 CFR) 53.228(b)

CORPORATE SURETY(IES) *(Continued)*

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $	Corporate Seal
	SIGNATURE(S)	1.	2.		
	NAME(S) & TITLE(S) *(Typed)*	1.	2.		

BOND PREMIUM	RATE PER THOUSAND ($)	TOTAL ($)
	$15	$13,476.00

INSTRUCTIONS

1. This form is authorized for use in connection with Government contracts. Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the coporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall execute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25 (REV. 5-96) BACK

5017516

PAYMENT BOND (See instructions on reverse)	DATE BOND EXECUTED (Must be same or later than date of contract)	FORM APPROVED OMB NO.
	October 2, 2006	9000-0045

Public reporting burden for this collection of information is estimated to average 25 minutes per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the FAR Secretariat (VRS), Office of Federal Acquisition Policy, GSA, Washington, D.C. 20405; and to the Office of Management and Budget, Paperwork Reduction Project (9000-0045), Washington, D.C. 20503.

PRINCIPAL (Legal name and business address)

Environmental Quality Management, Inc.
1800 Carillon Boulevard
Cincinnati, OH 45240

TYPE OF ORGANIZATION ("X" one)

☐ INDIVIDUAL ☐ PARTNERSHIP
☐ JOINT VENTURE ☒ CORPORATION

STATE OF INCORPORATION: Ohio

SURETY(IES) (Name(s) and business address(es))

Bond Safeguard Insurance Company
1919 South Highland Avenue
Lombard, IL 60148

PENAL SUM OF BOND

MILLION(S)	THOUSAND(S)	HUNDRED(S)	CENTS
	898	408	00

CONTRACT DATE	CONTRACT NO.
4/27/06	FA8903-04-D-8686 TO#30232.1008 SK07

OBLIGATION:

We, the Principal and Surety(ies), are firmly bound to the United States of America (hereinafter called the Government) in the above penal sum. For payment of the penal sum, we bind ourselves, our heirs, executors, administrators, and successors, jointly and severally. However, where the Sureties are corporations acting as co-sureties, we, the Sureties, bind ourselves in such sum "jointly and severally" as well as "severally" only for the purpose of allowing a joint action or actions against any or all of us. For all other purposes, each Surety binds itself, jointly and severally with the Principal, for the payment of the sum shown opposite the name of the Surety. If no limit of liability is indicated, the limit of liability is the full amount of the penal sum.

CONDITIONS:

The above obligation is void if the Principal promptly makes payment to all persons having a direct relationship with the Principal or a subcontractor of the Principal for furnishing labor, material or both in the prosecution of the work provided for in the contract identified above, and any authorized modifications of the contract that subsequently are made. Notice of those modifications to the Surety(ies) are waived.

WITNESS:

The principal and Surety(ies) executed this payment bond and affixed their seals on the above date.

PRINCIPAL

	1.	2.	3.	
SIGNATURE(S)	BY: Jack S. Greber (signature)	(Seal)	(Seal)	Corporate Seal
NAME(S) & TITLE(S) (Typed)	Jack S. Greber President			

INDIVIDUAL SURETY(IES)

	1.	2.
SIGNATURE(S)	(Seal)	(Seal)
NAME(S) (Typed)		

CORPORATE SURETY(IES)

SURETY A				
NAME & ADDRESS	Bond Safeguard Insurance Company, Lombard, IL 60148	STATE OF INC. IL	LIABILITY LIMIT $ 1,363,000	Corporate Seal
SIGNATURE(S)	1. BY: Kathy Hobbs (signature)	2.		
NAME(S) & TITLE(S) (Typed)	1. Kathy Hobbs Attorney-in-Fact	2.		

NSN 7540-01-152-8061
Previous edition not usable
F.9759C (10/98)

25-205

STANDARD FORM 25-A
Prescribed by GSA — FAR (48 CFR) 53.228(c)

CORPORATE SURETY(IES) (Continued)

SURETY B	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY C	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY D	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY E	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY F	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			
SURETY G	NAME & ADDRESS		STATE OF INC.	LIABILITY LIMIT $		Corporate Seal
	SIGNATURE(S)	1.	2.			
	NAME(S) & TITLE(S) (Typed)	1.	2.			

INSTRUCTIONS

1. This form, for the protection of persons supplying labor and material, is used when a payment bond is required under the Act of August 24, 1935, 49 Stat. 793 (40 U.S.C. 270a-270e). Any deviation from this form will require the written approval of the Administrator of General Services.

2. Insert the full legal name and business address of the Principal in the space designated "Principal" on the face of the form. An authorized person shall sign the bond. Any person signing in a representative capacity (e.g., an attorney-in-fact) must furnish evidence of authority if that representative is not a member of the firm, partnership, or joint venture, or an officer of the corporation involved.

3. (a) Corporations executing the bond as sureties must appear on the Department of the Treasury's list of the approved sureties and must act within the limitation listed therein. Where more than one corporate surety is involved, their names and addresses shall appear in the spaces (Surety A, Surety B, etc.) headed "CORPORATE SURETY(IES)." In the space designated "SURETY(IES)" on the face of the form, insert only the letter identification of the sureties.

(b) Where individual sureties are involved, a completed Affidavit of Individual Surety (Standard Form 28) for each individual surety, shall accompany the bond. The Government may require the surety to furnish additional substantiating information concerning their financial capability.

4. Corporations executing the bond shall affix their corporate seals. Individuals shall excute the bond opposite the word "Corporate Seal", and shall affix an adhesive seal if executed in Maine, New Hampshire, or any other jurisdiction requiring adhesive seals.

5. Type the name and title of each person signing this bond in the space provided.

STANDARD FORM 25-A (REV. 1-90) BACK

F5769C (10/98)